Exhibit 10.1

MULTIFAMILY LOAN AND SECURITY AGREEMENT

(NON-RECOURSE) (SENIORS HOUSING)

BY AND BETWEEN

CHT GRAND ISLAND NE SENIOR LIVING, LLC, a Delaware limited liability company

AND

KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation

DATED AS OF

AUGUST 31, 2012

TABLE OF CONTENTS

ARTICLE 1 - DEFINITIONS; SUMMARY OF MORTGAGE LOAN TERMS		1

SECTION 1.01	DEFINED TERMS.	1
SECTION 1.02	SCHEDULES, EXHIBITS AND ATTACHMENTS INCORPORATED.	1

ARTICLE 2 - GENERAL MORTGAGE LOAN TERMS		2

SECTION 2.01	MORTGAGE LOAN ORIGINATION AND SECURITY.	2
(a)	Making of Mortgage Loan.	2
(b)	Security for Mortgage Loan.	2
(c)	Protective Advances.	2
SECTION 2.02	PAYMENTS ON MORTGAGE LOAN.	2
(a)	Debt Service Payments.	2
(b)	Capitalization of Accrued But Unpaid Interest.	3
(c)	Late Charges.	3
(d)	Default Rate.	4
(e)	Address for Payments.	5
(f)	Application of Payments.	5
SECTION 2.03	LOCKOUT/PREPAYMENT.	5
(a)	Prepayment; Prepayment Lockout; Prepayment Premium.	5
(b)	Voluntary Prepayment in Full.	6
(c)	Acceleration of Mortgage Loan.	7
(d)	Application of Collateral.	7
(e)	Casualty and Condemnation.	7
(f)	No Effect on Payment Obligations.	7
(g)	Loss Resulting from Prepayment.	7

ARTICLE 3 - PERSONAL LIABILITY		8

SECTION 3.01	NON-RECOURSE MORTGAGE LOAN; EXCEPTIONS.	8
SECTION 3.02	PERSONAL LIABILITY OF BORROWER (EXCEPTIONS TO NON-RECOURSE PROVISION).	8
(a)	Personal Liability Based on Lender’s Loss.	8
(b)	Full Personal Liability for Mortgage Loan.	9
SECTION 3.03	PERSONAL LIABILITY FOR INDEMNITY OBLIGATIONS.	10
SECTION 3.04	LENDER’S RIGHT TO FOREGO RIGHTS AGAINST MORTGAGED PROPERTY.	10

ARTICLE 4 - BORROWER STATUS		10

SECTION 4.01	REPRESENTATIONS AND WARRANTIES.	10
(a)	Due Organization and Qualification.	10
(b)	Location.	11
(c)	Power and Authority.	11
(d)	Due Authorization.	11
(e)	Valid and Binding Obligations.	11
(f)	Effect of Mortgage Loan on Borrower’s Financial Condition.	11
(g)	Economic Sanctions, Anti-Money Laundering and Anti-Corruption.	12
(h)	Borrower Single Asset Status.	13
(i)	No Bankruptcies or Judgments.	13
(j)	No Litigation.	14
(k)	Payment of Taxes, Assessments and Other Charges.	14

Multifamily Loan and Security Agreement
(Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page i
Fannie Mae	04-11	© 2011 Fannie Mae

(l)	Not a Foreign Person.	14
(m)	ERISA.	14
(n)	Default Under Other Obligations.	15
(o)	Prohibited Person.	15
(p)	Licensing; Compliance with Law.	15
SECTION 4.02	COVENANTS.	17
(a)	Maintenance of Existence; Organizational Documents.	17
(b)	Economic Sanctions and Anti-Money Laundering.	17
(c)	Payment of Taxes, Assessments and Other Charges.	18
(d)	Borrower Single Asset Status.	18
(e)	ERISA.	19
(f)	Notice of Litigation or Insolvency.	20
(g)	Payment of Costs, Fees, and Expenses.	20
(h)	Compliance with Laws Applicable to Seniors Housing Facility.	21

ARTICLE 5 - THE MORTGAGE LOAN		21

SECTION 5.01	REPRESENTATIONS AND WARRANTIES.	21
(a)	Receipt and Review of Loan Documents.	21
(b)	No Default.	21
SECTION 5.02	COVENANTS.	21
(a)	Ratification of Covenants; Estoppels; Certifications.	21
(b)	Further Assurances.	22
(c)	Sale of Mortgage Loan.	22
(d)	Limitations on Further Acts of Borrower.	23
(e)	Financing Statements; Record Searches.	23

ARTICLE 6 - PROPERTY USE, PRESERVATION AND MAINTENANCE		24

SECTION 6.01	REPRESENTATIONS AND WARRANTIES.	24
(a)	Compliance with Law; Permits and Licenses.	24
(b)	Operating Documents; Contracts; Resident Records.	25
(c)	Property Characteristics.	25
(d)	Property Ownership.	26
Section 6.02	COVENANTS	26
(a)	Use of Property.	26
(b)	Property Maintenance.	26
(c)	Property Preservation.	28
(d)	Property Inspections.	28
(e)	Compliance with Laws.	29
(f)	Licensing.	29
(g)	Medicaid.	30
(h)	Facility Operating Agreement.	31
(i)	Change in Property Operator.	32
(j)	Contracts.	32
SECTION 6.03	MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING THE PROPERTY.	32
(a)	Property Management.	32
(b)	Subordination of Fees by Property Operator.	33
(c)	Physical Needs Assessment.	33

Multifamily Loan and Security Agreement
(Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page ii
Fannie Mae	04-11	© 2011 Fannie Mae

ARTICLE 7 - LEASES AND RENTS		33

SECTION 7.01	REPRESENTATIONS AND WARRANTIES.	33
(a)	Prior Assignment of Rents.	33
(b)	Prepaid Rents.	34
SECTION 7.02	COVENANTS.	34
(a)	Leases.	34
(b)	Commercial Leases.	34
(c)	Payment of Rents.	35
(d)	Assignment of Rents.	36
(e)	Further Assignments of Leases and Rents.	36
(f)	Options to Purchase by Tenants.	36
SECTION 7.03	MORTGAGE LOAN ADMINISTRATION REGARDING LEASES AND RENTS.	36
(a)	Material Commercial Lease Requirements.	36
(b)	Residential Lease Requirements.	37

ARTICLE 8 - BOOKS AND RECORDS; FINANCIAL REPORTING		37

SECTION 8.01	REPRESENTATIONS AND WARRANTIES.	37
(a)	Financial Information.	37
(b)	No Change in Facts or Circumstances.	37
SECTION 8.02	COVENANTS.	37
(a)	Obligation to Maintain Accurate Books and Records.	37
(b)	Items to Furnish to Lender.	38
(c)	Delivery of Books and Records.	40
SECTION 8.03	MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING BOOKS AND RECORDS AND FINANCIAL REPORTING.	40
(a)	Right to Audit Books and Records.	40
(b)	Credit Reports; Credit Score.	40

ARTICLE 9 - INSURANCE		41

SECTION 9.01	REPRESENTATIONS AND WARRANTIES.	41
(a)	Compliance with Insurance Requirements.	41
(b)	Property Condition.	41
SECTION 9.02	COVENANTS.	41
(a)	Insurance Requirements.	41
(b)	Delivery of Policies, Renewals, Notices and Proceeds.	42
SECTION 9.03	MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING INSURANCE	42
(a)	Lender’s Ongoing Insurance Requirements.	42
(b)	Application of Proceeds on Event of Loss.	43
(c)	Payment Obligations Unaffected.	45
(d)	Foreclosure Sale.	45
(e)	Appointment of Lender as Attorney-In-Fact.	45

ARTICLE 10 - CONDEMNATION		46

SECTION 10.01	REPRESENTATIONS AND WARRANTIES.	46
(a)	Prior Condemnation Action.	46
(b)	Pending Condemnation Actions.	46
SECTION 10.02	COVENANTS.	46
(a)	Notice of Condemnation.	46
(b)	Condemnation Proceeds.	46

Multifamily Loan and Security Agreement
(Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page iii
Fannie Mae	04-11	© 2011 Fannie Mae

SECTION 10.03	MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING CONDEMNATION.	46
(a)	Application of Condemnation Awards.	46
(b)	Payment Obligations Unaffected.	47
(c)	Appointment of Lender as Attorney-In-Fact.	47
(d)	Application of Proceeds.	47

ARTICLE 11 - LIENS, TRANSFERS AND ASSUMPTIONS		47

SECTION 11.01	REPRESENTATIONS AND WARRANTIES.	47
(a)	No Labor or Materialmen’s Claims.	47
(b)	No Other Interests.	48
SECTION 11.02	COVENANTS.	48
(a)	Liens; Encumbrances.	48
(b)	Transfers.	48
SECTION 11.03	MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING LIENS, TRANSFERS AND ASSUMPTIONS	51
(a)	Assumption of Mortgage Loan.	51
(b)	Transfers to Key Principal-Owned Affiliates or Guarantor-Owned Affiliates.	52
(c)	Estate Planning.	52
(d)	Termination or Revocation of Trust.	53
(e)	Death of Key Principal or Guarantor.	53
(f)	Bankruptcy of Guarantor.	54
(g)	Further Conditions to Transfers and Assumption.	55

ARTICLE 12 - IMPOSITIONS		57

SECTION 12.01	REPRESENTATIONS AND WARRANTIES.	57
(a)	Payment of Taxes, Assessments and Other Charges.	57
SECTION 12.02	COVENANTS.	57
(a)	Imposition Deposits, Taxes, and Other Charges.	57
SECTION 12.03	MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING IMPOSITIONS.	58
(a)	Maintenance of Records by Lender.	58
(b)	Imposition Accounts.	58
(c)	Payment of Impositions; Sufficiency of Imposition Deposits.	58
(d)	Imposition Deposits Upon Event of Default.	59
(e)	Contesting Impositions.	59
(f)	Release to Borrower.	59

ARTICLE 13 - REPLACEMENT RESERVE AND REPAIRS		60

SECTION 13.01	COVENANTS.	60
(a)	Initial Deposits to Replacement Reserve Account and Repairs Escrow Account.	60
(b)	Monthly Replacement Reserve Deposits.	60
(c)	Payment for Replacements and Repairs.	60
(d)	Assignment of Contracts for Replacements and Repairs.	60
(e)	Indemnification.	60
(f)	Amendments to Loan Documents.	61
(g)	Administrative Fees and Expenses.	61
SECTION 13.02	MORTGAGE LOAN ADMINISTRATION MATTERS REGARDING RESERVES.	61
(a)	Accounts, Deposits, and Disbursements.	61
(b)	Approvals of Contracts; Assignment of Claims.	68
(c)	Delays and Workmanship.	68

Multifamily Loan and Security Agreement
(Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page iv
Fannie Mae	04-11	© 2011 Fannie Mae

(d)	Appointment of Lender as Attorney-In-Fact.	68
(e)	No Lender Obligation.	69
(f)	No Lender Warranty.	69

ARTICLE 14 - DEFAULTS/REMEDIES		69

SECTION 14.01	EVENTS OF DEFAULT.	69
(a)	Automatic Events of Default.	69
(b)	Events of Default Subject to a Specified Cure Period.	72
(c)	Events of Default Subject to Extended Cure Period.	72
SECTION 14.02	REMEDIES.	72
(a)	Acceleration; Foreclosure.	72
(b)	Loss of Right to Receive Replacement Reserve Disbursements and Repairs Disbursements.	73
(c)	Remedies Cumulative.	73
(d)	Operations upon Event of Default; Lockbox Account.	74
SECTION 14.03	ADDITIONAL LENDER RIGHTS; FORBEARANCE.	74
(a)	No Effect Upon Obligations.	74
(b)	No Waiver of Rights or Remedies.	75
(c)	Appointment of Lender as Attorney-in-Fact.	75
SECTION 14.04	WAIVER OF MARSHALING.	77

ARTICLE 15 - MISCELLANEOUS		77

SECTION 15.01	GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.	77
(a)	Governing Law.	77
(b)	Venue.	77
SECTION 15.02	NOTICE.	78
(a)	Process of Serving Notice.	78
(b)	Change of Address.	78
(c)	Default Method of Notice.	78
(d)	Receipt of Notices.	78
SECTION 15.03	SUCCESSORS AND ASSIGNS BOUND; SALE OF MORTGAGE LOAN.	79
(a)	Binding Agreement.	79
(b)	Sale of Mortgage Loan; Change of Servicer.	79
SECTION 15.04	COUNTERPARTS.	79
SECTION 15.05	JOINT AND SEVERAL (OR SOLIDARY) LIABILITY.	79
SECTION 15.06	RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.	79
(a)	Solely Creditor and Debtor.	79
(b)	No Third Party Beneficiaries.	79
SECTION 15.07	SEVERABILITY; ENTIRE AGREEMENT; AMENDMENTS.	80
SECTION 15.08	CONSTRUCTION.	80
SECTION 15.09	MORTGAGE LOAN SERVICING.	81
SECTION 15.10	DISCLOSURE OF INFORMATION.	81
SECTION 15.11	WAIVER; CONFLICT.	82
SECTION 15.12	DETERMINATIONS BY LENDER.	82
SECTION 15.13	SUBROGATION.	82
SECTION 15.14	COUNTING OF DAYS.	82
SECTION 15.15	REVIVAL AND REINSTATEMENT OF INDEBTEDNESS.	82
SECTION 15.16	TIME IS OF THE ESSENCE.	83
SECTION 15.17	FINAL AGREEMENT.	83
SECTION 15.18	WAIVER OF TRIAL BY JURY.	83

Multifamily Loan and Security Agreement
(Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page v
Fannie Mae	04-11	© 2011 Fannie Mae

SCHEDULES & EXHIBITS

Schedules

Schedule 1	Definitions Schedule (required)	Form 6101.FR.SRS
Schedule 2	Summary of Loan Terms (required)	Form 6102.FR.SRS
Schedule 3	Interest Rate Type Provisions (required)	Form 6103.FR
Schedule 4	Prepayment Premium Schedule (required)	Form 6104.01
Schedule 5	Required Replacement Schedule (required)
Schedule 6	Required Repair Schedule (required)
Schedule 7	Exceptions to Representations and Warranties Schedule (required)

Exhibits
Exhibit A	Modifications to Loan Agreement (Cross-Default and Cross Collateralization: Multi-Note)	Form 6203
Exhibit B	Modifications to Loan Agreement (Waiver of Imposition Deposits)	Form 6228

Multifamily Loan and Security Agreement
(Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page vi
Fannie Mae	04-11	© 2011 Fannie Mae

MULTIFAMILY LOAN AND SECURITY AGREEMENT

(Non-Recourse) (Seniors Housing)

This MULTIFAMILY LOAN AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”) is made as of the Effective Date (as hereinafter defined) by and between CHT GRAND ISLAND NE SENIOR LIVING, LLC, a Delaware limited liability company (“Borrower”), and KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation (“Lender”).

RECITALS:

WHEREAS, Borrower desires to obtain the Mortgage Loan (as hereinafter defined) from Lender to be secured by the Mortgaged Property (as hereinafter defined); and

WHEREAS, Lender is willing to make the Mortgage Loan on the terms and conditions contained in this Loan Agreement and in the other Loan Documents (as hereinafter defined);

NOW, THEREFORE, in consideration of the making of the Mortgage Loan by Lender and other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereby covenant, agree, represent and warrant as follows:

AGREEMENTS:

ARTICLE 1 - DEFINITIONS; SUMMARY OF MORTGAGE LOAN TERMS

Section 1.01 Defined Terms.

Capitalized terms not otherwise defined in the body of this Loan Agreement shall have the meanings set forth in the Definitions Schedule attached as Schedule 1 to this Loan Agreement.

Section 1.02 Schedules, Exhibits and Attachments Incorporated.

The schedules, exhibits and any other addenda or attachments are incorporated fully into this Loan Agreement by this reference and each constitutes a substantive part of this Loan Agreement.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 1
Article 1	04-11	© 2011 Fannie Mae

ARTICLE 2 - GENERAL MORTGAGE LOAN TERMS

Section 2.01 Mortgage Loan Origination and Security.

(a) Making of Mortgage Loan.

On the Effective Date and subject to the terms and conditions of this Loan Agreement and the other Loan Documents, Lender hereby makes the Mortgage Loan to Borrower and Borrower hereby accepts the Mortgage Loan from Lender. Borrower covenants and agrees that it shall:

(1) pay the Indebtedness, including the Prepayment Premium, if any (whether in connection with any voluntary prepayment or in connection with an acceleration by Lender of the Indebtedness), in accordance with the terms of this Loan Agreement and the other Loan Documents; and

(2) perform, observe and comply with this Loan Agreement and all other provisions of the other Loan Documents.

(b) Security for Mortgage Loan.

The Mortgage Loan is made pursuant to this Loan Agreement, is evidenced by the Note and is secured by the Security Instrument, this Loan Agreement and the other Loan Documents that are expressly stated to be security for the Mortgage Loan.

(c) Protective Advances.

As provided in the Security Instrument, Lender may take such actions or disburse such funds as Lender reasonably deems necessary to perform the obligations of Borrower under this Loan Agreement and the other Loan Documents and to protect Lender’s interest in the Mortgaged Property.

Section 2.02 Payments on Mortgage Loan.

(a) Debt Service Payments.

(1) Short Month Interest.

If the Effective Date is any day other than the first day of the month, interest for the period beginning on the Effective Date and ending on and including the last day of the month in which the Effective Date occurs shall be payable by Borrower on the Effective Date.

(2) Interest Accrual and Computation.

Except as provided in Section 2.02(a)(1), interest shall be paid in arrears. Interest shall accrue as provided in the Schedule of Interest Rate Type Provisions and shall be computed in accordance with the Interest Accrual Method. If the Interest Accrual Method is “Actual/360,” Borrower acknowledges and agrees that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 2
Article 2	04-11	© 2011 Fannie Mae

(3) Monthly Debt Service Payments.

Consecutive monthly debt service installments (comprised of either interest only or principal and interest, depending on the Amortization Type), each in the amount of the applicable Monthly Debt Service Payment, shall be due and payable on the First Payment Date, and on each Payment Date thereafter until the Maturity Date at which time all Indebtedness shall be due. Any regularly scheduled Monthly Debt Service Payment that is received by Lender before the applicable Payment Date shall be deemed to have been received on such Payment Date solely for the purpose of calculating interest due.

(4) Payment at Maturity.

The unpaid principal balance of the Mortgage Loan, any Accrued Interest thereon and all other Indebtedness shall be due and payable on the Maturity Date.

(5) Interest Rate Type.

See the Schedule of Interest Rate Type Provisions for additional provisions, if any, specific to the Interest Rate Type.

(b) Capitalization of Accrued But Unpaid Interest.

Any accrued and unpaid interest on the Mortgage Loan remaining past due for thirty (30) days or more may, at Lender’s election, be added to and become part of the unpaid principal balance of the Mortgage Loan.

(c) Late Charges.

(1) If any Monthly Debt Service Payment (other than the payment due on the Maturity Date for repayment of the Mortgage Loan in full) due hereunder is not received by Lender within ten (10) days (or fifteen (15) days for any Mortgaged Property located in Mississippi or North Carolina to comply with applicable law) after the applicable Payment Date, or if any other amount payable under this Loan Agreement or any other Loan Document is not received by Lender within ten (10) days (or fifteen (15) days for any Mortgaged Property located in Mississippi or North Carolina to comply with applicable law) after the date such amount is due, inclusive of the date on which such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, the Late Charge.

The Late Charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 2.02(d).

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 3
Article 2	04-11	© 2011 Fannie Mae

(2) Borrower acknowledges and agrees that:

(A) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Mortgage Loan;

(B) it is extremely difficult and impractical to determine those additional expenses;

(C) Lender is entitled to be compensated for such additional expenses; and

(D) the Late Charge represents a fair and reasonable estimate, taking into account all circumstances existing on the date hereof, of the additional expenses Lender will incur by reason of any such late payment.

(d) Default Rate.

(1) Default interest shall be paid as follows:

(A) If any amount due on the Mortgage Loan (other than amounts due on the Maturity Date) remains past due for thirty (30) days or more, interest on such unpaid amount(s) shall accrue from the date payment is due at the Default Rate and shall be payable upon demand by Lender.

(B) If any principal, Accrued Interest or other Indebtedness due on the Mortgage Loan is not paid in full on the Maturity Date, then interest shall accrue at the Default Rate on all such unpaid amounts from the Maturity Date until fully paid and shall be payable upon demand by Lender.

Absent a demand by Lender, any such amounts shall be payable by Borrower in the same manner as provided for the payment of Monthly Debt Service Payments. To the extent permitted by applicable law, interest shall also accrue at the Default Rate on any judgment obtained by Lender against Borrower in connection with the Mortgage Loan.

(2) Borrower acknowledges and agrees that:

(A) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Mortgage Loan; and

(B) in connection with any failure to timely pay all amounts due in respect of the Mortgage Loan on the Maturity Date, or during the time that any Monthly Debt Service Payment or other payment due on the Mortgage Loan is delinquent for more than thirty (30) days:

(i) Lender’s risk of nonpayment of the Mortgage Loan will be materially increased;

(ii) Lender’s ability to meet its other obligations and to take advantage of other investment opportunities will be adversely impacted;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 4
Article 2	04-11	© 2011 Fannie Mae

(iii) Lender will incur additional costs and expenses arising from its loss of the use of the amounts due;

(iv) it is extremely difficult and impractical to determine such additional costs and expenses;

(v) Lender is entitled to be compensated for such additional risks, costs and expenses; and

(vi) the increase from the Interest Rate to the Default Rate represents a fair and reasonable estimate of the additional risks, costs and expenses Lender will incur by reason of Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquency on the Mortgage Loan (taking into account all circumstances existing on the Effective Date).

(e) Address for Payments.

All payments due pursuant to the Loan Documents shall be payable at Lender’s Payment Address, or such other place and in such manner as may be designated from time to time by written notice to Borrower by Lender.

(f) Application of Payments.

If at any time Lender receives, from Borrower or otherwise, any amount in respect of the Indebtedness that is less than all amounts due and payable at such time, then Lender may apply such payment to amounts then due and payable in any manner and in any order determined by Lender or hold in suspense and not apply such amount at Lender’s election. Neither Lender’s acceptance of an amount that is less than all amounts then due and payable, nor Lender’s application of, or suspension of the application of, such payment, shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness, Borrower’s obligations under this Loan Agreement and the other Loan Documents shall remain unchanged.

Section 2.03 Lockout/Prepayment.

(a) Prepayment; Prepayment Lockout; Prepayment Premium.

(1) Borrower shall not make a voluntary full or partial prepayment on the Mortgage Loan during any Prepayment Lockout Period nor shall Borrower make a voluntary partial prepayment at any time. Except as expressly provided in this Loan Agreement (including as provided in the Prepayment Premium Schedule), a Prepayment Premium calculated in accordance with the Prepayment Premium Schedule shall be payable in connection with any prepayment of the Mortgage Loan.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 5
Article 2	04-11	© 2011 Fannie Mae

(2) If a Prepayment Lockout Period applies to the Mortgage Loan, and during such Prepayment Lockout Period Lender accelerates the unpaid principal balance of the Mortgage Loan or otherwise applies collateral held by Lender to the repayment of any portion of the unpaid principal balance of the Mortgage Loan, the Prepayment Premium shall be due and payable and equal to the amount obtained by multiplying the percentage indicated (if at all) in the Prepayment Premium Schedule by the amount of principal being prepaid at the time of such acceleration or application.

(b) Voluntary Prepayment in Full.

At any time after the expiration of any Prepayment Lockout Period, Borrower may voluntarily prepay the Mortgage Loan in full on a Permitted Prepayment Date so long as:

(1) Borrower delivers to Lender a Prepayment Notice, which Prepayment Notice may be revocable by Borrower upon written notice to Lender, specifying the Intended Prepayment Date not more than sixty (60) days, but not less than thirty (30) days (if given via U.S. Postal Service) or twenty (20) days (if given via facsimile, e-mail or overnight courier) prior to such Intended Prepayment Date; and

(2) Borrower pays to Lender an amount equal to the sum of:

(A) the entire unpaid principal balance of the Mortgage Loan; plus

(B) all Accrued Interest (calculated through the last day of the month in which the prepayment occurs); plus

(C) the Prepayment Premium; plus

(D) all other Indebtedness.

In connection with any such voluntary prepayment, Borrower acknowledges and agrees that interest shall always be calculated and paid through the last day of the month in which the prepayment occurs (even if the Permitted Prepayment Date for such month is not the last day of such month, or if Lender approves prepayment on an Intended Prepayment Date that is not a Permitted Prepayment Date). Borrower further acknowledges that Lender is not required to accept a voluntary prepayment of the Mortgage Loan on any day other than a Permitted Prepayment Date. However, if Lender does approve an Intended Prepayment Date that is not a Permitted Prepayment Date and accepts a prepayment on such Intended Prepayment Date, such prepayment shall be deemed to be received on the immediately following Permitted Prepayment Date. If Borrower fails to prepay the Mortgage Loan on the Intended Prepayment Date for any reason (including on any Intended Prepayment Date that is not a Permitted Prepayment Date but is approved by Lender) and such failure continues for five (5) Business Days or longer, or into the following month (if sooner), Lender may recalculate the payoff amount. Borrower shall immediately pay to Lender any additional amounts required by any such recalculation.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 6
Article 2	04-11	© 2011 Fannie Mae

(c) Acceleration of Mortgage Loan.

Upon acceleration of the Mortgage Loan, Borrower shall pay to Lender:

(1) the entire unpaid principal balance of the Mortgage Loan;

(2) all Accrued Interest (calculated through the last day of the month in which the acceleration occurs);

(3) the Prepayment Premium; and

(4) all other Indebtedness.

(d) Application of Collateral.

Any application by Lender of any collateral or other security to the repayment of all or any portion of the unpaid principal balance of the Mortgage Loan prior to the Maturity Date in accordance with the Loan Documents shall be deemed to be a prepayment by Borrower. Any such prepayment shall require the payment to Lender by Borrower of the Prepayment Premium calculated on the amount being prepaid in accordance with this Loan Agreement.

(e) Casualty and Condemnation.

Notwithstanding any provision of this Loan Agreement to the contrary, no Prepayment Premium shall be payable with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award in accordance with this Loan Agreement.

(f) No Effect on Payment Obligations.

Unless otherwise expressly provided in this Loan Agreement, any prepayment required by any Loan Document of less than the entire unpaid principal balance of the Mortgage Loan shall not extend or postpone the due date of any subsequent Monthly Debt Service Payments, Monthly Replacement Reserve Deposit, or other payment, or change the amount of any such payments or deposits.

(g) Loss Resulting from Prepayment.

Borrower acknowledges and agrees that:

(1) any prepayment of the unpaid principal balance of the Mortgage Loan, whether voluntary or involuntary, or resulting from a default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional risk, expense and frustration or impairment of Lender’s ability to meet its commitments to third parties;

(2) it is extremely difficult and impractical to ascertain the extent of such losses, risks and damages;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 7
Article 2	04-11	© 2011 Fannie Mae

(3) the formula for calculating the Prepayment Premium represents a reasonable estimate of the losses, risks and damages Lender will incur as a result of a prepayment; and

(4) the provisions regarding the Prepayment Premium contained in this Loan Agreement are a material part of the consideration for the Mortgage Loan, and that the terms of the Mortgage Loan are in other respects more favorable to Borrower as a result of Borrower’s voluntary agreement to such prepayment provisions.

ARTICLE 3 - PERSONAL LIABILITY

Section 3.01 Non-Recourse Mortgage Loan; Exceptions.

Except as otherwise provided in this Article 3 or in any other Loan Document, none of Borrower, or any director, officer or employee of Borrower, shall have personal liability under this Loan Agreement or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender’s only recourse for the satisfaction of such Indebtedness and the performance of such obligations shall be Lender’s exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower’s liability shall not limit or impair Lender’s enforcement of its rights against any Guarantor under any Loan Document.

Section 3.02 Personal Liability of Borrower (Exceptions to Non-Recourse Provision).

(a) Personal Liability Based on Lender’s Loss.

Borrower shall be personally liable to Lender for the repayment of the portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of:

(1) failure to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under the Loan Documents and the amount of all security deposits collected by Borrower from tenants;

(2) failure to maintain all insurance policies required by the Loan Documents;

(3) failure to apply all insurance proceeds and any condemnation award as required by the Loan Documents;

(4) failure to comply with any provision of this Loan Agreement or any other Loan Document relating to the delivery of books and records, statements, schedules and reports;

(5) failure to apply Rents to the ordinary and necessary expenses of owning and operating the Mortgaged Property (other than property management fees that are not currently payable pursuant to the terms of any collateral assignment of property management agreement required by Lender), and to Debt Service Amounts, except that Borrower will not be personally liable with respect to Rents that are distributed in any calendar year if Borrower has paid all ordinary and necessary expenses of owning and operating the Mortgaged Property and Debt Service for the calendar year that such Rents are attributable;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 8
Article 2	04-11	© 2011 Fannie Mae

(6) waste or abandonment of the Mortgaged Property;

(7) failure to cause the renewal, continuation, extension or maintenance of all Licenses required to legally operate the Mortgaged Property as a Seniors Housing Facility or, if any Licenses are transferred to a transferee approved by Lender, failure to cause such Licenses to be transferred or reissued within the period of time required under applicable law and to provide to Lender written notice of such transfer including copies of the newly issued Licenses; or

(8) in the event Borrower or any Property Operator is a Medicaid Participant with respect to the Mortgaged Property and has executed a depositary agreement required by Lender, revocation or termination of the standing instructions from Borrower or Property Operator to the depositary bank pursuant to such depositary agreement without Lender’s consent;

provided, however, Borrower shall not have personal liability under clauses (1), (3), or (5) above to the extent that Borrower lacks the legal right to direct the disbursement of the applicable funds due to an involuntary Bankruptcy Event that occurs without the consent, encouragement or active participation of Guarantor, Key Principal or Borrower Affiliate.

(b) Full Personal Liability for Mortgage Loan.

Borrower shall be personally liable to Lender for the repayment of all of the Indebtedness, and the Mortgage Loan shall be fully recourse to Borrower, upon the occurrence of any of the following:

(1) failure by Borrower to comply with the single-asset entity requirements of this Loan Agreement or any other Loan Document;

(2) a Transfer (other than a conveyance of the Mortgaged Property at a Foreclosure Event pursuant to the Security Instrument and this Loan Agreement) that is not permitted under this Loan Agreement or any other Loan Document;

(3) the occurrence of any Bankruptcy Event (other than an acknowledgement in writing as described in (ii) of the definition of “Bankruptcy Event”); provided, however, in the event of an involuntary Bankruptcy Event, Borrower shall only be personally liable if such involuntary Bankruptcy Event occurs with the consent, encouragement or active participation of Borrower, Guarantor, Key Principal or any Borrower Affiliate; or

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 9
Article 3	04-11	© 2011 Fannie Mae

(4) fraud or written material misrepresentation by Borrower, Guarantor, Key Principal, or any officer, director, partner, member, or shareholder of Borrower, Guarantor, or Key Principal or material omission in connection with: any application for or creation of the Indebtedness, on-going financial or other reporting, or any request for action or consent by Lender.

Section 3.03 Personal Liability for Indemnity Obligations.

Borrower shall be personally and fully liable to Lender for Borrower’s indemnity obligations under Section 13.01(e), the Environmental Indemnity Agreement and any other indemnity provided by Borrower under any other Loan Document. Borrower’s liability for such indemnity obligations shall not be limited by the amount of the Indebtedness, the repayment of the Indebtedness, or otherwise.

Section 3.04 Lender’s Right to Forego Rights Against Mortgaged Property.

To the extent that Borrower has personal liability under this Loan Agreement or any other Loan Document, Lender may exercise its rights against Borrower personally to the fullest extent permitted by applicable law without regard to whether Lender has exercised any rights against the Mortgaged Property, the UCC Collateral or any other security, or pursued any rights against any Guarantor or Key Principal, or pursued any other rights available to Lender under this Loan Agreement, any other Loan Document or applicable law. For purposes of this Section 3.04 only, the term “Mortgaged Property” shall not include any funds that have been applied by Borrower as required or permitted by this Loan Agreement prior to the occurrence of an Event of Default, or that Borrower was unable to apply as required or permitted by this Loan Agreement because of a Bankruptcy Event. To the fullest extent permitted by applicable law, in any action to enforce Borrower’s personal liability under this Article 3, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

ARTICLE 4 - BORROWER STATUS

Section 4.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 4.01 are made as of the Effective Date, and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Due Organization and Qualification.

Borrower is validly existing and qualified to transact business and is in good standing in the state in which it is formed or organized, the Property Jurisdiction and in each other jurisdiction that qualification or good standing is required according to applicable law to conduct its business with respect to the Mortgaged Property and where the failure to be so qualified or in good standing would adversely affect Borrower’s operation of the Mortgaged Property or the validity, enforceability or the ability of Borrower to perform its obligations under this Loan Agreement or any other Loan Document.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 10
Article 3	04-11	© 2011 Fannie Mae

(b) Location.

Borrower’s General Business Address is Borrower’s principal place of business and principal office.

(c) Power and Authority.

Borrower has the requisite power and authority:

(1) to own the Mortgaged Property and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of its obligations under this Loan Agreement and under the other Loan Documents to which it is a party; and

(2) to execute and deliver this Loan Agreement and the other Loan Documents to which it is a party, and to carry out the transactions contemplated by this Loan Agreement and the other Loan Documents to which it is a party.

(d) Due Authorization.

The execution, delivery and performance of this Loan Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action and proceedings by or on behalf of Borrower, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Borrower as a condition to the valid execution, delivery and performance by Borrower of this Loan Agreement or any of the other Loan Documents to which it is a party, except filings required to perfect and maintain the liens to be granted under the Loan Documents and routine filings to maintain good standing and its existence.

(e) Valid and Binding Obligations.

This Loan Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable Insolvency Laws or by the exercise of discretion by any court.

(f) Effect of Mortgage Loan on Borrower’s Financial Condition.

Borrower is not presently Insolvent and the Mortgage Loan will not render Borrower Insolvent. Borrower has sufficient working capital, including proceeds from the Mortgage Loan, cash flow from the Mortgaged Property, or other sources, not only to adequately maintain the Mortgaged Property, but also to pay all of Borrower’s outstanding debts as they come due, including all Debt Service Amounts.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 11
Article 5	04-11	© 2011 Fannie Mae

(g) Economic Sanctions, Anti-Money Laundering and Anti-Corruption.

None of Borrower, any Affiliated Property Operator, any Guarantor, any Key Principal, or any Principal, nor to Borrower’s knowledge, its general partners, managing members, managers (if non-member managed), or any Person owning or controlling any of them:

(1) is in violation of:

(A) any applicable anti-money laundering laws, including those contained in the Bank Secrecy Act;

(B) any applicable economic sanction laws administered by OFAC or by the United States Department of State; or

(C) any applicable anti-drug trafficking, anti-terrorism, or anti-corruption laws, civil or criminal; or

(2) is a Person:

(A) that is charged with, or has reason to believe that he, she or it is under investigation for, any violation of any such laws;

(B) that has been convicted of any violation of, has been subject to civil penalties pursuant to, or had any of its property seized or forfeited under any such laws;

(C) named on the list of “Specially Designated Nationals or Blocked Persons” maintained by OFAC (or any successor United States government office or list), or any similar list maintained by the United States Department of State (or any successor United States government office or list);

(D) with whom any United States Person, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories, is prohibited from transacting business of the type contemplated by this Loan Agreement and the other Loan Documents under any other applicable law; or

(E) that is owned, controlled by, or affiliated with any Person identified in clause (A), (B), (C), and/or (D) of this Section 4.01(g)(2); or

(3) is in violation of any obligation to maintain appropriate internal controls as required by the governing laws of the jurisdiction of such Person as are necessary to ensure compliance with the economic sanctions, anti-money laundering and anti-corruption laws of the United States and the jurisdiction where the Person resides, is domiciled or has its principal place of business.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 12
Article 5	04-11	© 2011 Fannie Mae

(h) Borrower Single Asset Status.

Borrower:

(1) does not own any real property, personal property or assets other than the Mortgaged Property;

(2) does not own, operate or participate in any business other than the management and operation of the Mortgaged Property;

(3) has no material financial obligation under any indenture, mortgage, deed of trust, deed to secure debt, loan agreement or other agreement or instrument to which Borrower is a party or by which Borrower or the Mortgaged Property is otherwise bound, other than unsecured obligations incurred in the ordinary course of the operation of the Mortgaged Property and obligations under the Loan Documents and obligations secured by the Mortgaged Property to the extent permitted by the Loan Documents;

(4) has accurately maintained its financial statements, accounting records and other partnership, real estate investment trust, limited liability company or corporate documents, as the case may be, separate from those of any other Person;

(5) has not commingled its assets or funds with those of any other Person;

(6) has been adequately capitalized in light of its contemplated business operations;

(7) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the Mortgage Loan or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person; and

(8) has not entered into, and was not a party to, any transaction with any affiliate of any Person, except in the ordinary course of business and on terms which are no less favorable to any such Person than would be obtained in a comparable arm’s length transaction with an unrelated third party.

(i) No Bankruptcies or Judgments.

None of Borrower, any Guarantor, any Key Principal, or any Principal, nor to Borrower’s knowledge, its general partners, managing members, managers (if non-member managed), or any Person owning a Controlling Interest in any of them is currently:

(1) the subject of or a party to any completed or pending bankruptcy, reorganization, including any receivership or other insolvency proceeding;

(2) preparing or intending to be the subject of a Bankruptcy Event; or

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 13
Article 5	04-11	© 2011 Fannie Mae

(3) the subject of any judgment unsatisfied of record or docketed in any court; or

(4) Insolvent.

(j) No Litigation.

There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority now pending or, to Borrower’s knowledge, threatened against or affecting Borrower, any Guarantor, any Key Principal, any Principal or the Mortgaged Property.

(k) Payment of Taxes, Assessments and Other Charges.

Borrower confirms that:

(1) it has filed all federal, state, county and municipal tax returns and reports required to have been filed by Borrower;

(2) it has paid all taxes, governmental charges and assessments due and payable with respect to such returns and reports;

(3) there is no controversy or objection pending, or to the knowledge of Borrower, threatened in respect of any tax returns of Borrower; and

(4) it has made adequate reserves on its books and records for all taxes that have accrued but which are not yet due and payable.

(l) Not a Foreign Person.

Borrower is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

(m) ERISA.

Borrower acknowledges that:

(1) it has no Employee Benefit Plan and does not maintain or sponsor an Employee Benefit Plan intended to meet the requirements of a “qualified plan” under Section 401(a) of the Internal Revenue Code;

(2) it does not maintain, sponsor or contribute to any Employee Benefit Plan that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code;

(3) it has not engaged in a non-exempt “prohibited transaction” described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code that could result in an assessment of a civil penalty under Section 502(i) of ERISA or excise tax under Section 4975 of the Internal Revenue Code and none of the assets of Borrower constitute “plan assets” (within the meaning of Department of Labor Regulation Section 2510.3-101) of any Employee Benefit Plan subject to Title I of ERISA;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 14
Article 5	04-11	© 2011 Fannie Mae

(4) it has not incurred any “withdrawal liability” and no “reportable event” has occurred (as such terms are described in Title IV of ERISA) with respect to any such Employee Benefit Plan, unless approved by the appropriate Governmental Authority;

(5) none of Borrower, any general partner, manager (if non-member managed), or managing member of Borrower, or any Guarantor, Principal, or Key Principal, or any person under common control with Borrower, is or ever has been obligated to contribute to any “multiemployer plan” (as defined in Section 3(37) of ERISA; and

(6) it has no unpaid obligations or liabilities that have not been discharged arising under ERISA of a character which if unpaid or unperformed might result in the imposition of a Lien against any of its properties or assets, including satisfaction of any plan funding requirements.

(n) Default Under Other Obligations.

(1) The execution, delivery and performance of the obligations imposed on Borrower under this Loan Agreement and the Loan Documents to which it is a party will not cause Borrower to be in default under the provisions of any agreement, judgment or order to which Borrower is a party or by which such Borrower is bound.

(2) None of Borrower, any general partner, manager (if non-member managed) or managing member of Borrower, or any Guarantor, Principal or Key Principal is in default under any obligation to Lender.

(o) Prohibited Person.

None of Borrower, any Guarantor, any Key Principal, any Principal, or any Affiliated Property Operator, nor to Borrower’s knowledge, its general partners, managing members, managers (if non-member managed) or any Person owning a Controlling Interest in any of them is a Prohibited Person.

(p) Licensing; Compliance with Law.

(1) Borrower (or the applicable Property Operator) is in all respects legally authorized to operate the Mortgaged Property as a Seniors Housing Facility, under the applicable laws of the Property Jurisdiction. If required by applicable law, Borrower has, or the applicable Property Operator has, a current provider agreement under any and all applicable federal, state and local laws for reimbursement: (A) to a Seniors Housing Facility on the Mortgaged Property; or (B) for other type of care provided at the Mortgaged Property. There is no decision not to renew any provider agreement related to the Mortgaged Property, nor is there any action pending or threatened to impose alternative, interim or final sanctions with respect to the Mortgaged Property.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 15
Article 5	04-11	© 2011 Fannie Mae

(2) None of Borrower, the Mortgaged Property or any Property Operator, is subject to any proceeding, suit or investigation by any federal, state or local government or quasi-government body, agency, board authority or any other administrative or investigative body which (A) may result in the imposition of a fine or an alternative, interim or final sanction, (B) would have a material adverse effect on Borrower or the operation of the Mortgaged Property, (C) would result in the appointment of a receiver or manager or (D) would result in the revocation, transfer, surrender, suspension or other impairment of the Licenses for the Mortgaged Property to operate as a Seniors Housing Facility.

(3) Borrower is not, nor is any Property Operator, a participant in any federal program whereby any federal, state or local, government or quasi-governmental body, agency, board or other authority may have the right to recover funds by reason of the advance of federal funds. Borrower has not received notice, and is not aware of any violation of applicable antitrust laws of any federal, state or local, government or quasi-government body, agency, board or other authority.

(4) Neither the execution and delivery of the Loan Agreement, the Note, the Security Instrument, the SASA or the Loan Documents, Borrower’s performance thereunder, nor the recordation of the Security Instrument or any other Loan Document will adversely affect the Licenses necessary for the operation of the Mortgaged Property as a Seniors Housing Facility in the Property Jurisdiction.

(5) Except as otherwise previously specifically disclosed to Lender in writing, in the event any existing Facility Operating Agreement is terminated or Lender acquires the Mortgaged Property through foreclosure or otherwise, none of Borrower, Lender, any Property Operator, any subsequent Property Operator or any subsequent purchaser (through foreclosure or otherwise) must obtain a certificate of need from any applicable state health care regulatory authority or agency (other than giving such notice required under the applicable state law or regulation) prior to applying for any applicable License necessary for the operation of the Mortgaged Property as a Seniors Housing Facility, provided that no service or unit complement is changed.

(6) If Borrower or any Property Operator is a HIPAA Covered Entity, Borrower hereby confirms that such entity has developed and implemented a HIPAA compliance plan (including providing a Notice of Privacy Practices as required under HIPAA), designated a privacy officer and otherwise achieved substantial compliance with HIPAA requirements, including those concerning privacy, breach notification, security and billing standards.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 16
Article 5	04-11	© 2011 Fannie Mae

Section 4.02 Covenants.

(a) Maintenance of Existence; Organizational Documents.

Borrower shall maintain its existence, its entity status, franchises, rights and privileges under the laws of the state of its formation or organization (as applicable). Borrower shall continue to be duly qualified and in good standing to transact business in each jurisdiction that qualification or standing is required according to applicable law to conduct its business with respect to the Mortgaged Property and where the failure to do so would adversely affect Borrower’s operation of the Mortgaged Property or the validity, enforceability or the ability of Borrower to perform its obligations under this Loan Agreement or any other Loan Document. Borrower shall not make any material change to its organizational documents, including changes relating to control of, or the ability to oversee management and day-to-day operations of, Borrower, without Lender’s prior written consent. Borrower shall promptly inform Lender in writing if Borrower has actual knowledge of, and shall deliver to Lender copies of, any related written communications, complaints, orders, judgments and other documents relating to the occurrence of any material act, omission, change or event, including any governmental approval, the result of which is to change or alter in any way the legal or regulatory status of Borrower or any Property Operator.

(b) Economic Sanctions and Anti-Money Laundering.

(1) Borrower shall at all times remain, and shall cause its general partners, managing members and managers (if non-member managed), and any Affiliated Property Operator, any Guarantor, Key Principal, Principal and any Person owning or controlling any of them to remain, in compliance with:

(A) any applicable anti-money laundering laws, including those contained in the Bank Secrecy Act;

(B) any applicable economic sanction laws administered by OFAC or by the United States Department of State; and

(C) any applicable anti-drug trafficking, anti-terrorism, or anti-corruption laws, civil or criminal.

(2) At no time shall Borrower, or its general partners, managing members, managers (if non-member managed), any Affiliated Property Operator, any Guarantor, Key Principal, Principal, or any Person owning or controlling any of them, be a Person:

(A) that is charged with, or has reason to believe that he, she or it is under investigation for, any violation of any such laws;

(B) that has been convicted of any violation of, has been subject to civil penalties pursuant to, or had any of its property seized or forfeited under, any such laws;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 17
Article 5	04-11	© 2011 Fannie Mae

(C) named on the list of “Specially Designated Nationals or Blocked Persons” maintained by OFAC (or any successor United States government office or list), or any similar list maintained by the United States Department of State (or any successor United States government office or list);

(D) with whom any United States Person, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories, is prohibited from transacting business of the type contemplated by this Loan Agreement and the other Loan Documents under any other applicable law; or

(E) that is owned, controlled by or affiliated with any Person identified in clause (A), (B), (C), and/or (D) of this Section 4.02(b)(2).

(3) At no time shall Borrower, its general partners, managing members, managers, non-member managers, any Affiliated Property Operator, any Guarantor, Key Principal, Principal and any Person owning or controlling any of them, be a Person in violation of any obligation to maintain appropriate internal controls as required by the governing laws of the jurisdiction of such Person as are necessary to ensure compliance with the economic sanctions, anti-money laundering, and anti-corruption laws of the United States and the jurisdiction where the Person resides, is domiciled or has its principal place of business.

(c) Payment of Taxes, Assessments and Other Charges.

Borrower shall file all federal, state, county and municipal tax returns and reports required to be filed by Borrower and shall pay, before any fine, penalty, interest or cost may be added thereto, all taxes payable with respect to such returns and reports.

(d) Borrower Single Asset Status.

Until the Indebtedness is fully paid, Borrower:

(1) shall not acquire any real property, personal property or assets other than the Mortgaged Property;

(2) shall not own, operate or participate in any business other than the management and operation of the Mortgaged Property;

(3) shall not commingle its assets or funds with those of any other Person unless such assets or funds can be segregated and identified;

(4) shall accurately maintain its financial statements, accounting records and other partnership, real estate investment trust, limited liability company or corporate documents, as the case may be, separate from those of any other Person, except that Borrower’s financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of an Affiliate, provided that Borrower is properly reflected and treated as a separate legal entity in such consolidated financial statements;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 18
Article 5	04-11	© 2011 Fannie Mae

(5) shall not assume, guaranty or become obligated for, the liabilities of any other Person (except in connection with the Mortgage Loan or the endorsement of negotiable instruments in the ordinary course of business) or hold out its credit as being available to satisfy the obligations of any other Person; or

(6) shall not enter into, or become a party to, any transaction with any affiliate of any Person, except in the ordinary course of business and on terms which are no less favorable to any such Person than would be obtained in a comparable arm’s length transaction with an unrelated third party.

(e) ERISA.

Borrower acknowledges that:

(1) it shall not maintain or sponsor an Employee Benefit Plan or fail to comply with the requirements of a “qualified plan” under Section 401(a) of the Internal Revenue Code;

(2) it shall not maintain, sponsor or contribute to any Employee Benefit Plan that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code;

(3) it shall not engage in a non-exempt “prohibited transaction” described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code that could result in an assessment of a civil penalty under Section 502(i) of ERISA or excise tax under Section 4975 of the Internal Revenue Code, and none of the assets of Borrower shall constitute “plan assets” (within the meaning of Department of Labor Regulation Section 2510.3-101) of any Employee Benefit Plan subject to Title I of ERISA;

(4) it shall not incur any “withdrawal liability” or trigger a “reportable event” (as such terms are described in Title IV of ERISA) with respect to any such Employee Benefit Plan, unless approved by the appropriate Governmental Authority;

(5) none of Borrower, any general partner, manager, managing member or Principal of Borrower, or any Guarantor or Key Principal, or any person under common control with Borrower, shall withdraw from any Employee Benefit Plan that is a “multiemployer plan” (as defined in Section 3(37) of ERISA); and

(6) it shall not incur any liabilities under ERISA that if unpaid or unperformed might result in the imposition of a Lien against any of its properties or assets, including satisfaction of any plan funding requirements.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 19
Article 5	04-11	© 2011 Fannie Mae

(f) Notice of Litigation or Insolvency.

Borrower shall give immediate written notice to Lender of any claims, actions, suits or proceedings at law or in equity (including any insolvency, bankruptcy or receivership proceeding) by or before any Governmental Authority pending or, to Borrower’s knowledge, threatened against or affecting Borrower, any Guarantor, any Key Principal, any Principal, any Affiliated Property Operator or the Mortgaged Property, which claims, actions, suits or proceedings, if adversely determined would reasonably be expected to materially adversely affect the financial condition or business of Borrower, any Guarantor, any Key Principal, any Principal or any Affiliated Property Operator or the condition or ownership of the Mortgaged Property (including any claims, actions, suits or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be deemed material).

(g) Payment of Costs, Fees, and Expenses.

In addition to the payments specified in this Loan Agreement, Borrower shall pay, on demand, all of Lender’s out-of-pocket fees, costs, charges or expenses (including the reasonable fees and expenses of attorneys, accountants, and other experts) incurred by Lender in connection with:

(1) any amendment to, or consent, or waiver required under this Loan Agreement or any of the Loan Documents (whether or not any such amendments, consents, or waivers are entered into);

(2) defending or participating in any litigation arising from actions by third parties and brought against or involving Lender with respect to:

(A) the Mortgaged Property;

(B) any event, act, condition, or circumstance in connection with the Mortgaged Property; or

(C) the relationship between Lender, Borrower, Key Principal and Guarantor in connection with this Loan Agreement or any of the transactions contemplated by this Loan Agreement;

(3) the administration or enforcement of, or preservation of rights or remedies under, this Loan Agreement or any other Loan Documents including or in connection with any litigation or appeals, any Foreclosure Event or other disposition of any collateral granted pursuant to the Loan Documents;

(4) any Bankruptcy Event or Guarantor Bankruptcy Event;

(5) any disclosure documents, including fees payable to any rating agencies, including the reasonable fees and expenses of Lender’s attorneys and accountants.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 20
Article 5	04-11	© 2011 Fannie Mae

(h) Compliance with Laws Applicable to Seniors Housing Facility.

(1) If required by applicable law, Borrower shall at all times maintain a current provider agreement under any and all applicable federal, state and local laws for reimbursement: (A) to a Seniors Housing Facility on the Mortgaged Property; or (B) for other type of care provided at the Mortgaged Property.

(2) If Borrower is a HIPAA Covered Entity, Borrower shall at all times remain in substantial compliance with HIPAA requirements, including those concerning privacy, breach notification, security and billing standards.

ARTICLE 5 - THE MORTGAGE LOAN

Section 5.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 5.01 are made as of the Effective Date, and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Receipt and Review of Loan Documents.

Borrower has received and reviewed this Loan Agreement and all of the other Loan Documents.

(b) No Default.

No Event of Default exists under any of the Loan Documents and the execution, delivery and performance of the obligations imposed on Borrower under the Loan Documents will not cause Borrower to be in default under the provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound.

Section 5.02 Covenants.

(a) Ratification of Covenants; Estoppels; Certifications.

Borrower shall:

(1) promptly notify Lender in writing upon any violation of any covenant set forth in any Loan Document; provided, however, any such notice by Borrower shall not relieve Borrower of, or result in a waiver of, any obligation under this Loan Agreement or any other Loan Document; and

(2) within ten (10) days after a request from Lender, provide a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement:

(A) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications);

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 21
Article 5	04-11	© 2011 Fannie Mae

(B) the unpaid principal balance of the Mortgage Loan;

(C) the date to which interest on the Mortgage Loan has been paid;

(D) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Loan Agreement or any of the other Loan Documents (or, if Borrower is in default, describing such default in reasonable detail);

(E) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and

(F) any additional facts requested by Lender.

(b) Further Assurances.

(1) Other Documents As Lender May Require.

Borrower shall execute, acknowledge and deliver, at its cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Lender may require from time to time in order to better assure, grant and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Loan Agreement and the other Loan Documents.

(2) Corrective Actions.

Borrower shall provide, or cause to be provided, to Lender, at Borrower’s cost and expense, such further documentation or information deemed necessary or appropriate by Lender in the exercise of its rights under the related commitment letter between Borrower and Lender or to correct patent mistakes in the Loan Documents, the Title Policy or the funding of the Mortgage Loan.

(c) Sale of Mortgage Loan.

Borrower shall:

(1) do anything necessary to comply with the requirements of Lender or any Investor of the Mortgage Loan or provide, or cause to be provided, to Lender or any Investor of the Mortgage Loan, at Borrower’s cost and expense, such further documentation or information required by Lender or Investor, in order to enable:

(A) Lender to sell the Mortgage Loan to such Investor;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 22
Article 5	04-11	© 2011 Fannie Mae

(B) Lender to obtain a refund of any commitment fee from any such Investor; or

(C) any such Investor to further sell or securitize the Mortgage Loan;

(2) ratify and affirm in writing the representations and warranties set forth in any Loan Document as of such date specified by Lender modified as necessary to reflect changes that have occurred subsequent to the Effective Date;

(3) confirm that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Loan Agreement or any of the other Loan Documents (or, if Borrower is in default, describing such default in reasonable detail); and

(4) execute and deliver to Lender and/or any Investor such other documentation, including any amendments, corrections, deletions or additions to this Loan Agreement or other Loan Document(s) as is required by Lender or such Investor.

(d) Limitations on Further Acts of Borrower.

Nothing in Section 5.02(c) shall require Borrower to do any further act that has the effect of:

(1) changing the economic terms of the Mortgage Loan set forth in the related commitment letter between Borrower and Lender; or

(2) imposing on Borrower greater personal liability under the Loan Documents than that set forth in the related commitment letter between Borrower and Lender.

(e) Financing Statements; Record Searches.

(1) Borrower shall pay all filing costs and all costs and expenses associated with any filing or recording of:

(A) any financing statements, including all continuation statements, termination statements and amendments or any other filings related to security interests in or liens on collateral; and

(B) any record searches for financing statements that Lender may require.

(2) Borrower hereby authorizes Lender to file any financing statements, continuation statements, termination statements and amendments as Lender may require in order to protect and preserve Lender’s lien priority and security interest in the Mortgaged Property (and to the extent Lender has filed any such financing statements, continuation statements or amendments prior to the Effective Date, such filings by Lender are hereby authorized and ratified by Borrower).

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 23
Article 5	04-11	© 2011 Fannie Mae

ARTICLE 6 - PROPERTY USE, PRESERVATION AND MAINTENANCE

Section 6.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 6.01 are made as of the Effective Date, and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Compliance with Law; Permits and Licenses.

(1) To Borrower’s knowledge, all improvements to the Land and the use of the Mortgaged Property comply with:

(A) all applicable laws, ordinances, statutes, rules and regulations, including all applicable statutes, rules and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing and environmental protection;

(B) laws regulating the handling and disposal of medical or biological waste;

(C) the applicable provisions of Seniors Housing Facility laws, rules, regulations and published interpretations thereof including all criteria established to classify the Mortgaged Property as housing for older persons under the Fair Housing Amendments Act of 1988 and the Housing for Older Persons Act of 1995 to which Borrower or the Mortgaged Property is subject; and

(D) privacy, breach notification, security and billing standards including those set forth in HIPAA.

(2) To Borrower’s knowledge, there is no evidence of any illegal activities on the Mortgaged Property.

(3) To Borrower’s knowledge, no permits or approvals from any Governmental Authority, other than those previously obtained and furnished to Lender, are necessary for the commencement and completion of the Repairs or Replacements, as applicable.

(4) All required permits, licenses and certificates to comply with all zoning and land use statutes, laws, ordinances, rules and regulations, and all applicable health, fire, safety and building codes, and for the lawful use and operation of the Mortgaged Property, including certificates of occupancy, apartment licenses or the equivalent, have been obtained and are in full force and effect.

(5) To the extent any License is required under applicable law, the Mortgaged Property is duly licensed under the Seniors Housing Facility Licensing Designation under the applicable laws of the Property Jurisdiction. If required under the applicable laws of the Property Jurisdiction, the Licenses or other operating certificates are in good standing and are in full force and effect.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 24
Article 6	04-11	© 2011 Fannie Mae

(6) No portion of the Mortgaged Property has been purchased with the proceeds of any illegal activity.

(7) If neither Borrower nor any Property Operator is a Medicaid Participant as of the Effective Date, Borrower hereby confirms that neither Borrower nor Property Operator has entered into a contract to be a participating provider in the Medicaid Program with respect to the Mortgaged Property. If Borrower or any Property Operator is a Medicaid Participant as of the Effective Date with respect to the Mortgaged Property, Borrower hereby confirms that no more than twenty percent (20%) of the Mortgaged Property’s effective gross income is derived from units relying on Medicaid payments.

(b) Operating Documents; Contracts; Resident Records.

(1) Each Facility Operating Agreement or other Contract is a valid and binding agreement enforceable against the parties in accordance with its terms and is in full force and effect.

(2) No party is in default in performing any of its obligations under any Facility Operating Agreement or other Contract.

(3) Each Facility Operating Agreement and other Contracts are assignable and no previous assignment of Borrower’s interest in the Facility Operating Agreement or Contracts has been made. Borrower has entered into the Contracts previously identified to Lender for the provision of goods or services, at or otherwise in connection with the operation, use or management of the Mortgaged Property.

(4) All resident records at the Mortgaged Property are true and correct in all material respects.

(c) Property Characteristics.

(1) The Mortgaged Property contains not less than:

(A) the Property Square Footage;

(B) the Total Parking Spaces; and

(C) the Total Residential Units.

(2) No part of the Land is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lot or parcels for the Land.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 25
Article 6	04-11	© 2011 Fannie Mae

(d) Property Ownership.

Borrower is sole owner of the Mortgaged Property.

Section 6.02 Covenants

(a) Use of Property.

From and after the Effective Date, Borrower shall not, unless required by applicable law or Governmental Authority:

(1) allow changes in the use of all or any part of the Mortgaged Property, including any change in the unit or bed composition;

(2) convert any individual dwelling units or common areas to commercial use;

(3) initiate or acquiesce in a change in the zoning classification of the Land;

(4) establish any condominium or cooperative regime with respect to the Mortgaged Property; or

(5) subdivide the Land.

(b) Property Maintenance.

Borrower shall:

(1) pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including insurance premiums, utilities, Repairs and Replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added;

(2) keep the Mortgaged Property in good repair and marketable condition (including the replacement of Personalty and Fixtures with items of equal or better function and quality) and subject to Section 9.03(b) restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition or condition immediately prior to the damage (if improved after the Effective Date), whether or not insurance proceeds are or any condemnation award is available to cover any costs of such restoration or repair;

(3) commence all Required Repairs, Additional Lender Repairs and Additional Lender Replacements as follows:

(A) with respect to any Required Repairs, promptly following the Effective Date (subject to weather conditions, if applicable), in accordance with the timelines set forth on the Required Repair Schedule, or if no timelines are provided, as soon as practical following the Effective Date;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 26
Article 6	04-11	© 2011 Fannie Mae

(B) with respect to Additional Lender Repairs, in the event that Lender determines that Additional Lender Repairs are necessary from time to time or pursuant to Section 6.03(c), promptly following Lender’s notice of such Additional Lender Repairs (subject to weather conditions, if applicable), commence any such Additional Lender Repairs in accordance with Lender’s timelines, or if no timelines are provided, as soon as practical;

(C) with respect to Additional Lender Replacements, in the event that Lender determines that Additional Lender Replacements are necessary from time to time or pursuant to Section 6.03(c), promptly following Lender’s notice of such Additional Lender Replacements (subject to weather conditions, if applicable), commence any such Additional Lender Replacements in accordance with Lender’s timelines, or if no timelines are provided, as soon as practical;

(4) make, construct, install, diligently perform and complete all Replacements and Repairs:

(A) in a good and workmanlike manner as soon as practicable following the commencement thereof, free and clear of any Liens, including mechanics’ or materialmen’s liens and encumbrances (except for Permitted Encumbrances);

(B) in accordance with all applicable laws, ordinances, rules and regulations of any Governmental Authority including applicable building codes, special use permits and environmental regulations;

(C) in accordance with all applicable insurance requirements; and

(D) within all timeframes required by Lender, and Borrower acknowledges that it shall be an Event of Default if Borrower abandons or ceases work on any Repair at any time prior to the completion of the Repairs for a period of longer than twenty (20) days (except when such cessation results from causes beyond the control of Borrower and Borrower is diligently pursuing the reinstitution of such work, provided however any such abandonment or cessation shall not in any event allow the Repair to be completed after the Completion Period); and

(5) subject to the terms of Section 6.03(a), provide for professional operation and management of the Mortgaged Property as a Seniors Housing Facility either by Borrower or any Property Operator, as approved by Lender in writing;

(6) give notice to Lender of, and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender’s security for the Mortgage Loan or Lender’s rights under this Loan Agreement; and

(7) upon Lender’s request, submit to Lender any contracts or work orders described in Section 13.02(b).

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 27
Article 6	04-11	© 2011 Fannie Mae

(c) Property Preservation.

Borrower shall:

(1) not commit waste, or abandon or permit impairment or deterioration of the Mortgaged Property;

(2) except as otherwise permitted herein in connection with Repairs and Replacements, not remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property (or permit any tenant or any other person to do the same) except in connection with the replacement of tangible Personalty or Fixtures (provided such Personalty and Fixtures are replaced with items of equal or better function and quality);

(3) not engage in or knowingly permit, and shall take appropriate measures to prevent and abate or cease and desist, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Land or otherwise materially impair the lien created by the Security Instrument or Lender’s interest in the Mortgaged Property;

(4) not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage required by this Loan Agreement; or

(5) not subject the Mortgaged Property to any voluntary, elective or non-compulsory tax lien or assessment (or opt in to any voluntary, elective or non-compulsory special tax district or similar regime).

(d) Property Inspections.

Borrower shall:

(1) permit Lender, its agents, representatives and designees to enter upon and inspect the Mortgaged Property (including in connection with any replacement, repair or environmental inspections), and shall cooperate and provide access to all areas of the Mortgaged Property (subject to the rights of tenants under the Leases, and in a manner that will not unreasonably interfere with the operation of the Mortgaged Property or any tenant thereof) during normal business hours or at such other reasonable time upon reasonable notice, and at any time after an Event of Default or when exigent circumstances exist; and

(2) pay for reasonable costs or expenses incurred by Lender or its agents in connection with any such inspections.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 28
Article 6	04-11	© 2011 Fannie Mae

(e) Compliance with Laws.

Borrower shall:

(1) comply with all laws, ordinances, statutes, rules and regulations of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, statutes, rules and regulations and covenants pertaining to construction of improvements on the Land, fair housing and requirements for equal opportunity, anti-discrimination, environmental protection and Leases;

(2) maintain all required permits, licenses and certificates necessary to comply with all zoning and land use statutes, laws, ordinances, rules and regulations, and all applicable health, fire, safety and building codes and for the lawful use and operation of the Mortgaged Property, including certificates of occupancy, apartment licenses or the equivalent;

(3) comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits;

(4) at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 6.02(e); and

(5) promptly after receipt or notification thereof, provide Lender copies of any building code or zoning violation from any Governmental Authority with respect to the Mortgaged Property.

(f) Licensing.

(1) Borrower (A) shall maintain and operate or shall cause any applicable Property Operator to maintain and operate the Mortgaged Property as a Seniors Housing Facility at all times in accordance with the standards required by any applicable Licenses and as required by any regulatory authority, (B) shall maintain or shall cause any applicable Property Operator to maintain in good standing all Licenses, (C) shall renew or extend or shall cause any applicable Property Operator to renew and extend all such required Licenses, and (D) shall not fail nor allow the failure by any applicable Property Operator to take any action necessary to keep all such Licenses in good standing and full force and effect. Borrower will or will cause any applicable Property Operator to provide Lender written notice, within five (5) days of Borrower’s or Property Operator’s receipt of any notice or order of a violation received by them or of which they become aware which may otherwise have an adverse impact on the Mortgaged Property, its operations or its compliance with licensing and regulatory requirements.

(2) If any licensing or similar regulatory requirement is imposed upon or otherwise becomes applicable to the Mortgaged Property after the Effective Date, Borrower shall obtain, or shall cause the applicable Property Operator to obtain, all Licenses required to lawfully operate the Mortgaged Property as a Seniors Housing Facility and shall maintain or shall cause the applicable Property Operator to maintain, such Licenses in full force and effect. Borrower acknowledges and agrees that all such Licenses are subject to the terms of this Loan Agreement and the Loan Documents.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 29
Article 6	04-11	© 2011 Fannie Mae

(3) Without the prior written consent of Lender, Borrower shall not, and shall require any applicable Property Operator not to, amend, modify, transfer or otherwise change the Licenses at the Mortgaged Property.

(4) Borrower shall promptly inform Lender in writing if Borrower has actual knowledge of, and shall deliver to Lender copies of, any related written communications, complaints, orders, judgments and other documents relating to the commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a material adverse effect on the Mortgaged Property or on Borrower’s or any Property Operator’s ability to operate and manage the Mortgaged Property as a Seniors Housing Facility; the receipt of notice from any Governmental Authority having jurisdiction over Borrower or any Property Operator that (A) Borrower or Property Operator is being placed under regulatory supervision, (B) any License related to the conduct of Borrower’s or any applicable Property Operator’s business or the Mortgaged Property is to be suspended or revoked or (C) Borrower or Property Operator is to cease and desist any practice, procedure or policy employed by Borrower or Property Operator in the conduct of its business, and such cessation would have, or may reasonably be expected to have, a material adverse effect on the Mortgaged Property or on Borrower’s or any Property Operator’s ability to operate the Mortgaged Property as a Seniors Housing Facility;

(g) Medicaid.

(1) If Borrower or any Property Operator is a Medicaid Participant as of the Effective Date with respect to the Mortgaged Property, Borrower or such Property Operator shall maintain its contract as a participating provider in the Medicaid Program at all times. Borrower shall not permit or allow more than twenty percent (20%) of the Mortgaged Property’s effective gross income to be derived from units relying on Medicaid payments. If by reason of applicable law or regulation more than twenty percent (20%) of effective gross income is derived from units relying on Medicaid payments, Borrower shall take, or shall cause to be taken, in a diligent and expeditious manner all reasonable steps necessary to bring the Mortgaged Property into compliance with the preceding sentence to the extent permissible by applicable law or regulation. Borrower shall limit the use and occupancy of the Mortgaged Property to tenants that meet the standards for a Seniors Housing Facility. Borrower shall not accept tenants that require skilled nursing care or permit tenants requiring skilled nursing care to remain at the Mortgaged Property as a routine matter.

(2) If neither Borrower nor any Property Operator is a Medicaid Participant as of the Effective Date, Borrower shall notify Lender in writing thirty (30) days prior to Borrower’s or any Property Operator’s submission of its request to participate in the Medicaid Program, and will provide Lender with copies of all correspondence and documentation received from the Property Jurisdiction or any authorizing entity concerning its submission. In the event Borrower or any Property Operator becomes a Medicaid Participant with respect to the Mortgaged Property, Borrower and such Property Operator shall execute the form of Medicaid reserve agreement and depositary agreement as Lender may require.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 30
Article 6	04-11	© 2011 Fannie Mae

(h) Facility Operating Agreement.

(1) Borrower shall comply with and shall enforce the obligations of each Property Operator under each Facility Operating Agreement.

(2) Without prior written consent of Lender, Borrower shall not:

(A) amend or modify any Facility Operating Agreement;

(B) terminate any Facility Operating Agreement;

(C) waive a default under any Facility Operating Agreement;

(D) assign its rights or interests under any Facility Operating Agreement;

(E) Transfer the responsibility for the operation and management of the Mortgaged Property from any Property Operator to any other person or entity;

(F) Transfer any Facility Operating Agreement; or

(G) add or release a property to or from the Operating Lease.

(3) Within five (5) days of Borrower’s or any Property Operator’s receipt, Borrower shall give Lender written notice of any notice or information received by Borrower or any Property Operator that indicates either Borrower or any Property Operator (A) is in default under the terms of any Facility Operating Agreement, (B) is amending, modifying or terminating any Facility Operating Agreement or (C) is otherwise discontinuing its operation and management of the Mortgaged Property.

(4) After Borrower receives notice (or otherwise has actual knowledge) of an Event of Default under the Loan Documents, it will not make any payment of fees under or pursuant to the Operating Lease without Lender’s prior written consent.

(5) Borrower shall cause each Property Operator, where applicable, to comply with the terms, conditions, provisions, requirements and affirmative and negative covenants of this Loan Agreement relating to the use and operation of the Mortgaged Property, including all terms, conditions, provisions, requirements and affirmative and negative covenants set forth in this Loan Agreement applicable to the organization, existence and good standing of Property Operator necessary for the use and operation of the Mortgaged Property.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 31
Article 6	04-11	© 2011 Fannie Mae

(i) Change in Property Operator.

Each Property Operator and each Facility Operating Agreement must be approved by Lender. Borrower shall not remove or permit or suffer the removal of any Property Operator without the prior written consent of Lender and unless and until Lender has approved in writing a replacement Property Operator. Each Facility Operating Agreement or other similar agreement between Borrower and a new Property Operator must be approved in writing by Lender, and Borrower and the new Property Operator must execute and deliver to Lender a SASA in form acceptable to Lender, subject to the provisions of Section 6.03(a). Borrower shall notify Lender in writing of any name change of an Affiliated Property Operator or any change in an Affiliated Property Operator’s place of incorporation or organization. Borrower agrees that Lender shall have the right to remove any Property Operator at any time upon the occurrence of an Event of Default, subject to the provisions of any SASA and any assignment of management agreement then in effect.

(j) Contracts.

Borrower may in the future enter into Contracts for the provision of additional goods or services at or otherwise in connection with the operation, use or management of the Mortgaged Property. Borrower absolutely and unconditionally pledges, grants a security interest in and assigns to Lender all of Borrower’s right, title and interest in, to and under the Contracts, including Borrower’s right, power and authority to modify the terms of, extend or terminate any such Contract. Until Lender gives notice to Borrower of Lender’s exercise of its rights under this Loan Agreement, Borrower shall have all right, power and authority granted to Borrower under any Contract (except as otherwise limited by this subsection or any other provision of this Loan Agreement), including the right, power and authority to modify the terms of any Contract or extend or terminate any Contract. Upon the occurrence of an Event of Default and at the option of Lender, the permission given to Borrower pursuant to the preceding sentence to exercise all right, power and authority under Contracts shall terminate. Upon Lender’s delivery of notice to Borrower of an Event of Default, Lender shall immediately have all right, power and authority granted to Borrower under any Contract, including the right, power and authority to modify the terms of, extend or terminate any such Contract. Borrower shall fully perform all of its obligations under the Contracts, and Borrower agrees not to assign, sell, pledge, transfer, mortgage or otherwise encumber its interests in any of the Contracts without the prior written approval of Lender. Each Contract entered into by Borrower subsequent to the date hereof, the average annual consideration of which, directly or indirectly, is at least $20,000, shall provide: (A) that it shall be terminable for cause; and (B) that it shall be terminable, at Lender’s option, upon the occurrence of an Event of Default.

Section 6.03 Mortgage Loan Administration Matters Regarding the Property.

(a) Property Management.

If, in connection with the making of the Mortgage Loan, or at any later date, Lender waives in writing the requirement that Borrower enter into a written contract for operation and management of the Mortgaged Property, and Borrower later elects to enter into a written contract or change the operation and management of the Mortgaged Property, such new Property Operator and any Facility Operating Agreement must be approved by Lender. As a condition to any approval by Lender, Borrower and such new Property Operator shall enter into a SASA.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 32
Article 6	04-11	© 2011 Fannie Mae

(b) Subordination of Fees by Property Operator.

All fees due to an Affiliated Property Operator in connection with the operation and management of the Mortgaged Property shall be subordinated in right to the prior payment in full of the Indebtedness. All fees due to a non-Affiliated Property Operator in connection with the operation and management of the Mortgaged Property shall be subordinated in right of payment to the prior payment in full of monthly debt service and funding of escrows and reserves as required under the Mortgage Loan Documents, and the payment of all operating expenses and capital expenditures incurred in connection with the operation and management of the Mortgaged Property.

(c) Physical Needs Assessment.

If, in connection with any inspection of the Mortgaged Property, Lender determines that the condition of the Mortgaged Property has deteriorated since the Effective Date, Lender may obtain, at Borrower’s expense, a physical needs assessment of the Mortgaged Property. Lender’s right to obtain a physical needs assessment pursuant to this Section 6.03(c) shall be in addition to any other rights available to Lender under this Loan Agreement in connection with any such deterioration. Any such inspection or physical needs assessment may result in Lender requiring Additional Lender Repairs or Additional Lender Replacements as further described in Section 13.02(a)(9)(B).

ARTICLE 7 - LEASES AND RENTS

Section 7.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 7.01 are made as of the Effective Date, and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Prior Assignment of Rents.

Borrower has not executed any:

(1) prior assignment of Rents (other than an assignment of Rents securing prior indebtedness that has been paid off and discharged or will be paid off and discharged with the proceeds of the Mortgage Loan); or

(2) instrument which would prevent Lender from exercising its rights under this Loan Agreement, the Security Instrument or the SASA.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 33
Article 6	04-11	© 2011 Fannie Mae

(b) Prepaid Rents.

Borrower has not accepted, and does not expect to receive prepayment of, any Rents for more than two (2) months prior to the due dates of such Rents.

Section 7.02 Covenants.

(a) Leases.

Borrower shall:

(1) comply with and observe Borrower’s obligations under all Leases, including Borrower’s obligations pertaining to the maintenance and disposition of any tenant security deposits or any other refundable fees including entrance fees or community fees;

(2) surrender possession of the Mortgaged Property, including all Leases and all security deposits and prepaid Rents, immediately upon appointment of a receiver or Lender’s entry upon and taking of possession and control of the Mortgaged Property, as applicable; and

(3) promptly provide Lender a copy of any non-Residential Lease at the time such Lease is executed (subject to Lender’s consent rights for Material Commercial Leases in Section 7.02(b) and subject to Lender’s consent rights for any Seniors Housing Facility Lease pursuant to Section 6.02(i) and the SASA), and, upon Lender’s request, promptly provide Lender a copy of any Residential Lease then in effect as requested by Lender.

(b) Commercial Leases.

(1) With respect to Material Commercial Leases, Borrower shall not:

(A) enter into any Material Commercial Lease except with the prior written consent of Lender and Lender’s written approval of such Material Commercial Lease; or

(B) modify the terms of, extend or terminate any Material Commercial Lease (including any Material Commercial Lease in existence on the Effective Date) without the prior written consent of Lender.

(2) With respect to any non-Material Commercial Lease, Borrower shall not:

(A) enter into any non-Material Commercial Lease that materially alters the use and type of operation of the premises subject to the Lease in effect as of the Effective Date, reduces the number or size of residential units at the Mortgaged Property or causes such non-Material Commercial Lease to be deemed a Material Commercial Lease; or

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 34
Article 7	04-11	© 2011 Fannie Mae

(B) modify the terms of any non-Material Commercial Lease (including any non-Material Commercial Lease in existence on the Effective Date) in any way that materially alters the use and type of operation of the premises subject to such non-Material Commercial Lease in effect as of the Effective Date, reduces the number or size of residential units at the Mortgaged Property or causes such non-Material Commercial Lease to be deemed a Material Commercial Lease.

(3) With respect to any Seniors Housing Facility Lease, Borrower shall comply with the requirements set forth in Section 6.02(h).

(4) With respect to any Material Commercial Lease or non-Material Commercial Lease or Seniors Housing Facility Lease, Borrower shall cause the applicable tenant to provide within ten (10) days of the request, a certificate of estoppel, or if not provided by tenant within such ten (10) day period, Borrower shall provide such certificate of estoppel, certifying:

(A) that such Material Commercial Lease, non-Material Commercial Lease or Seniors Housing Facility Lease is unmodified and in full force and effect (or if there have been modifications, that such Material Commercial Lease, non-Material Commercial Lease or Seniors Housing Facility Lease is in full force and effect as modified and stating the modifications);

(B) the term of the Lease including any extensions thereto;

(C) the dates to which the Rent and any other charges hereunder have been paid by tenant;

(D) the amount of any security deposit delivered to Borrower as landlord;

(E) whether or not Borrower is in default (or whether any event or condition exists which, with the passage of time, would constitute an event of default) under such Lease;

(F) the address to which notices to tenant should be sent; and

(G) any other information as may be reasonably required by Lender.

(c) Payment of Rents.

Borrower shall:

(1) pay to Lender upon demand all Rents after the occurrence of an Event of Default;

(2) shall cooperate with Lender’s efforts in connection with the assignment of Rents set forth in the Security Instrument and the SASA; and

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 35
Article 7	04-11	© 2011 Fannie Mae

(3) not accept Rent under any Lease (whether residential or non-residential) for more than two (2) months in advance.

(d) Assignment of Rents.

Borrower shall not:

(1) perform any acts and shall not execute any instrument that would prevent Lender from exercising its rights under the assignment of Rents granted in the Security Instrument, SASA or in any other Loan Document; or

(2) interfere with Lender’s collection of such Rents.

(e) Further Assignments of Leases and Rents.

Borrower shall execute and deliver any further assignments of Leases and Rents as Lender may require.

(f) Options to Purchase by Tenants.

No Lease (whether a Residential Lease or a non-Residential Lease) shall contain an option to purchase, right of first refusal or right of first offer, except as set forth in the SASA or except as required by applicable law.

Section 7.03 Mortgage Loan Administration Regarding Leases and Rents.

(a) Material Commercial Lease Requirements.

Each Material Commercial Lease, including any renewal or extension of any Material Commercial Lease in existence as of the Effective Date, shall provide, directly or pursuant to a subordination, non-disturbance and attornment agreement approved by Lender, that:

(1) the tenant shall, upon written notice from Lender after the occurrence of an Event of Default, pay all Rents payable under such Lease to Lender;

(2) such Lease is subordinate to the lien of the Security Instrument;

(3) the tenant shall attorn to Lender and any purchaser at a Foreclosure Event (such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a Foreclosure Event or by Lender in any manner);

(4) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a Foreclosure Event may from time to time request; and

(5) such Lease shall not terminate as a result of a Foreclosure Event unless Lender or any other purchaser at such Foreclosure Event, but subject to the terms of the subordination, non-disturbance and attornment agreement, affirmatively elects to terminate such Lease.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 36
Article 7	04-11	© 2011 Fannie Mae

(b) Residential Lease Requirements.

All Residential Leases shall be:

(1) on forms approved by Lender; and

(2) for initial lease terms of not less than six (6) months and not more than twenty-four (24) months (however, if customary in the applicable market, Residential Leases with terms of less than six (6) months may be permitted with Lender’s prior written consent).

ARTICLE 8 - BOOKS AND RECORDS; FINANCIAL REPORTING

Section 8.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 8.01 are made as of the Effective Date, and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Financial Information.

All financial statements and data, including statements of cash flow and income and operating expenses, that have been delivered to Lender in respect of the Mortgaged Property:

(1) are true, complete and correct in all material respects; and

(2) accurately represent the financial condition of the Mortgaged Property as of such date.

(b) No Change in Facts or Circumstances.

All information in the Loan Application and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

Section 8.02 Covenants.

(a) Obligation to Maintain Accurate Books and Records.

Borrower shall keep and maintain at all times at the Mortgaged Property, Operator’s offices, the property management agent’s offices, Borrower’s General Business Address or such other place approved by Lender in writing and, upon Lender’s request, shall make available at the Mortgaged Property, the Operator’s offices, the property management agent’s offices, or such other place approved by Lender in writing:

(1) complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property; and

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 37
Article 7	04-11	© 2011 Fannie Mae

(2) copies of all written contracts, Leases and other instruments that affect Borrower or the Mortgaged Property.

(b) Items to Furnish to Lender.

Subject to Privacy Laws, Borrower shall furnish to Lender the following, certified as true, complete and accurate by an individual having authority to bind Borrower (or Guarantor, as applicable), in such form and with such detail as Lender reasonably requires:

(1) within forty-five (45) days after the end of each calendar quarter, a statement of income and expenses for Borrower and each Property Operator (in connection with the operation of the Mortgaged Property) for that calendar quarter, and

(2) within one hundred twenty (120) days after the end of each calendar year:

(A) a statement of income and expenses for Borrower, each Property Operator (in connection with the operation of the Mortgaged Property) and Guarantor for such calendar year;

(B) a statement of cash flows of Guarantor and otherwise in connection with the operation of the Mortgaged Property for such calendar year;

(C) when requested by Lender, balance sheet(s) showing all assets and liabilities of Borrower, each Property Operator (in connection with the operation of the Mortgaged Property) and Guarantor as of the end of such calendar year; and

(D) a written certification ratifying and affirming that:

(i) Borrower has taken no action in violation of Section 4.02(d) regarding its single asset status;

(ii) Borrower has received no notice of any building code violation, or if Borrower has received such notice, evidence of remediation;

(iii) Borrower has made no application for rezoning nor received any notice that the Mortgaged Property has been or is being rezoned; and

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 38
Article 8	04-11	© 2011 Fannie Mae

(iv) Borrower has taken no action and has no knowledge of any action that would violate the provisions of Section 11.02(b)(1)(F) regarding liens encumbering the Mortgaged Property;

(E) an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts; and

(F) a statement that identifies all owners of any interest in Borrower and the interest held by each, and if Borrower is a corporation, the names of all officers and directors of Borrower, and if Borrower is a limited liability company, the names of all managers who are not members;

(3) within forty-five (45) days after the end of each first, second and third calendar quarter and within one hundred twenty (120) days after the end of each calendar year, and at any other time upon Lender’s request, a rent schedule for the Mortgaged Property showing the name of each tenant and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid and any related information requested by Lender;

(4) within ten (10) days of Borrower’s receipt, copies of all inspection reports, surveys, reviews and certifications prepared by, for, or on behalf of any licensing or regulatory authority relating to the Mortgaged Property and any legal actions, orders, notices or reports relating to the Mortgaged Property issued by the applicable regulatory or licensing authorities;

(5) within ten (10) days of submission by Borrower, copies of all incident reports submitted by or on behalf of Borrower to any liability insurance carrier or any elderly affairs, regulatory or licensing authority;

(6) upon Lender’s request (but, absent an Event of Default, no more frequently than once in any six (6) month period):

(A) any item described in Section 8.02(b)(1) or Section 8.02(b)(2) for Borrower or any Property Operator (in connection with the operation of the Mortgaged Property), certified as true, complete and accurate by an individual having authority to bind Borrower or such Property Operator;

(B) a property management or leasing report for the Mortgaged Property, showing the number of rental applications received from tenants or prospective tenants and deposits received from tenants or prospective tenants, and any other information requested by Lender;

(C) a statement of income and expenses for Borrower’s or any Property Operator’s operation of the Mortgaged Property on a year-to-date basis as of the end of each month for such period as requested by Lender, which statement shall be delivered within thirty (30) days after the end of such month requested by Lender;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 39
Article 8	04-11	© 2011 Fannie Mae

(D) copies of all reports relating to the services and operations of the Mortgaged Property, including, if applicable, Medicaid cost reports and records relating to account balances due to or from Medicaid or any private insurer; and

(E) within ten (10) days of submission to Borrower by any Property Operator, the financial statements, reports, documents, communications and information delivered to Borrower by any Property Operator pursuant to the Facility Operating Agreement, to the extent not otherwise provided under this Loan Agreement.

(c) Delivery of Books and Records.

If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender, upon written demand, all books and records relating to the Mortgaged Property or its operation.

Section 8.03 Mortgage Loan Administration Matters Regarding Books and Records and Financial Reporting.

(a) Right to Audit Books and Records.

Lender may require that any or all of the statements, schedules and reports of Borrower, any Affiliated Property Operator or the Mortgaged Property be audited, at Borrower’s expense, by independent certified public accountants acceptable to Lender; provided that such requirement shall be limited to not more than once per Borrower’s fiscal year so long as no Event of Default has occurred (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing). If Borrower fails, in a timely manner, to provide any such required audited materials, Lender shall have the right, at Borrower’s expense, to have such materials audited by independent certified public accountants selected by Lender. All related costs and expenses of Lender shall become immediately due and payable within ten (10) Business Days after demand therefor.

(b) Credit Reports; Credit Score.

No more often than once in any twelve (12) month period, Lender is authorized to obtain a credit report (if applicable) on Borrower or any Guarantor or any Key Principal, the cost of which report shall be paid by Borrower, Guarantor, and Key Principal. Lender is authorized to obtain a Credit Score (if applicable) for Borrower, any Guarantor or any Key Principal at any time at Lender’s expense.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 40
Article 8	04-11	© 2011 Fannie Mae

ARTICLE 9 - INSURANCE

Section 9.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 9.01 are made as of the Effective Date, and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Compliance with Insurance Requirements.

Borrower is in compliance with Lender’s insurance requirements (or has obtained a written waiver from Lender for any non-compliant coverage) and has timely paid all premiums on all required insurance policies.

(b) Property Condition.

(1) The Mortgaged Property has not been damaged by fire, water, wind or other cause of loss; or

(2) if previously damaged, any previous damage to the Mortgaged Property has been repaired and the Mortgaged Property has been fully restored.

Section 9.02 Covenants.

(a) Insurance Requirements.

(1) As required by Lender and applicable law, and as may be modified from time to time, Borrower shall:

(A) keep the Improvements insured at all times against any hazards as are insurable, which insurance shall include coverage against loss by fire and allied perils, general boiler and machinery coverage, business income coverage and flood (if any of the Improvements are located in an area identified by the Federal Emergency Management Agency (or any successor) as an area having special flood hazards and to the extent flood insurance is available in that area), and may include sinkhole insurance, mine subsidence insurance, earthquake insurance, terrorism insurance and, if the Mortgaged Property does not conform to applicable building, zoning or land use laws, ordinance and law coverage;

(B) maintain at all times commercial professional liability insurance covering errors and omissions for medical malpractice, all types of abuse, and any service where healthcare is provided, commercial general liability insurance, workmen’s compensation insurance and such other liability, errors and omissions and fidelity insurance coverage; and

(C) maintain workmen’s compensation insurance, builder’s risk and public liability insurance, and other insurance in connection with completing the Repairs or Replacements, as applicable.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 41
Article 9	04-11	© 2011 Fannie Mae

(b) Delivery of Policies, Renewals, Notices and Proceeds.

Borrower shall or shall cause Operator to:

(1) cause all insurance policies (including any policies not otherwise required by Lender) which can be endorsed with standard non-contributing, non-reporting mortgagee clauses making loss payable to Lender (or Lender’s assigns) to be so endorsed;

(2) promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums;

(3) deliver evidence, in form and content acceptable to Lender, that each existing insurance policy has been renewed not less than ten (10) days prior to the applicable expiration date and (if such evidence is other than an original or duplicate original of a renewal policy) deliver the original or duplicate original of each renewal policy in form and content acceptable to Lender within one hundred twenty (120) days after the applicable expiration date of the original insurance policy);

(4) provide immediate written notice to the insurance company and to Lender of any event of loss;

(5) execute such further evidence of assignment of any insurance proceeds as Lender may require; and

(6) provide immediate written notice to Lender of Borrower’s receipt of any insurance proceeds under any insurance policy required by Section 9.02(a)(1)(A) above and, if requested by Lender, deliver to Lender all of such proceeds received by Borrower to be applied by Lender in accordance with this Article 9.

Section 9.03 Mortgage Loan Administration Matters Regarding Insurance

(a) Lender’s Ongoing Insurance Requirements.

Borrower acknowledges that Lender’s insurance requirements may change from time to time. All insurance policies and renewals of insurance policies required by this Loan Agreement shall be:

(1) in the form and with the terms required by Lender;

(2) in such amounts, with such maximum deductibles and for such periods required by Lender; and

(3) issued by insurance companies satisfactory to Lender.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 42
Article 9	04-11	© 2011 Fannie Mae

BORROWER ACKNOWLEDGES THAT ANY FAILURE TO COMPLY WITH INSURANCE PROVISIONS SHALL PERMIT LENDER TO PURCHASE SUCH INSURANCE AT BORROWER’S COST. SUCH INSURANCE MAY, BUT NEED NOT, PROTECT BORROWER’S INTERESTS. THE COVERAGE THAT LENDER PURCHASES MAY NOT PAY ANY CLAIM THAT BORROWER MAKES OR ANY CLAIM THAT IS MADE AGAINST BORROWER IN CONNECTION WITH THE MORTGAGED PROPERTY. IF LENDER PURCHASES INSURANCE FOR THE MORTGAGED PROPERTY, BORROWER WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AT THE DEFAULT RATE AND ANY OTHER CHARGES LENDER MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR THE EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE SHALL BE ADDED TO BORROWER’S TOTAL OUTSTANDING BALANCE OR OBLIGATION AND SHALL CONSTITUTE ADDITIONAL INDEBTEDNESS. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE BORROWER MAY BE ABLE TO OBTAIN ON ITS OWN. BORROWER MAY LATER CANCEL ANY INSURANCE PURCHASED BY LENDER, BUT ONLY AFTER PROVIDING EVIDENCE THAT BORROWER HAS OBTAINED INSURANCE AS REQUIRED BY THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(b) Application of Proceeds on Event of Loss.

(1) Upon an event of loss, Lender may, at Lender’s option:

(A) hold such proceeds to be applied to reimburse Borrower for the cost of Restoration (in accordance with Lender’s then-current policies relating to the restoration of casualty damage on similar multifamily residential properties); or

(B) apply such proceeds to the payment of the Indebtedness, whether or not then due; provided, however, Lender shall not apply insurance proceeds to the payment of the Indebtedness and shall permit Restoration pursuant to Section 9.03(b)(1) if all of the following conditions are met:

(i) no Event of Default has occurred (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing);

(ii) Lender determines that there will be sufficient funds to complete the Restoration;

(iii) Lender determines that the net operating income generated by the Mortgaged Property after completion of the Restoration will be sufficient to support a debt service coverage ratio not less than the debt service coverage ratio immediately prior to the event of loss, but in no event less than 1.0x (the debt service coverage ratio shall be calculated on a thirty (30) year amortizing basis in all events and shall include all operating costs and other expenses, Imposition Deposits, deposits to Collateral Accounts and Mortgage Loan repayment obligations);

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 43
Article 9	04-11	© 2011 Fannie Mae

(iv) Lender determines that the Restoration will be completed before the earlier of (x) one (1) year before the stated Maturity Date or (y) one (1) year after the date of the loss or casualty; and

(v) Borrower provides Lender, upon request, evidence of the availability during and after the Restoration of the insurance required to be maintained by Borrower pursuant to this Loan Agreement.

After the completion of Restoration in accordance with the above requirements, as determined by Lender, the balance, if any, of such proceeds shall be returned to Borrower.

(2) Notwithstanding the foregoing, if any loss is estimated to be in an amount equal to or less than $100,000, Lender shall not exercise its rights and remedies as power-of-attorney herein and shall allow Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such policies of property damage insurance, and to collect and receive the proceeds of property damage insurance; provided that each of the following conditions shall be satisfied:

(A) Borrower shall immediately notify Lender of the casualty giving rise to the claim;

(B) no Event of Default has occurred (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing);

(C) the Restoration will be completed before the earlier of (i) one (1) year before the stated Maturity Date or (ii) one (1) year after the date of the loss or casualty;

(D) there will be sufficient funds to complete the Restoration;

(E) all proceeds of property damage insurance shall be issued in the form of joint checks to Borrower and Lender;

(F) all proceeds of property damage insurance shall be applied to the Restoration;

(G) Borrower shall deliver to Lender evidence satisfactory to Lender of completion of the Restoration and obtainment of all lien releases;

(H) Borrower shall have complied to Lender’s satisfaction with the foregoing requirements on any prior claims subject to this provision, if any; and

(I) Lender shall have the right to inspect the Mortgaged Property.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 44
Article 9	04-11	© 2011 Fannie Mae

(3) If Lender elects to apply insurance proceeds to the Indebtedness in accordance with the terms of this Loan Agreement, Borrower shall not be obligated to restore or repair the Mortgaged Property. Rather, Borrower shall restrict access to the damaged portion of the Mortgaged Property and, at its expense and regardless of whether such costs are covered by insurance, clean up any debris resulting from the casualty event, and, if required or otherwise permitted by Lender, demolish or raze any remaining part of the damaged Mortgaged Property to the extent necessary to keep and maintain the Mortgaged Property in a safe, habitable and marketable condition. Nothing in this Section 9.03(b) shall affect any of Lender’s remedial rights against Borrower in connection with a breach by Borrower of any of its obligations under this Loan Agreement or under any Loan Document, including any failure to timely pay Monthly Debt Service Payments or maintain the insurance coverage(s) required by this Loan Agreement.

(c) Payment Obligations Unaffected.

The application of any insurance proceeds to the Indebtedness shall not extend or postpone the Maturity Date or the due date or the full payment of any Monthly Debt Service Payment, Monthly Replacement Reserve Deposit, any other installments referred to in this Loan Agreement or in any other Loan Document. Notwithstanding the foregoing, if Lender applies insurance proceeds to the Indebtedness in connection with a casualty of less than the entire Mortgaged Property, and after such application of proceeds the debt service coverage ratio (as determined by Lender) is less than 1.25x based on the then-applicable Monthly Debt Service Payment and the anticipated on-going net operating income of the Mortgaged Property after such casualty event, then Lender may, at its discretion, permit an adjustment to the Monthly Debt Service Payments that become due and owing thereafter, based on Lender’s then-current underwriting requirements. In no event shall the preceding sentence obligate Lender to make any adjustment to the Monthly Debt Service Payments.

(d) Foreclosure Sale.

If the Mortgaged Property is transferred pursuant to a Foreclosure Event or Lender otherwise acquires title to the Mortgaged Property, Borrower acknowledges that Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums applicable to the Mortgaged Property and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such Foreclosure Event or such acquisition.

(e) Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c).

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 45
Article 9	04-11	© 2011 Fannie Mae

ARTICLE 10 - CONDEMNATION

Section 10.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 10.01 are made as of the Effective Date, and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Prior Condemnation Action.

No part of the Mortgaged Property has been taken in connection with a Condemnation Action.

(b) Pending Condemnation Actions.

No Condemnation Action is pending nor, to Borrower’s knowledge, is threatened for the partial or total condemnation or taking of the Mortgaged Property.

Section 10.02 Covenants.

(a) Notice of Condemnation.

Borrower shall:

(1) promptly notify Lender of any Condemnation Action;

(2) appear in and prosecute or defend, at its own cost and expense, any action or proceeding relating to any Condemnation Action, including any defense of Lender’s interest in the Mortgaged Property tendered to Borrower by Lender, unless otherwise directed by Lender in writing; and

(3) execute such further evidence of assignment of any condemnation award in connection with a Condemnation Action as Lender may require.

(b) Condemnation Proceeds.

Borrower shall pay to Lender all awards or proceeds of a Condemnation Action promptly upon receipt.

Section 10.03 Mortgage Loan Administration Matters Regarding Condemnation.

(a) Application of Condemnation Awards.

Lender may apply any awards or proceeds of a Condemnation Action, after the deduction of Lender’s expenses incurred in the collection of such amounts, to:

(1) the restoration or repair of the Mortgaged Property; or

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 46
Article 10	04-11	© 2011 Fannie Mae

(2) the payment of the Indebtedness, with the balance, if any, paid to Borrower.

(b) Payment Obligations Unaffected.

The application of any awards or proceeds of a Condemnation Action to the Indebtedness shall not extend or postpone the due date or the full payment of any Monthly Debt Service Payment, Monthly Replacement Reserve Deposit, any other installments referred to in this Loan Agreement or in any other Loan Document, or the Maturity Date.

(c) Appointment of Lender as Attorney-In-Fact.

Borrower authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c).

(d) Application of Proceeds.

If Lender elects to apply condemnation proceeds or awards to the Indebtedness in accordance with the terms of this Loan Agreement, Borrower shall not be obligated to restore or repair the Mortgaged Property. Rather, Borrower shall restrict access to the damaged portion of the Mortgaged Property and, at its expense and regardless of whether such costs are covered by insurance, clean up any debris resulting from the casualty event, and, if required or otherwise permitted by Lender, demolish or raze any remaining part of the damaged Mortgaged Property to the extent necessary to keep and maintain the Mortgaged Property in a safe, habitable and marketable condition. Nothing in this Section 10.03(d) shall affect any of Lender’s remedial rights against Borrower in connection with a breach by Borrower of any of its obligations under this Loan Agreement or under any Loan Document, including any failure to timely pay Monthly Debt Service Payments or maintain the insurance coverage(s) required by this Loan Agreement.

ARTICLE 11 - LIENS, TRANSFERS AND ASSUMPTIONS

Section 11.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 11.01 are made as of the Effective Date, and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) No Labor or Materialmen’s Claims.

All parties furnishing labor and materials have been paid in full and there are no mechanics’ or materialmen’s liens or claims outstanding for work, labor or materials affecting the Mortgaged Property, whether prior to, equal with or subordinate to the lien of the Security Instrument.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 47
Article 10	04-11	© 2011 Fannie Mae

(b) No Other Interests.

No Person:

(1) other than Borrower has any possessory ownership or interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of existing Leases, the material terms of all such Leases having been previously disclosed to Lender;

(2) has an option, right of first refusal, or right of first offer (except as required by applicable law) to purchase the Mortgaged Property, or any interest in the Mortgaged Property, except as may be disclosed to and approved in writing by Lender.

Section 11.02 Covenants.

(a) Liens; Encumbrances.

Other than Permitted Encumbrances and the lien of the Security Instrument and this Loan Agreement, Borrower shall not permit the grant, creation or existence of any Lien, whether voluntary, involuntary or by operation of law, on all or any portion of the Mortgaged Property (including any voluntary, elective or non-compulsory tax lien or assessment pursuant to a voluntary, elective or non-compulsory special tax district or similar regime).

(b) Transfers.

(1) Mortgaged Property.

Borrower shall not Transfer, or cause or permit a Transfer of, all or any part of the Mortgaged Property (including any interest in the Mortgaged Property) other than:

(A) a Transfer to which Lender has consented in writing;

(B) the grant of a Residential Lease for a term of two (2) years or less and not containing an option to purchase or right of first refusal (except as required by applicable law);

(C) the grant of a non-Material Commercial Lease provided the use and type of operation of such space is unchanged from the use and type of operation in effect as of the Effective Date and the number and size of residential units at the Mortgaged Property are not reduced;

(D) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality which are free of Liens (other than those created by the Loan Documents and Permitted Encumbrances, as defined in the Security Instrument);

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 48
Article 11	04-11	© 2011 Fannie Mae

(E) the grant of an easement, servitude or restrictive covenant to which Lender has consented (in which case, no Transfer Fee shall apply), and Borrower has paid to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower’s request; or

(F) the creation of any tax lien, municipal lien, utility lien, mechanics’ lien, materialmen’s lien, or judgment lien against the Mortgaged Property if bonded off, released of record or otherwise remedied (or security provided) to Lender’s satisfaction within sixty (60) days after the earlier of the date Borrower has actual notice or constructive notice of the existence of such lien; provided, however that the lien of real estate taxes not yet due and payable need not be bonded off or released of record.

(2) Interests in Borrower and/or Key Principal and/or Guarantor and/or Affiliated Property Operator.

Other than a Transfer to which Lender has consented in writing, Borrower shall not Transfer, or cause or permit to be Transferred:

(A) a direct or indirect Controlling Interest in Borrower, Key Principal, Guarantor or Affiliated Property Operator (if applicable);

(B) more than forty-nine percent (49%) of any Key Principal’s or Guarantor’s direct or indirect ownership interests in Borrower or Affiliated Property Operator that existed on the Effective Date (individually or on an aggregate basis);

(C) the economic benefits or rights to cash flows attributable to any ownership interests in Borrower, Key Principal or Guarantor (if applicable) or Affiliated Property Operator separate from the Transfer of the underlying ownership interests if the Transfer of the underlying ownership interest is prohibited by this Loan Agreement; or

(D) a Transfer to a new key principal or new guarantor (if such new key principal or guarantor is an entity) which entity has an organizational existence termination date that ends before the Maturity Date.

(3) Entity Conversion.

(A) Borrower shall not change its name, change its jurisdiction or organization, or cause or permit a conversion of Borrower from one type of entity into another type of entity if such conversion results in either:

(i) a Transfer of a Controlling Interest; or

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 49
Article 11	04-11	© 2011 Fannie Mae

(ii) a change in any assets, liabilities, legal rights or obligations of Borrower (or of Key Principal, Guarantor or any general partner, manager (if non-member managed) or managing member of Borrower, as applicable), by operation of law or otherwise.

(B) Notwithstanding the foregoing, and provided that all Licenses remain valid and in full force and effect following any conversion, Borrower may convert from one type of legal entity into another type of legal entity for tax or other structuring purposes, provided:

(i) the provisions of Section 11.02(b)(2) are satisfied;

(ii) Borrower provides Lender with at least ten (10) days prior written notice of such conversion;

(iii) Borrower provides Lender any certificates evidencing such conversion filed with the appropriate Secretary of State within ten (10) days after filing such certificates;

(iv) Borrower provides Lender new certificates of good standing for such entity at least five (5) days prior to such conversion;

(v) Lender reserves the right to file UCC-3 amendments where necessary reflecting the conversion;

(vi) if required by Lender, Borrower executes an amendment to this Loan Agreement documenting the conversion;

(vii) Borrower shall provide Lender with confirmation from the title company (via electronic mail or letter) that nothing is needed in the land records (of the appropriate Property Jurisdiction) at such time to evidence such conversion, and no endorsements to the Title Policy are necessary to maintain Lender’s coverage; or if any endorsements are necessary, Borrower shall provide such endorsements at Borrower’s cost; and

(viii) Borrower shall provide Lender with confirmation that any Licenses in Borrower’s name remain valid and in full force and effect following the conversion or have been properly transferred to the Borrower entity following the conversion, Borrower may convert from one type of legal entity into another type of legal entity for tax or other structuring purposes.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 50
Article 11	04-11	© 2011 Fannie Mae

Section 11.03 Mortgage Loan Administration Matters Regarding Liens, Transfers and Assumptions

(a) Assumption of Mortgage Loan.

Lender shall consent to a Transfer of the Mortgaged Property to and an assumption of the Mortgage Loan by a new borrower (either directly or else indirectly by a Transfer of a Controlling Interest in Borrower) if each of the following conditions is satisfied prior to the Transfer:

(1) Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(a);

(2) no Event of Default has occurred, and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing;

(3) Lender determines that:

(A) the proposed new borrower, new key principal and any other new guarantor and owners thereof, if applicable, fully satisfy all of Lender’s then-applicable borrower, key principal or guarantor eligibility, credit, management and other loan underwriting standards (including any standards with respect to previous relationships between Lender and the proposed new borrower, new key principal and new guarantor and the organization of the new borrower, new key principal and new guarantor (if applicable));

(B) none of the proposed new borrower, new key principal and any new guarantor, or any owners of the proposed new borrower, new key principal and any new guarantor, are a Prohibited Person; and

(C) none of the proposed new borrower, new key principal and any new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Maturity Date;

(4) Lender determines that the Mortgaged Property satisfies all of Lender’s then-applicable loan underwriting standards, including physical condition, occupancy and net operating income;

(5) the proposed new borrower or owners thereof, if applicable, have executed an assumption agreement acceptable to Lender that, among other things, requires the proposed new borrower to assume and perform all obligations of Borrower (or any other transferor), and that may require that the new borrower comply with any provisions of any Loan Document which previously may have been waived by Lender for Borrower, subject to the terms of Section 11.03(g);

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 51
Article 11	04-11	© 2011 Fannie Mae

(6) one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(A) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty given in connection with the Mortgage Loan; or

(B) a substitute Non-Recourse Guaranty and other substitute guaranty in a form acceptable to Lender;

(7) Lender has reviewed and approved the Transfer documents; and

(8) Lender has received the fees described in Section 11.03(g).

(b) Transfers to Key Principal-Owned Affiliates or Guarantor-Owned Affiliates.

(1) Transfers of direct or indirect ownership interests in Borrower that are not otherwise permitted by this Loan Agreement but in which Key Principal or Guarantor, or an entity in which Key Principal or Guarantor, as applicable, owns a Controlling Interest, is the transferee shall be consented to by Lender if such Transfer satisfies the applicable requirements of Section 11.03(a), other than Section 11.03(a)(5).

(2) Transfers of direct or indirect interests in Borrower held by a Key Principal or Guarantor to other Key Principals or Guarantors, as applicable, shall be consented to by Lender if such Transfer satisfies the following conditions:

(A) the Transfer does not cause a change in the management and control of Borrower; and

(B) the transferor Key Principal or Guarantor maintains the same right and ability to manage and control Borrower as existed prior to the Transfer.

If the conditions set forth in this Section 11.03(b) are satisfied, the Transfer Fee shall be waived provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g).

(c) Estate Planning.

Notwithstanding the provisions of Section 11.02(b)(2), so long as (1) the Transfer does not cause a change in the management and control of Borrower and (2) the transferor Key Principal or Guarantor, as applicable, maintains the same right and ability to manage and control Borrower as existed prior to the Transfer, Lender shall consent to Transfers of direct or indirect ownership interests in Borrower held by a Key Principal or Guarantor to, and Transfers of direct or indirect ownership interests, in an entity Key Principal or entity Guarantor to:

(A) Immediate Family Members of such Key Principal or Guarantor;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 52
Article 11	04-11	© 2011 Fannie Mae

(B) United States domiciled trusts established for the benefit of the transferor Key Principal or transferor Guarantor, or Immediate Family Members of the transferor Key Principal or the transferor Guarantor; or

(C) partnerships or limited liability companies of which the partners or members, respectively, are all Immediate Family Members of such Key Principal or Guarantor.

If the conditions set forth in this Section 11.03(c) are satisfied, the Transfer Fee shall be waived provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g).

(d) Termination or Revocation of Trust.

If any of Borrower, Guarantor or Key Principal is a trust, the termination or revocation of such trust is an unpermitted Transfer; provided that the termination or revocation of the trust due to the death of an individual trustor shall not be considered an unpermitted Transfer so long as:

(1) Lender is notified within thirty (30) days of the death; and

(2) such Borrower, Guarantor or Key Principal, as applicable, is replaced with an individual or entity acceptable to Lender, in accordance with the provisions of Section 11.03(a) within ninety (90) days of the date of death.

If the conditions set forth in this Section 11.03(d) are satisfied, the Transfer Fee shall be waived; provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g).

(e) Death of Key Principal or Guarantor.

(1) If Key Principal or Guarantor is a natural person, Borrower must notify Lender in writing within ninety (90) days in the event Key Principal or Guarantor dies. Unless waived in writing by Lender, the deceased Key Principal or Guarantor shall be replaced by an individual or entity within one hundred eighty (180) days, subject to Borrower’s satisfaction of the following conditions:

(A) Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(e);

(B) Lender determines that:

(i) the proposed new key principal and any other new guarantor fully satisfies all of Lender’s then-applicable key principal or guarantor eligibility, credit, management and other loan underwriting standards (including any standards with respect to previous relationships between Lender and the proposed new key principal and new guarantor and the organization of the new key principal and new guarantor (if applicable));

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 53
Article 11	04-11	© 2011 Fannie Mae

(ii) none of the proposed new key principal or any new guarantor, or any owners of the proposed new key principal or any new guarantor, is a Prohibited Person; and

(iii) none of the proposed new key principal or any new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Maturity Date;

(C) if applicable, one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(i) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty given in connection with the Mortgage Loan; or

(ii) a substitute Non-Recourse Guaranty and other substitute guaranty in a form acceptable to Lender.

(2) In the event a replacement Key Principal or Guarantor is required by Lender due to the death described in this Section 11.03(e), and such replacement has not occurred within such period, the period for replacement may be extended by Lender to a date not more than one (1) year from the date of Key Principal’s or Guarantor’s death; however, Lender may require as a condition to any such extension that:

(A) the then-current Affiliated Property Operator be replaced with a Property Operator reasonably acceptable to Lender (or if a Property Operator has not been previously engaged, a Property Operator reasonably acceptable to Lender be engaged); or

(B) a lockbox or cash management arrangement (with the property manager) reasonably acceptable to Lender during such extended replacement period be instituted.

If the conditions set forth in this Section 11.03(e) are satisfied, the Transfer Fee shall be waived, provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g).

(f) Bankruptcy of Guarantor.

(1) Upon the occurrence of any Guarantor Bankruptcy Event, unless waived in writing by Lender, the applicable Guarantor shall be replaced by an individual or entity within ninety (90) days of such Guarantor Bankruptcy Event, subject to Borrower’s satisfaction of the following conditions:

(A) Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(f);

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 54
Article 11	04-11	© 2011 Fannie Mae

(B) Lender determines that:

(i) the proposed new guarantor fully satisfies all of Lender’s then-applicable guarantor eligibility, credit, management and other loan underwriting standards (including any standards with respect to previous relationships between Lender and the proposed new guarantor and the organization of the new guarantor (if applicable));

(ii) no new guarantor is a Prohibited Person; and

(iii) no new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Maturity Date;

(C) one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(i) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty given in connection with the Mortgage Loan; or

(ii) a substitute Non-Recourse Guaranty and other substitute guaranty in a form acceptable to Lender.

(2) In the event a replacement Guarantor is required by Lender due to the Guarantor Bankruptcy Event described in this Section 11.03(f), and such replacement has not occurred within such period, the period for replacement may be extended by Lender in its discretion; however, Lender may require as a condition to any such extension that:

(A) the then-current Affiliated Property Operator be replaced with a Property Operator reasonably acceptable to Lender (or if a Property Operator has not been previously engaged, a Property Operator reasonably acceptable to Lender be engaged); or

(B) a lockbox or cash management arrangement (with the property manager) reasonably acceptable to Lender during such extended replacement period be instituted.

If the conditions set forth in this Section 11.03(f) are satisfied, the Transfer Fee shall be waived, provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g).

(g) Further Conditions to Transfers and Assumption.

(1) In connection with any Transfer of the Mortgaged Property, or an ownership interest in Borrower, Key Principal or Guarantor for which Lender’s approval is required under this Loan Agreement, Lender may, as a condition to any such approval, require:

(A) additional collateral, guaranties or other credit support to mitigate any risks concerning the proposed transferee or the performance or condition of the Mortgaged Property;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 55
Article 11	04-11	© 2011 Fannie Mae

(B) amendment of the Loan Documents to delete or modify any specially negotiated terms or provisions previously granted for the exclusive benefit of original Borrower, Key Principal or Guarantor and to restore the original provisions of the standard Fannie Mae form multifamily loan documents, to the extent such provisions were previously modified; or

(C) a modification to the amounts required to be deposited into the Reserve/Escrow Account pursuant to the terms of Section 13.02(a)(3)(B).

(2) In connection with any request by Borrower for consent to a Transfer, Borrower shall pay to Lender upon demand:

(A) the Transfer Fee (to the extent charged by Lender);

(B) the Review Fee (regardless of whether Lender approves or denies such request);

(C) all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing the Transfer request, to the extent such costs exceed the Review Fee; and

(3) Borrower shall provide Lender written notice of all Transfers whether or not such Transfers are permitted under this Loan Agreement or approved by Lender no later than ten (10) days prior to the date of the Transfer, provided that Borrower shall not be required to provide notice of Transfers of Residential Leases or of the replacement of Fixtures or Personalty performed pursuant to the terms of the Loan Documents.

(h) Permitted Transfers.

Notwithstanding any provision of Section 11.02 to the contrary, the Transfer of shares of common stock in CNL Healthcare Trust, Inc. (the “REIT”) and the issuance by the REIT of common stock, convertible debt, equity or other similar securities (“Securities”) and the subsequent Transfer of such Securities shall be permitted, provided that, following any such Transfer: i) no one Person owns a beneficial ownership greater than 10.0% of the REIT, ii) no one Person owns shares of voting Securities in the REIT sufficient to have the power to elect the majority of the directors of the REIT, and iii) the REIT continues to qualify as a Real Estate Investment Trust pursuant to Sections 856 et seq. of the Internal Revenue Code.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 56
Article 11	04-11	© 2011 Fannie Mae

ARTICLE 12 - IMPOSITIONS

Section 12.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 12.01 are made as of the Effective Date, and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Payment of Taxes, Assessments and Other Charges.

Borrower has:

(1) paid (or with the approval of Lender, established an escrow fund sufficient to pay when due and payable) all amounts and charges relating to the Mortgaged Property that have become due and payable, including Impositions, leasehold payments and ground rents;

(2) paid all Taxes for the Mortgaged Property that have become due pursuant to any notice of assessment received by Borrower and any and all taxes that have become due against Borrower;

(3) no knowledge of any basis for any additional assessments;

(4) no knowledge of any presently pending special assessments against all or any part of the Mortgaged Property, or any presently pending special assessments against Borrower; and

(5) not received any written notice of any contemplated special assessment against the Mortgaged Property, or any contemplated special assessment against Borrower.

Section 12.02 Covenants.

(a) Imposition Deposits, Taxes, and Other Charges.

Borrower shall:

(1) deposit the Imposition Deposits with Lender on each Payment Date (or on another day designated in writing by Lender) in amount sufficient, in Lender’s discretion, to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added, plus an amount equal to no more than one-sixth (1/6) (or the amount permitted by applicable law) of the Impositions for the trailing twelve (12) months (calculated based on the aggregate annual Imposition costs divided by twelve (12) and multiplied by two (2));

(2) deposit with Lender, within ten (10) days after notice from Lender (subject to applicable law), such additional amounts estimated by Lender to be reasonably necessary to cure any deficiency in the amount of the Imposition Deposits held for payment of a specific Imposition;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 57
Article 12	04-11	© 2011 Fannie Mae

(3) pay, or cause to be paid, all Impositions, leasehold payments, ground rents and Borrower taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment;

(4) promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and, if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments; and

(5) promptly deliver to Lender a copy of all notices of any special assessments and contemplated special assessments against the Mortgaged Property or Borrower.

Section 12.03 Mortgage Loan Administration Matters Regarding Impositions.

(a) Maintenance of Records by Lender.

Lender shall maintain records of the monthly and aggregate Imposition Deposits held by Lender for the purpose of paying Taxes, insurance premiums and each other obligation of Borrower for which Imposition Deposits are required.

(b) Imposition Accounts.

All Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency and which accounts meet the standards for custodial accounts as required by Lender from time to time. Lender shall not be obligated to open additional accounts, or deposit Imposition Deposits in additional institutions, when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. No interest, earnings or profits on the Imposition Deposits shall be paid to Borrower unless applicable law so requires. Imposition Deposits shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose in accordance with this Loan Agreement. For the purposes of 9-104(a)(3) of the UCC, Lender is the owner of the Imposition Deposits and shall be deemed a “customer” with sole control of the account holding the Imposition Deposits.

(c) Payment of Impositions; Sufficiency of Imposition Deposits.

Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition. Imposition Deposits shall be required to be used by Lender to pay Taxes, insurance premiums and any other individual Imposition only if:

(1) no Event of Default exists;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 58
Article 12	04-11	© 2011 Fannie Mae

(2) Borrower has timely delivered to Lender all applicable bills or premium notices that it has received; and

(3) sufficient Imposition Deposits are held by Lender for each Imposition at the time such Imposition becomes due and payable.

Lender shall have no liability to Borrower for failing to pay any Imposition if any of the conditions are not satisfied. If at any time the amount of the Imposition Deposits held for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender to be held in connection with such Imposition, the excess may be credited against future installments of Imposition Deposits for such Imposition.

(d) Imposition Deposits Upon Event of Default.

If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in such amount and in such order as Lender determines, to pay any Impositions or as a credit against the Indebtedness.

(e) Contesting Impositions.

Other than insurance premiums, Borrower may contest, at its expense, by appropriate legal proceedings, the amount or validity of any Imposition if:

(1) Borrower notifies Lender of the commencement or expected commencement of such proceedings;

(2) Lender determines that the Mortgaged Property is not in danger of being sold or forfeited;

(3) Borrower deposits with Lender (or the applicable Governmental Authority if required by applicable law) reserves sufficient to pay the contested Imposition, if required by Lender (or the applicable Governmental Authority);

(4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender; and

(5) Borrower commences, and at all times thereafter diligently prosecutes, such contest in good faith until a final determination is made by the applicable Governmental Authority.

(f) Release to Borrower.

Upon payment in full of all sums secured by the Security Instrument and this Loan Agreement and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower the balance of any Imposition Deposits then on deposit with Lender.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 59
Article 12	04-11	© 2011 Fannie Mae

ARTICLE 13 - REPLACEMENT RESERVE AND REPAIRS

Section 13.01 Covenants.

(a) Initial Deposits to Replacement Reserve Account and Repairs Escrow Account.

On the Effective Date, Borrower shall pay to Lender:

(1) the Initial Replacement Reserve Deposit for deposit into the Replacement Reserve Account; and

(2) the Repairs Escrow Deposit for deposit into the Repairs Escrow Account.

(b) Monthly Replacement Reserve Deposits.

Borrower shall deposit the applicable Monthly Replacement Reserve Deposit into the Replacement Reserve Account on each Payment Date.

(c) Payment for Replacements and Repairs.

Borrower shall:

(1) pay all invoices for the Replacements and Repairs, regardless of whether funds on deposit in the Replacement Reserve Account or the Repairs Escrow Account, as applicable, are sufficient, prior to any request for disbursement from the Replacement Reserve Account or the Repairs Escrow Account, as applicable (unless Lender has agreed to issue joint checks in connection with a particular Replacement or Repair);

(2) pay all applicable fees and charges of any Governmental Authority on account of the Replacements and Repairs, as applicable; and

(3) provide evidence satisfactory to Lender of completion of the Replacements and any Required Repairs (within the Completion Period or within such other period or by such other date set forth in the Required Repair Schedule and any Borrower Requested Repairs and Additional Lender Repairs (by the date specified by Lender for any such Borrower Requested Repairs or Additional Lender Repairs)).

(d) Assignment of Contracts for Replacements and Repairs.

Borrower shall assign to Lender any contract or subcontract for Replacements or Repairs, upon Lender’s request, on a form of assignment approved by Lender.

(e) Indemnification.

Borrower shall indemnify and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs or expenses, including litigation costs and reasonable attorneys’ fees, arising from or in any way connected with the performance of the Replacements or Repairs or investment of the Reserve/Escrow Account Funds.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 60
Article 13	04-11	© 2011 Fannie Mae

(f) Amendments to Loan Documents.

Borrower shall execute and/or deliver to Lender, upon request, an amendment to this Loan Agreement, the Security Instrument, any other Loan Document and/or the original financing statement necessary or desirable to perfect Lender’s lien upon any portion of the Mortgaged Property for which Reserve/Escrow Account Funds were expended.

(g) Administrative Fees and Expenses.

Borrower shall pay to Lender:

(1) by the date specified in the applicable invoice, the Repairs Escrow Account Administrative Fee and the Replacement Reserve Account Administration Fee for Lender’s services in administering the Repairs Escrow Account and Replacement Reserve Account and investing the funds on deposit in the Repairs Escrow Account and the Replacement Reserve Account, respectively;

(2) upon demand, a reasonable inspection fee, not exceeding the Maximum Inspection Fee, for each inspection of the Mortgaged Property by Lender in connection with a Repair or Replacement, plus all other reasonable costs and out-of-pocket expenses relating to such inspections; and

(3) upon demand, all reasonable fees charged by any engineer, architect, inspector or other person inspecting the Mortgaged Property on behalf of Lender for each inspection of the Mortgaged Property in connection with a Repair or Replacement, plus all other reasonable costs and out-of-pocket expenses relating to such inspections.

Section 13.02 Mortgage Loan Administration Matters Regarding Reserves.

(a) Accounts, Deposits, and Disbursements.

(1) Custodial Accounts.

(A) The Replacement Reserve Account shall be an interest-bearing account that meets the standards for custodial accounts as required by Lender from time to time. Lender shall not be responsible for any losses resulting from the investment of the Replacement Reserve Deposits or for obtaining any specific level or percentage of earnings on such investment. All interest earned on the Replacement Reserve Deposits shall be added to and become part of the Replacement Reserve Account; provided, however, if applicable law requires, and so long as no Event of Default exists under any of the Loan Documents, Lender shall pay to Borrower the interest earned on the Replacement Reserve Account not less frequently than the Replacement Reserve Account Interest Disbursement Frequency. In no event shall Lender be obligated to disburse funds from the Reserve/Escrow Account if an Event of Default exists.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 61
Article 13	04-11	© 2011 Fannie Mae

(B) Lender shall not be obligated to deposit the Repairs Escrow Deposits into an interest-bearing account.

(2) Disbursements by Lender Only.

Only Lender or a designated representative of Lender may make disbursements from the Replacement Reserve Account and the Repairs Escrow Account. Except as provided in Section 13.02(a)(8), disbursements shall only be made upon Borrower request and after satisfaction of all conditions for disbursement.

(3) Adjustment of Deposits.

(A) Mortgage Loan Terms Exceeding Ten (10) Years.

If the Loan Term exceeds ten (10) years, a physical needs assessment shall be ordered by Lender for the Mortgaged Property at the expense of Borrower (which expense may be paid of out of the Replacement Reserve Account if excess funds are available). The physical needs assessment shall be performed no earlier than the sixth (6th) month and no later than the ninth (9th) month of the tenth (10th) Loan Year (and of the twentieth (20th) Loan Year if the Loan Term exceeds twenty (20) years). After review of the physical needs assessment, the amount of the Monthly Replacement Reserve Deposit may be adjusted by Lender for the remaining Loan Term by written notice to Borrower so that the Monthly Replacement Reserve Deposits are sufficient to fund the Replacements as and when required and/or the amount to be held in the Repairs Escrow Account may be adjusted by Lender so that the Repairs Escrow Deposit is sufficient to fund the Repairs as and when required.

(B) Transfers.

In connection with any Transfer of the Mortgaged Property, or any Transfer of an ownership interest in Borrower, Guarantor or Key Principal which requires Lender’s consent, Lender may review the amounts on deposit, if any, in the Replacement Reserve Account or the Repairs Escrow Account, the amount of the Monthly Replacement Reserve Deposit and the likely repairs and replacements required by the Mortgaged Property, and the related contingencies which may arise during the remaining Loan Term. Based upon that review, Lender may require an additional deposit to the Replacement Reserve Account or the Repairs Escrow Account, or an increase in the amount of the Monthly Replacement Reserve Deposit as a condition to Lender’s consent to such Transfer. In all events, the transferee shall be required to assume Borrower’s duties and obligations under this Loan Agreement.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 62
Article 13	04-11	© 2011 Fannie Mae

(4) Insufficient Funds.

Lender may, upon thirty (30) days prior written notice to Borrower, require an additional deposit(s) to the Replacement Reserve Account or Repairs Escrow Account, or an increase in the amount of the Monthly Replacement Reserve Deposit, if Lender determines that the amounts on deposit in either the Replacement Reserve Account or the Repairs Escrow Account are not sufficient to cover the costs for Required Repairs or Required Replacements or, pursuant to the terms of Section 13.02(a)(9), not sufficient to cover the costs for Borrower Requested Repairs, Additional Lender Repairs, Borrower Requested Replacements or Additional Lender Replacements. Borrower’s agreement to complete the Replacements or Repairs as required by this Loan Agreement shall not be affected by the insufficiency of any balance in the Replacement Reserve Account or the Repairs Escrow Account, as applicable.

(5) Disbursements for Replacements and Repairs.

(A) Disbursement requests may only be made after completion of the applicable Replacements and only to reimburse Borrower for the actual approved costs of the Replacements. Lender shall not disburse from the Replacement Reserve Account the costs of routine maintenance to the Mortgaged Property or for costs which are to be reimbursed from the Repairs Escrow Account or any similar account. Disbursement from the Replacement Reserve Account and the Repairs Escrow Account shall not be made more frequently than the Maximum Replacement Reserve Disbursement Interval. Other than in connection with a final request for disbursement, disbursements from the Replacement Reserve Account shall not be less than the Minimum Replacement Reserve Disbursement Amount.

(B) Disbursement requests may only be made after completion of the applicable Repairs and only to reimburse Borrower for the actual cost of the Repairs, up to the Maximum Repair Cost. Lender shall not disburse any amounts which would cause the funds remaining in the Repairs Escrow Account after any disbursement (other than with respect to the final disbursement) to be less than the Maximum Repair Cost of the then-current estimated cost of completing all remaining Repairs. Lender shall not disburse from the Repairs Escrow Account the costs of routine maintenance to the Mortgaged Property or for costs which are to be reimbursed from the Replacement Reserve Account or any similar account. Disbursement from the Repairs Escrow Account shall not be made more frequently than the Maximum Repair Disbursement Interval. Other than in connection with a final request for disbursement, disbursements from the Repairs Escrow Account shall not be less than the Minimum Repairs Disbursement Amount.

(6) Disbursement Requests.

Each request by Borrower for disbursement from the Replacement Reserve Account or the Repairs Escrow Account must be in writing, must specify the Replacement or Repair for which reimbursement is requested (provided that for any Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements and Additional Lender Repairs, Lender shall have approved the use of the Reserve/Escrow Account Funds for such replacements or repairs pursuant to the terms of Section 13.02(a)(9)), and must:

(A) if applicable, specify the quantity and price of the items or materials purchased, grouped by type or category;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 63
Article 13	04-11	© 2011 Fannie Mae

(B) if applicable, specify the cost of all contracted labor or other services involved in the Replacement or Repair for which such request for disbursement is made;

(C) if applicable, include copies of invoices for all items or materials purchased and all contracted labor or services provided;

(D) include evidence of payment of such Replacement or Repair satisfactory to Lender (unless Lender has agreed to issue joint checks in connection with a particular Repair or Replacement as provided in this Loan Agreement); and

(E) contain a certification by Borrower that the Repair or Replacement has been completed lien free and in a good and workmanlike manner, in accordance with any plans and specifications previously approved by Lender (if applicable) and in compliance with all applicable laws, ordinances, rules and regulations of any Governmental Authority having jurisdiction over the Mortgaged Property, and otherwise in accordance with the provisions of this Loan Agreement.

(7) Conditions to Disbursement.

Lender may require any or all of the following at the expense of Borrower as a condition to disbursement of funds from the Replacement Reserve Account or the Repairs Escrow Account (provided that for any Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements and Additional Lender Repairs, Lender shall have approved the use of the Reserve/Escrow Account Funds for such replacements or repairs pursuant to the terms of Section 13.02(a)(9)):

(A) an inspection by Lender of the Mortgaged Property and the applicable Replacement or Repair;

(B) an inspection or certificate of completion by an appropriate independent qualified professional (such as an architect, engineer or property inspector, depending on the nature of the Repair or Replacement) selected by Lender;

(C) either:

(i) a search of title to the Mortgaged Property effective to the date of disbursement; or

(ii) a “date-down” endorsement to Lender’s Title Policy extending the effective date of such policy to the date of disbursement, and showing no Liens other than Permitted Encumbrances (or liens which Borrower is diligently contesting in good faith that have been bonded off to the satisfaction of Lender); and

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 64
Article 13	04-11	© 2011 Fannie Mae

(D) an acknowledgement of payment, waiver of claims and release of lien for work performed and materials supplied from each contractor, subcontractor or materialman in accordance with the requirements of applicable law and covering all work performed and materials supplied (including equipment and fixtures) for the Mortgaged Property by that contractor, subcontractor or materialman through the date covered by the disbursement request (or, in the event that payment to such contractor, subcontractor or materialman is to be made by a joint check, the release of lien shall be effective through the date covered by the previous disbursement).

(8) Joint Checks for Periodic Disbursements.

Lender may issue joint checks, payable to Borrower and the applicable supplier, materialman, mechanic, contractor, subcontractor or other similar party, if:

(A) the cost of the Replacement or Repair exceeds the Replacement Threshold or the Repair Threshold, as applicable, and the contractor performing such Replacement or Repair requires periodic payments pursuant to the terms of the applicable written contract;

(B) the contract for such Repair or Replacement requires payment upon completion of the applicable portion of the work;

(C) Borrower makes the disbursement request after completion of the applicable portion of the work required to be completed under such contract;

(D) the materials for which the request for disbursement has been made are on site at the Mortgaged Property and are properly secured or installed;

(E) Lender determines that the remaining funds in the Replacement Reserve Account designated for such Replacement, or in the Repairs Escrow Account designated for such Repair, as applicable, are sufficient to complete the Replacement or Repair;

(F) each supplier, materialman, mechanic, contractor, subcontractor or other similar party receiving payments shall have provided, if requested by Lender, a waiver of liens with respect to amounts which have been previously paid to them; and

(G) all other conditions for disbursement have been satisfied.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 65
Article 13	04-11	© 2011 Fannie Mae

(9) Replacements and Repairs Other than Required Replacements and/or Required Repairs.

(A) Borrower Requested Replacements and Borrower Requested Repairs.

In the event Borrower requests a disbursement from the Replacement Reserve Account or the Repairs Escrow Account to reimburse Borrower for any Borrower Requested Replacement or Borrower Requested Repair, any related disbursement request must also contain support for why Lender should allow such disbursement. Lender may make disbursements for Borrower Requested Replacements or Borrower Requested Repairs if Lender determines that:

(i) they are of the type intended to be covered by the Replacement Reserve Account or the Repairs Escrow Account, as applicable;

(ii) the costs are reasonable;

(iii) the amount of funds in the Replacement Reserve Account or Repairs Escrow Account, as applicable, is sufficient to pay such costs and the then-current estimated cost of completing all remaining Required Replacements or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements or Additional Lender Repairs that have been previously approved by Lender; and

(iv) all conditions for disbursement from the Replacement Reserve Account or Repairs Escrow Account, as applicable, have been satisfied.

Nothing in this Loan Agreement shall limit Lender’s right to require an additional deposit to the Replacement Reserve Account or an increase to the Monthly Replacement Reserve Deposit in connection with any such Borrower Requested Replacements, or an additional deposit to the Repairs Escrow Account for any such Borrower Requested Repairs.

(B) Additional Lender Replacements and Additional Lender Repairs.

Lender may require, as set forth in Section 6.02(b)(3), Section 6.03(c), or otherwise from time to time, upon written notice to Borrower, that Borrower make Additional Lender Replacements or Additional Lender Repairs. Lender may make disbursements from the Replacement Reserve Account for Additional Lender Replacements or from the Repairs Escrow Account for Additional Lender Repairs, as applicable, if Lender determines that:

(i) the costs are reasonable;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 66
Article 13	04-11	© 2011 Fannie Mae

(ii) the amount of funds in the Replacement Reserve Account or the Repairs Escrow Account, as applicable, is sufficient to pay such costs and the then-current estimated cost of completing all remaining Required Replacements or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements or Additional Lender Repairs that have been previously approved by Lender; and

(iii) all conditions for disbursement from the Replacement Reserve Account or Repairs Escrow Account, as applicable, have been satisfied.

Nothing in this Loan Agreement shall limit Lender’s right to require an additional deposit to the Replacement Reserve Account or an increase to the Monthly Replacement Reserve Deposit for any such Additional Lender Replacements or an additional deposit to the Repairs Escrow Account for any such Additional Lender Repair.

(10) Excess Costs.

In the event any Replacement or Repair exceeds the approved cost set forth on the Required Replacement Schedule for Replacements, or the Maximum Repair Cost for Repairs, Borrower may submit a disbursement request to reimburse Borrower for such excess cost. The disbursement request must contain support for why Lender should allow such disbursement. Lender may make disbursements from the Replacement Reserve Account or the Repairs Escrow Account, as applicable, if:

(A) the excess cost is reasonable;

(B) the amount of funds in the Replacement Reserve Account or the Repairs Escrow Account, as applicable, is sufficient to pay such excess cost and the then-current estimated cost of completing all remaining Replacements and Repairs at the Maximum Repair Cost; and

(C) all conditions for disbursement from the Replacement Reserve Account or the Repairs Escrow Account have been satisfied.

(11) Final Disbursements.

Upon completion of all Repairs in accordance with this Loan Agreement and so long as no Event of Default has occurred, Lender shall disburse to Borrower any amounts then remaining in the Repairs Escrow Account. Upon payment in full of the Indebtedness and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower any and all amounts then remaining in the Replacement Reserve Account and the Repairs Escrow Account (if not previously released).

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 67
Article 13	04-11	© 2011 Fannie Mae

(b) Approvals of Contracts; Assignment of Claims.

Lender retains the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Replacements or Repairs. Notwithstanding Borrower’s assignment (in the Security Instrument) of its rights and claims against all persons or entities supplying labor or materials in connection with the Replacement or Repairs, Lender will not pursue any such right or claim unless an Event of Default has occurred or as otherwise provided in Section 14.03(c).

(c) Delays and Workmanship.

If Lender determines that any work for any Replacement or Repair has not timely commenced, has not been timely performed in a workmanlike manner, or has not been timely completed in a workmanlike manner, Lender may, without notice to Borrower:

(1) withhold disbursements from the Replacement Reserve Account or Repairs Escrow Account for such unsatisfactory Replacement or Repair, as applicable;

(2) proceed under existing contracts or contract with third parties to make or complete such Replacement or Repair;

(3) apply the funds in the Replacement Reserve Account or Repairs Escrow Account toward the labor and materials necessary to make or complete such Replacement or Repair, as applicable; or

(4) exercise any and all other remedies available to Lender under this Loan Agreement or any other Loan Document, including any remedies otherwise available upon an Event of Default pursuant to the terms of Section 14.02.

To facilitate Lender’s completion or making of such Replacements or Repairs, Lender shall have the right to enter onto the Mortgaged Property and perform any and all work and labor necessary to make or complete the Replacements or Repairs and employ watchmen to protect the Mortgaged Property from damage. All funds so expended by Lender shall be deemed to have been advanced to Borrower, shall be part of the Indebtedness and shall be secured by the Security Instrument and this Loan Agreement.

(d) Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c).

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 68
Article 13	04-11	© 2011 Fannie Mae

(e) No Lender Obligation.

Nothing in this Loan Agreement shall:

(1) make Lender responsible for making or completing the Replacements or Repairs;

(2) require Lender to expend funds, whether from the Replacement Reserve Account, the Repairs Escrow Account or otherwise, to make or complete any Replacement or Repair;

(3) obligate Lender to proceed with the Replacements or Repairs; or

(4) obligate Lender to demand from Borrower additional sums to make or complete any Replacement or Repair.

(f) No Lender Warranty.

Lender’s approval of any plans for any Replacement or Repair, release of funds from the Replacement Reserve Account or Repairs Escrow Account, inspection of the Mortgaged Property by Lender or its agents, representatives or designees, or other acknowledgment of completion of any Replacement or Repair in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty to any person that the Replacement or Repair has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental agency, such responsibility being at all times exclusively that of Borrower.

ARTICLE 14 - DEFAULTS/REMEDIES

Section 14.01 Events of Default.

The occurrence of any one or more of the following in this Section 14.01 shall constitute an Event of Default under this Loan Agreement.

(a) Automatic Events of Default.

The following shall constitute automatic Events of Default:

(1) any failure by Borrower to pay or deposit when due any amount required by the Note, this Loan Agreement or any other Loan Document;

(2) any failure by Borrower to maintain the insurance coverage required by any Loan Document;

(3) any failure by Borrower to comply with the provisions of Section 4.02(d) relating to its single asset status;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 69
Article 13	04-11	© 2011 Fannie Mae

(4) any warranty, representation, certificate or statement of Borrower, Guarantor or Key Principal in this Loan Agreement or any of the other Loan Documents shall be false, inaccurate or misleading in any material respect when made;

(5) fraud, gross negligence, willful misconduct or material misrepresentation or material omission by Borrower, or any of its officers, directors, trustees, partners, members or managers, or any Guarantor, Key Principal or Principal or any of their employees, officers, directors, trustees, partners, members or managers in connection with:

(A) the application for, or creation of, the Indebtedness;

(B) any financial statement, rent roll or other report or information provided to Lender during the term of the Mortgage Loan;

(C) any request for Lender’s consent to any proposed action, including a request for disbursement of Reserve/Escrow Account Funds or Collateral Account Funds;

(6) the occurrence of any Transfer not permitted by the Loan Documents;

(7) the occurrence of a Bankruptcy Event;

(8) the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender’s reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Loan Agreement or the Security Instrument or Lender’s interest in the Mortgaged Property;

(9) any failure by Borrower, Key Principal or Guarantor to comply with the provisions of Section 5.02(b) and Section 5.02(c);

(10) if Borrower, Guarantor or Key Principal is a trust, the termination or revocation of such trust, except as set forth in Section 11.03(d);

(11) any failure by Borrower to complete any Repair related to fire, life or safety issues in accordance with the terms of this Loan Agreement within the Completion Period (or such other date set forth on the Required Repair Schedule or otherwise required by Lender in writing for such Repair);

(12) any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable;

(13) any failure by Borrower or any Property Operator to comply with the use and licensing requirements for a Seniors Housing Facility set forth in any Loan Document or as required by any applicable law;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 70
Article 14	04-11	© 2011 Fannie Mae

(14) a Transfer or change in the holder of the Licenses authorizing the Mortgaged Property to operate as a Seniors Housing Facility;

(15) a Transfer of Borrower’s or any Property Operator’s respective interest(s) in any Facility Operating Agreement;

(16) a Transfer or termination of any Facility Operating Agreement;

(17) any loss by Borrower or any Property Operator of any License or other legal authority necessary to operate the Mortgaged Property as a Seniors Housing Facility, or any failure by Borrower or any Property Operator to comply strictly with any consent order or decree or to correct, within the time deadlines set by any federal, state or local licensing agency, any deficiency where such failure results, or under applicable laws and regulations, is reasonably likely to result, in an action by such agency with respect to the Mortgaged Property that may have a material adverse effect on the income and operations of the Mortgaged Property or Borrower’s interest in the Mortgaged Property, including, without limitation, a termination, revocation or suspension of any applicable Licenses necessary for the operation of the Mortgaged Property as a Seniors Housing Facility;

(18) if Borrower or any Property Operator:

(A) ceases to operate the Mortgaged Property as a Seniors Housing Facility or takes any action or permits to exist any condition that causes the Mortgaged Property to no longer be classified as housing for older persons pursuant to the Fair Housing Amendments Act of 1988 and the Housing for Older Persons Act of 1995;

(B) ceases to provide such kitchens, separate bathrooms, and areas for eating, sitting and sleeping in each independent living or assisted living unit or at a minimum, central bathing and dining facilities for Alzheimer’s/dementia care, as are provided as of the Effective Date;

(C) ceases to provide other facilities and services normally associated with independent living or assisted living units including (i) central dining services providing up to three (3) meals per day, (ii) periodic housekeeping, (iii) laundry services, (iv) customary transportation services, and (v) social activities;

(D) provides or contracts for skilled nursing care for any of the units;

(E) leases or holds available for lease to commercial tenants non-residential space (i.e., space other than the units, dining areas, activity rooms, lobby, parlors, kitchen, mailroom, marketing/management offices) exceeding ten percent (10%) of the net rental area; or

(19) a default which continues beyond any applicable cure period under any Facility Operating Agreement; and

(20) a default under any SASA.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 71
Article 14	04-11	© 2011 Fannie Mae

(b) Events of Default Subject to a Specified Cure Period.

The following shall constitute an Event of Default subject to the cure period set forth in the Loan Documents:

(1) if Key Principal or Guarantor is a natural person, the death of such individual, unless requirements of Section 11.03(e) are met;

(2) the occurrence of a Guarantor Bankruptcy Event, unless requirements of Section 11.03(f) are met; and

(3) any failure by Borrower to perform any obligation under this Loan Agreement or any Loan Document that is subject to a specified notice and cure period, which failure continues beyond such specified notice and cure period as set forth herein or in the applicable Loan Document.

(c) Events of Default Subject to Extended Cure Period.

The following shall constitute an Event of Default subject to the cure period set forth below:

(1) Any failure by Borrower to perform any of its obligations under this Loan Agreement or any Loan Document (other than those specified in Section 14.01(a) or Section 14.01(b) above) as and when required, which failure continues for a period of thirty (30) days after notice of such failure by Lender to Borrower, provided, however, such period may be extended for up to an additional thirty (30) days if Borrower, in the discretion of Lender, is diligently pursuing a cure of such; provided, further, however, no such notice, grace period or extension shall apply if, in Lender’s discretion, immediate exercise by Lender of a right or remedy under this Loan Agreement or any Loan Document is required to avoid harm to Lender or impairment of the Mortgage Loan (including the Loan Documents), the Mortgaged Property or any other security given for the Mortgage Loan.

Section 14.02 Remedies.

(a) Acceleration; Foreclosure.

Upon the occurrence of an Event of Default, the entire unpaid principal balance of the Mortgage Loan, any Accrued Interest, interest accruing at the Default Rate, the Prepayment Premium (if applicable), and all other Indebtedness shall at once become due and payable, at the option of Lender, without any prior notice to Borrower, unless applicable law requires otherwise (and in such case, after any required notice has been given). Lender may exercise this option to accelerate regardless of any prior forbearance. In addition, Lender shall have all rights and remedies afforded to it hereunder and under the other Loan Documents, including, foreclosure on and/or the power of sale of the Mortgaged Property, as provided in the Security Instrument, and any rights and remedies available to it at law or in equity (subject to Borrower’s statutory rights of reinstatement, if any, prior to a Foreclosure Event). Any proceeds of a foreclosure or other sale under this Loan Agreement or any other Loan Document may be held and applied by Lender as additional collateral for the Indebtedness pursuant to this Loan Agreement. Notwithstanding the foregoing, the occurrence of any Bankruptcy Event shall automatically accelerate the Mortgage Loan and all obligations and Indebtedness shall be immediately due and payable without notice or further action by Lender.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 72
Article 14	04-11	© 2011 Fannie Mae

(b) Loss of Right to Receive Replacement Reserve Disbursements and Repairs Disbursements.

Upon the occurrence of an Event of Default under this Loan Agreement, Borrower shall immediately lose all of its rights to receive disbursements from the Reserve/Escrow Accounts and any Collateral Accounts. Upon any such Event of Default, Lender may use the Reserve/Escrow Account Funds and any Collateral Account Funds (or any portion thereof) for any purpose, including:

(1) repayment of the Indebtedness, including principal prepayments and the Prepayment Premium applicable to such full or partial prepayment, as applicable (however, such application of funds shall not cure or be deemed to cure any Event of Default);

(2) reimbursement of Lender for all losses and expenses (including reasonable legal fees) suffered or incurred by Lender as a result of such Event of Default;

(3) completion of the Replacement or Repair or for any other replacement or repair to the Mortgaged Property; and

(4) payment of any amount expended in exercising (and the exercise of) all rights and remedies available to Lender at law or in equity or under this Loan Agreement or under any of the other Loan Documents.

Nothing in this Loan Agreement shall obligate Lender to apply all or any portion of the Reserve/Escrow Account Funds or Collateral Account Funds on account of any Event of Default by Borrower or to repayment of the Indebtedness or in any specific order of priority.

(c) Remedies Cumulative.

Each right and remedy provided in this Loan Agreement is distinct from all other rights or remedies under this Loan Agreement or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently or successively, in any order. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 73
Article 14	04-11	© 2011 Fannie Mae

(d) Operations upon Event of Default; Lockbox Account.

(1) Upon the occurrence of an Event of Default and at the option of Lender, Borrower shall or shall cause each Property Operator to continue to provide all necessary services required under each Facility Operating Agreement or applicable licensing or regulatory requirements to operate and manage the Mortgaged Property and shall fully cooperate with Lender and any receiver as may be appointed by a court, in performing these services and agrees to arrange for an orderly transition to a replacement property operator or provider of the necessary services, and to execute promptly all applications, assignments, consents and documents requested by Lender to facilitate such transition. Lender may, upon an Event of Default, cause the removal of Borrower or any Property Operator (as applicable) from any Mortgaged Property operations. Until such time as Lender has located a replacement property operator, Borrower or the acting Property Operator shall continue to provide all required services to maintain the Mortgaged Property in full compliance with all licensing and regulatory requirements as a Seniors Housing Facility. Borrower acknowledges that its failure to perform or to cause the performance of this service shall constitute a form of waste of the Mortgaged Property, causing irreparable harm to Lender and the Mortgaged Property, and shall constitute sufficient cause for the appointment of a receiver.

(2) In addition to the remedies set forth herein and elsewhere in the Loan Documents, upon an Event of Default Lender shall be entitled to mandate the use of a lockbox bank account or other depositary account, to be maintained under the control and supervision of Lender, for all income of the Mortgaged Property, including Rents, service charges, insurance payments and Third Party Payments.

Section 14.03 Additional Lender Rights; Forbearance.

(a) No Effect Upon Obligations.

Lender may, but shall not be obligated to, agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any Guarantor, Key Principal or other third party obligor, to take any of the following actions:

(1) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part;

(2) the rate of interest on or period of amortization of the Mortgage Loan or the amount of the Monthly Debt Service Payments payable under the Loan Documents may be modified;

(3) the time for Borrower’s performance of or compliance with any covenant or agreement contained in any Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 74
Article 14	04-11	© 2011 Fannie Mae

(4) the maturity of the Indebtedness may be accelerated as provided in the Loan Documents;

(5) any or all payments due under the Loan Agreement or any other Loan Document may be reduced;

(6) any Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount of the Mortgage Loan;

(7) any amounts under this Loan Agreement or any other Loan Document may be released;

(8) any security for the Indebtedness may be modified, exchanged, released, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness;

(9) the payment of the Indebtedness or any security for the Indebtedness, or both, may be subordinated to the right to payment or the security, or both, of any other present or future creditor of Borrower;

(10) any payments made by Borrower to Lender may be applied to the Indebtedness in such priority as Lender may determine in its discretion; or

(11) any other terms of the Loan Documents may be modified.

(b) No Waiver of Rights or Remedies.

Any waiver of an Event of Default or forbearance by Lender in exercising any right or remedy under this Loan Agreement or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of any other Event of Default or preclude the exercise or failure to exercise of any other right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise or failure to exercise of any other right available to Lender. Lender’s receipt of any condemnation awards or insurance proceeds shall not operate to cure or waive any Event of Default.

(c) Appointment of Lender as Attorney-in-Fact.

Borrower hereby irrevocably makes, constitutes and appoints Lender (and any officer of Lender or any Person designated by Lender for that purpose) as Borrower’s true and lawful proxy and attorney-in-fact (and agent-in-fact) in Borrower’s name, place and stead, with full power of substitution, to:

(1) use any of the funds in the Replacement Reserve Account or Repairs Escrow Account for the purpose of making or completing the Replacements or Repairs;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 75
Article 14	04-11	© 2011 Fannie Mae

(2) make such additions, changes and corrections to the Replacements or Repairs as shall be necessary or desirable to complete the Replacements or Repairs;

(3) employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes;

(4) pay, settle or compromise all bills and claims for materials and work performed in connection with the Replacements or Repairs, or as may be necessary or desirable for the completion of the Replacements or Repairs, or for clearance of title;

(5) adjust and compromise any claims under any and all policies of insurance required pursuant to this Loan Agreement and any other Loan Document;

(6) appear in and prosecute any action arising from any insurance policies;

(7) collect and receive the proceeds of insurance, and to deduct from such proceeds Lender’s expenses incurred in the collection of such proceeds;

(8) commence, appear in and prosecute, in Lender’s or Borrower’s name, any action or proceeding relating to any condemnation;

(9) settle or compromise any claim in connection with any condemnation;

(10) execute all applications and certificates in the name of Borrower which may be required by any of the contract documents;

(11) prosecute and defend all actions or proceedings in connection with the Mortgaged Property or the rehabilitation and repair of the Mortgaged Property;

(12) take such actions as are permitted in this Loan Agreement and any other Loan Documents;

(13) execute such financing statements and other documents and to do such other acts as Lender may require to perfect and preserve Lender’s security interest in, and to enforce such interests in, the collateral; and

(14) carry out any remedy provided for in this Loan Agreement and any other Loan Documents, including endorsing Borrower’s name to checks, drafts, instruments and other items of payment and proceeds of the collateral, executing change of address forms with the postmaster of the United States Post Office serving the address of Borrower, changing the address of Borrower to that of Lender, opening all envelopes addressed to Borrower and applying any payments contained therein to the Indebtedness.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 76
Article 14	04-11	© 2011 Fannie Mae

Borrower hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable and shall not be affected by the disability or incompetence of Borrower. Borrower specifically acknowledges and agrees that this power of attorney granted to Lender may be assigned by Lender to Lender’s successors or assigns as holder of the Note (and the Mortgage Loan). However, the foregoing shall not require Lender to incur any expense or take any action. Borrower hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of any provision of this Loan Agreement and any other Loan Documents.

Section 14.04 Waiver of Marshaling.

Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Loan Agreement, any other Loan Document or applicable law. Lender shall have the right to determine the order in which all or any part of the Indebtedness is satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Loan Agreement waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Loan Agreement or any other Loan Documents.

ARTICLE 15 - MISCELLANEOUS

Section 15.01 Governing Law; Consent to Jurisdiction and Venue.

(a) Governing Law.

This Loan Agreement and any other Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the Property Jurisdiction without regard to the application of choice of law principles.

(b) Venue.

Any controversy arising under or in relation to this Loan Agreement or any other Loan Document shall be litigated exclusively in the Property Jurisdiction without regard to conflicts of laws principles. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Loan Agreement or any other Loan Document. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 77
Article 14	04-11	© 2011 Fannie Mae

Section 15.02 Notice.

(a) Process of Serving Notice.

Except as otherwise set forth herein or in any other Loan Document, all Notices under this Loan Agreement and any other Loan Document shall be:

(1) in writing and shall be:

(A) delivered, in person;

(B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested;

(C) sent by overnight courier; or

(D) sent by electronic mail with originals to follow by overnight courier;

(2) addressed to the intended recipient at Borrower’s Notice Address and Lender’s Notice Address, as applicable; and

(3) deemed given on the earlier to occur of:

(A) the date when the Notice is received by the addressee; or

(B) if the recipient refuses or rejects delivery, the date on which the Notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

(b) Change of Address.

Any party to this Loan Agreement may change the address to which Notices intended for it are to be directed by means of Notice given to the other parties identified on the Summary of Loan Terms in accordance with this Section 15.02.

(c) Default Method of Notice.

Any required Notice under this Loan Agreement or any other Loan Document which does not specify how Notices are to be given shall be given in accordance with this Section 15.02.

(d) Receipt of Notices.

Neither Borrower nor Lender shall refuse or reject delivery of any Notice given in accordance with this Loan Agreement. Each party is required to acknowledge, in writing, the receipt of any Notice upon request by the other party.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 78
Article 15	04-11	© 2011 Fannie Mae

Section 15.03 Successors and Assigns Bound; Sale of Mortgage Loan.

(a) Binding Agreement.

This Loan Agreement shall bind, and the rights granted by this Loan Agreement shall inure to, the successors and assigns of Lender and the permitted successors and assigns of Borrower. However, a Transfer not permitted by this Loan Agreement shall be an Event of Default and shall be void ab initio.

(b) Sale of Mortgage Loan; Change of Servicer.

Nothing in this Loan Agreement shall limit Lender’s (including its successors and assigns) right to sell or transfer the Mortgage Loan or any interest in the Mortgage Loan. The Mortgage Loan or a partial interest in the Mortgage Loan (together with this Loan Agreement and the other Loan Documents) may be sold one (1) or more times without prior notice to Borrower. A sale may result in a change of the Loan Servicer.

Section 15.04 Counterparts.

This Loan Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had signed the same document and all such counterparts shall be construed together and shall constitute one (1) instrument.

Section 15.05 Joint and Several (or Solidary) Liability.

If more than one Person signs this Loan Agreement as Borrower, the obligations of such Persons shall be joint and several (solidary instead for purposes of Louisiana law).

Section 15.06 Relationship of Parties; No Third Party Beneficiary.

(a) Solely Creditor and Debtor.

The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Loan Agreement shall create any other relationship between Lender and Borrower. Nothing contained in this Loan Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

(b) No Third Party Beneficiaries.

No creditor of any party to this Loan Agreement and no other person shall be a third party beneficiary of this Loan Agreement or any other Loan Document or any account created or contemplated under this Loan Agreement or any other Loan Document. Nothing contained in this Loan Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party nor shall any third party have a right to enforce against Lender any right that Borrower may have under this Loan Agreement. Without limiting the foregoing:

(1) any Servicing Arrangement between Lender and any Loan Servicer shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness;

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 79
Article 15	04-11	© 2011 Fannie Mae

(2) Borrower shall not be a third party beneficiary of any Servicing Arrangement; and

(3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

Section 15.07 Severability; Entire Agreement; Amendments.

The invalidity or unenforceability of any provision of this Loan Agreement or any other Loan Document shall not affect the validity or enforceability of any other provision of this Loan Agreement or of any other Loan Document, all of which shall remain in full force and effect, including the Guaranty. This Loan Agreement contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Loan Agreement. This Loan Agreement may not be amended or modified except by written agreement signed by the parties hereto.

Section 15.08 Construction.

(a) The captions and headings of the sections of this Loan Agreement and the Loan Documents are for convenience only and shall be disregarded in construing this Loan Agreement and the Loan Documents.

(b) Any reference in this Loan Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Loan Agreement or to a Section or Article of this Loan Agreement.

(c) Any reference in this Loan Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(d) Use of the singular in this Loan Agreement includes the plural and use of the plural includes the singular.

(e) As used in this Loan Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only and not a limitation.

(f) Whenever Borrower’s knowledge is implicated in this Loan Agreement or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Loan Agreement, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 80
Article 15	04-11	© 2011 Fannie Mae

(g) Unless otherwise provided in this Loan Agreement, if Lender’s approval is required for any matter hereunder, such approval may be granted or withheld in Lender’s sole and absolute discretion.

(h) Unless otherwise provided in this Loan Agreement, if Lender’s designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

(i) All references in this Loan Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(j) “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

(k) Any act or action required to be performed by Borrower with respect to the management or operation of the Mortgaged Property, including any licensing or insurance requirements, under this Loan Agreement shall be interpreted as requiring Borrower either to perform such act or action directly or to cause a Property Operator or other appropriate agent to perform such act or action. Any act or action that Borrower is prohibited from performing with respect to the management or operation of the Mortgaged Property, including any licensing or insurance requirements, under this Loan Agreement shall be interpreted as prohibiting Borrower from performing such act or action and prohibiting Property Operator or other appropriate agent from performing such act or action.

(l) Any references in this Loan Agreement to a Senior Housing Facility shall refer to the Mortgaged Property identified on the Summary of Loan Terms including its property type and licensing designation.

Section 15.09 Mortgage Loan Servicing.

All actions regarding the servicing of the Mortgage Loan, including the collection of payments, the giving and receipt of notice, inspections of the Mortgaged Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives notice to the contrary. If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern. The Loan Servicer may change from time to time (whether related or unrelated to a sale of the Mortgage Loan). If there is a change of the Loan Servicer, Borrower will be given notice of the change.

Section 15.10 Disclosure of Information.

Lender may furnish information regarding Borrower, Key Principal or Guarantor or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Mortgage Loan, including trustees, master servicers, special servicers, rating agencies and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including any right of privacy.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 81
Article 15	04-11	© 2011 Fannie Mae

Section 15.11 Waiver; Conflict.

No specific waiver of any of the terms of this Loan Agreement shall be considered as a general waiver. If any provision of this Loan Agreement is in conflict with any provision of any other Loan Document, the provision contained in this Loan Agreement shall control.

Section 15.12 Determinations by Lender.

In any instance in this Loan Agreement where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Loan Agreement, except as otherwise provided herein, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its discretion.

Section 15.13 Subrogation.

If, and to the extent that, the proceeds of the Mortgage Loan are used to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property, such Mortgage Loan proceeds shall be deemed to have been advanced by Lender at Borrower’s request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by such prior lien, whether or not such prior lien is released.

Section 15.14 Counting of Days.

Except where otherwise specifically provided, any reference in this Loan Agreement to a period of “days” means calendar days, not Business Days. If the date on which Borrower is required to perform an obligation under this Loan Agreement is not a Business Day, Borrower shall be required to perform such obligation by the Business Day immediately preceding such date; provided, however, in respect of any Payment Date, or if the Maturity Date is other than a Business Day, Borrower shall be obligated to make such payment by the Business Day immediately following such date.

Section 15.15 Revival and Reinstatement of Indebtedness.

If the payment of all or any part of the Indebtedness by Borrower, Key Principal or any Guarantor or the transfer to Lender of any collateral or other property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Insolvency Laws relating to a Voidable Transfer, and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its counsel, then the amount of such Voidable Transfer or the amount of such Voidable Transfer that Lender is required or elects to repay or restore, including all reasonable costs, expenses and attorneys’ fees incurred by Lender in connection therewith, and the Indebtedness shall automatically shall be revived, reinstated and restored by such amount and shall exist as though such Voidable Transfer had never been made.

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 82
Article 15	04-11	© 2011 Fannie Mae

Section 15.16 Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Loan Agreement and the other Loan Documents, time is of the essence.

Section 15.17 Final Agreement.

THIS LOAN AGREEMENT ALONG WITH ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. All prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Loan Agreement and the other Loan Documents. This Loan Agreement, the other Loan Documents and any of their provisions may not be waived, modified, amended, discharged or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in that agreement.

Section 15.18 WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER, THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

[Remainder of Page Intentionally Blank]

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 83
Article 15	04-11	© 2011 Fannie Mae

IN WITNESS WHEREOF, Borrower and Lender have signed and delivered this Loan Agreement under seal (where applicable) or have caused this Loan Agreement to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where applicable law so provides, Borrower and Lender intend that this Loan Agreement shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

CHT GRAND ISLAND NE SENIOR LIVING, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube
Name:	Joshua J. Taube
Title:	Vice President

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page S-1
Signature Page	04-11	© 2011 Fannie Mae

LENDER:

KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation

By:	/s/ Crystal L. Williams
Name:	Crystal L. Williams
Title:	Vice President

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page S-2
Signature Page	04-11	© 2011 Fannie Mae

SCHEDULE 1

TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

Definitions Schedule

(Interest Rate Type - Fixed Rate)

(Seniors Housing)

Capitalized terms used in the Loan Agreement have the meanings given to such terms in this Definitions Schedule.

“Accounts” has the meaning set forth in the Security Instrument.

“Accrued Interest” means unpaid interest, if any, on the Mortgage Loan that has not been added to the unpaid principal balance of the Mortgage Loan pursuant to Section 2.02(b) (Capitalization of Accrued But Unpaid Interest) of the Loan Agreement.

“Additional Lender Repairs” means repairs of the type listed on the Required Repair Schedule but not otherwise identified thereon that are determined advisable by Lender to keep the Mortgaged Property in good order and repair and in good marketable condition or to prevent deterioration of the Mortgaged Property.

“Additional Lender Replacements” means replacements of the type listed on the Required Replacement Schedule but not otherwise identified thereon that are determined advisable by Lender to keep the Mortgaged Property in good order and repair and in good marketable condition or to prevent deterioration of the Mortgaged Property.

“Affiliated Property Operator” means any Property Operator that is a Borrower Affiliate.

“Amortization Period” has the meaning set forth in the Summary of Loan Terms.

“Amortization Type” has the meaning set forth in the Summary of Loan Terms.

“Bank Secrecy Act” means the Bank Secrecy Act of 1970, as amended (e.g., 31 U.S.C. Sections 5311-5330).

“Bankruptcy Event” means any one or more of the following:

(a) the commencement, filing or continuation of a voluntary case or proceeding under one or more of the Insolvency Laws by Borrower;

(b) the acknowledgment in writing by Borrower (other than to Lender in connection with a workout) that it is unable to pay its debts generally as they mature;

(c) the making of a general assignment for the benefit of creditors by Borrower;

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 1
Fannie Mae	07-11	© 2011 Fannie Mae

(d) the commencement, filing or continuation of an involuntary case or proceeding under one or more Insolvency Laws against Borrower; or

(e) the appointment of a receiver, liquidator, custodian, sequestrator, trustee or other similar officer who exercises control over Borrower or any substantial part of the assets of Borrower;

provided, however, that any proceeding or case under (d) or (e) above shall not be a Bankruptcy Event until the ninetieth (90th) day after filing (if not earlier dismissed) so long as such proceeding or case occurred without the consent, encouragement or active participation of Borrower, Guarantor, Key Principal, Principal or any Borrower Affiliate (in which event such case or proceeding shall be a Bankruptcy Event immediately).

“Borrower” means, individually (and jointly and severally (solidarily instead for purposes of Louisiana law) if more than one), the entity (or entities) identified as “Borrower” in the first paragraph of the Loan Agreement.

“Borrower Affiliate” means, as to Borrower, Guarantor or Key Principal or Affiliated Property Operator:

(a) any entity that directly or indirectly owns, controls or holds with power to vote, twenty percent (20%) or more of the outstanding voting securities of Borrower, Guarantor or Key Principal or Affiliated Property Operator;

(b) any entity in which Borrower, Guarantor or Key Principal or Affiliated Property Operator directly or indirectly owns, controls or holds with the power to vote, twenty percent (20%) or more of the outstanding voting securities of such entity;

(c) any entity controlled by or under common control with, or which controls Borrower, Guarantor or Key Principal or Affiliated Property Operator (the term “control” for these purposes means the ability, whether by the ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to make management decisions on behalf of, or independently to select the managing partner of, a partnership, or otherwise to have the power independently to remove and then select a majority of those individuals exercising managerial authority over an entity, and control shall be conclusively presumed in the case of the ownership of fifty percent (50%) or more of the equity interests);

(d) any partner, manager, member or shareholder of Borrower, Guarantor or Key Principal or Affiliated Property Operator; or

(e) any other individual that is related (to the third degree of consanguinity) by blood or marriage to Borrower, Guarantor or Key Principal or Affiliated Property Operator.

“Borrower Requested Repairs” means repairs not listed on the Required Repair Schedule requested by Borrower to be reimbursed from the Repairs Escrow Account.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 2
Fannie Mae	07-11	© 2011 Fannie Mae

“Borrower Requested Replacements” means replacements not listed on the Required Replacement Schedule requested by Borrower to be reimbursed from the Replacement Reserve Account.

“Borrower’s General Business Address” has the meaning set forth in the Summary of Loan Terms.

“Borrower’s Notice Address” has the meaning set forth in the Summary of Loan Terms.

“Business Day” means any day other than Saturday, Sunday or any other day on which Lender is not open for business.

“Collateral Account Funds” means, collectively, the funds on deposit in any or all of the Collateral Accounts, including the Reserve/Escrow Account Funds.

“Collateral Accounts” means any account designated as such by Lender pursuant to a Collateral Agreement or as established pursuant to this Loan Agreement, including the Reserve/Escrow Account.

“Collateral Agreement” means any separate agreement between Borrower and Lender for the establishment of any other fund, reserve or account.

“Completion Period” has the meaning set forth in the Summary of Loan Terms.

“Condemnation Action” has the meaning set forth in the Security Instrument.

“Contract(s)” means any contract or other agreement for the provision of goods or services at or otherwise in connection with the operation, use or maintenance of the Mortgaged Property, excluding the Management Agreement, if any, and including cash deposited to secure performance by parties of their obligations.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 3
Fannie Mae	07-11	© 2011 Fannie Mae

“Controlling Interest” means:

(a) with respect to any entity, the following:

(1) if such entity is a general partnership or a joint venture, fifty-one percent (51%) of all general partnership or joint venture interests in such entity;

(2) if such entity is a limited partnership:

(A) any general partnership interest; or

(B) fifty-one percent (51%) of all limited partnership interests in such entity;

(3) if such entity is a limited liability company or a limited liability partnership:

(A) fifty-one percent (51%) of all membership or other ownership interests in such entity;

(B) the amount of membership or ownership interests sufficient to have the power to appoint or change any manager; or

(C) the interest of any manager;

(4) if such entity is a corporation (other than a Publicly-Held Corporation) with only one class of voting stock, fifty-one percent (51%) of voting stock in such corporation;

(5) if such entity is a corporation (other than a Publicly-Held Corporation) with more than one class of voting stock, the amount of shares of voting stock sufficient to have the power to elect the majority of directors of such corporation;

(6) if such entity is a trust (other than a land trust or a Publicly-Held Trust), the trustee of such trust or the ability to remove, appoint or substitute the trustee of such trust (unless the trustee of such trust after such removal, appointment or substitution is a trustee identified in the trust agreement approved by Lender); or

(b) the power or right in any agreement (including provisions contained in the organizational and/or governing documents of Borrower, Guarantor or Key Principal) to control or otherwise limit or modify, directly or indirectly, the management and operations of Borrower, Guarantor or Key Principal, including the power to:

(1) cause a change in or replacement of the Person that controls the management and operations of Borrower, Guarantor or Key Principal; or

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 4
Fannie Mae	07-11	© 2011 Fannie Mae

(2) limit or otherwise modify the extent of such Person’s control over the management and operations of Borrower, Guarantor or Key Principal.

“Credit Score” means a numerical value or a categorization derived from a statistical tool or modeling system used to measure credit risk and predict the likelihood of certain credit behaviors, including default.

“Debt Service Amounts” means the Monthly Debt Service Payments and all other amounts payable under the Loan Agreement, the Note, the Security Instrument or any other Loan Document.

“Default Rate” means an interest rate equal to the lesser of:

(a) the sum of the Interest Rate plus four (4) percentage points; or

(b) the maximum interest rate which may be collected from Borrower under applicable law.

“Definitions Schedule” means this Schedule 1 (Definitions Schedule) to the Loan Agreement.

“Depositary Agreement” means, if any, that certain Depositary Agreement among Borrower, Lender, an applicable Property Operator and a depositary bank executed in connection with the Mortgage Loan.

“Effective Date” has the meaning set forth in the Summary of Loan Terms.

“Employee Benefit Plan” has the meaning as defined in Section 3(3) of ERISA.

“Enforcement Costs” has the meaning set forth in the Security Instrument.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the Effective Date made by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 5
Fannie Mae	07-11	© 2011 Fannie Mae

“Event of Default” means the occurrence of any event listed in Section 14.01 (Events of Default) of the Loan Agreement.

“Exceptions to Representations and Warranties” means the exceptions to Borrower’s representations and warranties set forth on Schedule 7 (Exceptions to Representations and Warranties Schedule) to the Loan Agreement.

“Facility Operating Agreement” means, individually and collectively, any of an Operating Lease, Sublease, Management Agreement or any other agreement setting forth the responsibilities for the operation, management, maintenance or administration of the Mortgaged Property as a Seniors Housing Facility.

“First Payment Date” has the meaning set forth in the Summary of Loan Terms.

“First Principal and Interest Payment Date” has the meaning set forth in the Summary of Loan Terms, if applicable.

“Fixed Rate” has the meaning set forth in the Summary of Loan Terms.

“Fixtures” has the meaning set forth in the Security Instrument.

“Foreclosure Event” means:

(a) foreclosure under the Security Instrument;

(b) any other exercise by Lender of rights and remedies (whether under the Security Instrument or under applicable law, including Insolvency Laws) as holder of the Mortgage Loan and/or the Security Instrument, as a result of which Lender (or its designee or nominee) or a third party purchaser becomes owner of the Mortgaged Property;

(c) delivery by Borrower to Lender (or its designee or nominee) of a deed or other conveyance of Borrower’s interest in the Mortgaged Property in lieu of any of the foregoing; or

(d) in Louisiana, any dation en paiement.

“Governmental Authority” means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over Borrower or the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

“Guarantor” means any guarantor of the Indebtedness or any other obligation of Borrower under any Loan Document.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 6
Fannie Mae	07-11	© 2011 Fannie Mae

“Guarantor Bankruptcy Event” means any one or more of the following:

(a) the commencement, filing or continuation of a voluntary case or proceeding under one or more of the Insolvency Laws by Guarantor;

(b) the acknowledgment in writing by Guarantor (other than to Lender in connection with a workout) that it is unable to pay its debts generally as they mature;

(c) the making of a general assignment for the benefit of creditors by Guarantor;

(d) the commencement, filing or continuation of an involuntary case or proceeding under one or more Insolvency Laws against Guarantor; or

(e) the appointment of a receiver, liquidator, custodian, sequestrator, trustee or other similar officer who exercises control over Guarantor or any substantial part of the assets of Guarantor, as applicable;

provided, however, that any proceeding or case under (d) or (e) above shall not be a Guarantor Bankruptcy Event until the ninetieth (90th) day after filing (if not earlier dismissed) so long as such proceeding or case occurred without the consent, encouragement or active participation of Borrower, Guarantor, Key Principal, Principal, or any Borrower Affiliate (in which event such case or proceeding shall be a Guarantor Bankruptcy Event immediately).

“Guarantor’s General Business Address” has the meaning set forth in the Summary of Loan Terms.

“Guarantor’s Notice Address” has the meaning set forth in the Summary of Loan Terms.

“Guaranty” means, individually and collectively, any Payment Guaranty, Non-Recourse Guaranty or other guaranty executed by Guarantor in connection with the Mortgage Loan.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended, and all regulations and other guidance promulgated thereunder by the U.S. Department of Health and Human Services.

“HIPAA Covered Entity” means any entity that is deemed to be a “covered entity” under HIPAA, as identified on the Summary of Loan Terms.

“Immediate Family Members” means a child, grandchild, spouse, sibling, or parent, each of whom must have obtained a legal age of majority.

“Imposition Deposits” has the meaning set forth in the Security Instrument.

“Impositions” has the meaning set forth in the Security Instrument.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 7
Fannie Mae	07-11	© 2011 Fannie Mae

“Improvements” has the meaning set forth in the Security Instrument.

“Indebtedness” has the meaning set forth in the Security Instrument.

“Initial Replacement Reserve Deposit” has the meaning set forth in the Summary of Loan Terms.

“Insolvency Laws” means the United States Bankruptcy Code, 11 U.S.C. Section 101, et seq., together with any other federal or state law affecting debtor and creditor rights or relating to the bankruptcy, insolvency, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar laws, proceedings, or equitable principles affecting the enforcement of creditors’ rights, as amended from time to time.

“Insolvent” means:

(a) that the sum total of all of a specified Person’s liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of such Person’s non-exempt assets, i.e., all of the assets of such Person that are available to satisfy claims of creditors; or

(b) such Person’s inability to pay its debts as they become due.

“Intended Prepayment Date” means the date upon which Borrower intends to make a prepayment on the Mortgage Loan, as set forth in the Prepayment Notice.

“Interest Accrual Method” has the meaning set forth in the Summary of Loan Terms.

“Interest Only Term” has the meaning set forth in the Summary of Loan Terms.

“Interest Rate” means the Fixed Rate.

“Interest Rate Type” has the meaning set forth in the Summary of Loan Terms.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Investor” means any Person to whom Lender intends to sell, transfer, deliver or assign the Mortgage Loan in the secondary mortgage market.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 8
Fannie Mae	07-11	© 2011 Fannie Mae

“Key Principal” means, collectively:

(a) the natural person(s) or entity that controls and manages Borrower that Lender determines is critical to the successful operation and management of Borrower and the Mortgaged Property, as identified as such in the Summary of Loan Terms; or

(b) any natural person or entity who becomes a Key Principal after the date of the Loan Agreement and is identified as such in an assumption agreement, or another amendment or supplement to the Loan Agreement.

“Key Principal’s General Business Address” has the meaning set forth in the Summary of Loan Terms.

“Key Principal’s Notice Address” has the meaning set forth in the Summary of Loan Terms.

“Land” means the land described in Exhibit A to the Security Instrument.

“Last Interest Only Payment Date” has the meaning set forth in the Summary of Loan Terms, if applicable.

“Late Charge” means an amount equal to the delinquent amount then due under the Loan Documents multiplied by five percent (5%).

“Leases” has the meaning set forth in the Security Instrument.

“Lender” means the entity identified as “Lender” in the first paragraph of the Loan Agreement and its transferees, successors and assigns, or any subsequent holder of the Note.

“Lender’s General Business Address” has the meaning set forth in the Summary of Loan Terms.

“Lender’s Notice Address” has the meaning set forth in the Summary of Loan Terms.

“Lender’s Payment Address” has the meaning set forth in the Summary of Loan Terms.

“License(s)” means any operating licenses, certificates of occupancy, health department licenses, food service licenses, certificates of need, business licenses, permits, registrations, certificates, authorizations, approvals, and similar documents required by applicable laws and regulations for the operation of the Mortgaged Property as a Seniors Housing Facility, including renewals, replacements and additions to any of the foregoing.

“Lien” has the meaning set forth in the Security Instrument.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 9
Fannie Mae	07-11	© 2011 Fannie Mae

“Loan Agreement” means the Multifamily Loan and Security Agreement dated as of the Effective Date executed by and between Borrower and Lender to which this Definitions Schedule is attached, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Loan Amount” has the meaning set forth in the Summary of Loan Terms.

“Loan Application” means the application for the Mortgage Loan submitted by Borrower to Lender.

“Loan Documents” means the Note, the Loan Agreement, the Security Instrument, the Environmental Indemnity Agreement, the Guaranty, the SASA, all guaranties, all indemnity agreements, all Collateral Agreements, all O&M Programs, and any other documents now or in the future executed by Borrower, Guarantor, Key Principal, any guarantor or any other person in connection with the Mortgage Loan, as such documents may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Loan Servicer” means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, the Loan Agreement, the Security Instrument and any other Loan Document, and otherwise to service the Mortgage Loan for the benefit of Lender. Unless Borrower receives notice to the contrary, the Loan Servicer shall be the Lender originally named on the Summary of Loan Terms.

“Loan Term” has the meaning set forth in the Summary of Loan Terms.

“Loan Year” has the meaning set forth in the Summary of Loan Terms.

“Management Agreement” means, if applicable, any agreement for management services as amended, restated, replaced, supplemented, or otherwise modified from time to time, preapproved in writing by Lender, under which daily management or operation with respect to the Mortgaged Property as a Seniors Housing Facility has been granted to any individual or entity other than Borrower.

“Manager” means the Person responsible for the operation or management of the Mortgaged Property pursuant to a Management Agreement, if any.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 10
Fannie Mae	07-11	© 2011 Fannie Mae

“Material Commercial Lease” means any non-Residential Lease other than:

(a) a non-Residential Lease that comprises less than five percent (5%) of total gross income of the Mortgaged Property on an annualized basis, so long as the lease is not a cell tower lease or a solar (power) lease;

(b) a cable television lease, so long as the lessee is not a Borrower Affiliate, Key Principal or Guarantor;

(c) storage units leased pursuant to any Residential Lease; or

(d) a laundry lease, so long as:

(1) the lessee is not a Borrower Affiliate, Key Principal or Guarantor;

(2) the rent payable is not below-market (as determined by Lender); and

(3) such laundry lease is terminable for cause by lessor.

For purposes of the Loan Documents, any Seniors Housing Facility Lease on the Mortgaged Property shall not be deemed either a “Material Commercial Lease” or a “non-Material Commercial Lease.”

“Maturity Date” has the meaning set forth in the Summary of Loan Terms.

“Maximum Inspection Fee” has the meaning set forth in the Summary of Loan Terms.

“Maximum Repair Cost” shall be the amount(s) set forth in the Required Repair Schedule, if any.

“Maximum Repair Disbursement Interval” has the meaning set forth in the Summary of Loan Terms.

“Maximum Replacement Reserve Disbursement Interval” has the meaning set forth in the Summary of Loan Terms.

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. Secs. 1396 et seq.) and any statutes succeeding thereto.

“Medicaid Participant” means a Person that has entered into a contract to be a participating provider in the Medicaid Program, as identified on the Summary of Loan Terms.

“Medicaid Program” means the Medicaid assisted living waiver program administered by the Property Jurisdiction.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 11
Fannie Mae	07-11	© 2011 Fannie Mae

“Minimum Repairs Disbursement Amount” has the meaning set forth in the Summary of Loan Terms.

“Minimum Replacement Reserve Disbursement Amount” has the meaning set forth in the Summary of Loan Terms.

“Monthly Debt Service Payment” has the meaning set forth in the Summary of Loan Terms.

“Monthly Replacement Reserve Deposit” has the meaning set forth in the Summary of Loan Terms.

“Mortgage Loan” means the mortgage loan made by Lender to Borrower in the principal amount of the Note made pursuant to the Loan Agreement, evidenced by the Note and secured by the Loan Documents that are expressly stated to be security for the Mortgage Loan.

“Mortgaged Property” has the meaning set forth in the Security Instrument.

“Multifamily Project” has the meaning set forth in the Summary of Loan Terms.

“Multifamily Project Address” has the meaning set forth in the Summary of Loan Terms.

“Non-Recourse Guaranty” means, if applicable, that certain Guaranty of Non-Recourse Obligations of even date herewith executed by Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Note” means that certain Multifamily Note of even date herewith in the original principal amount of the stated Loan Amount made by Borrower in favor of Lender, and all schedules, riders, allonges and addenda attached thereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Notice” means any notices, requests, demands or other communications.

“O&M Program” has the meaning set forth in the Environmental Indemnity Agreement.

“OFAC” means the United States Treasury Department, Office of Foreign Assets Control, and any successor thereto.

“Operating Lease” means, if applicable, any operating lease, master lease, or similar document as amended, restated, replaced, supplemented, or otherwise modified from time to time, preapproved in writing by Lender, under which control of the occupancy, use, operation, management, maintenance or administration of the Mortgaged Property as a Seniors Housing Facility has been granted by Borrower as lessor to any Person (other than Borrower) as lessee.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 12
Fannie Mae	07-11	© 2011 Fannie Mae

“Operator” means the Person responsible for the occupancy, use, operation, management, maintenance and administration of the Mortgaged Property pursuant to an Operating Lease, if any.

“Payment Date” means the First Payment Date and the first day of each month thereafter until the Mortgage Loan is fully paid.

“Payment Guaranty” means, if applicable, that certain Guaranty (Payment) of even date herewith executed by Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Permitted Encumbrance” has the meaning set forth in the Security Instrument.

“Permitted Prepayment Date” means the last Business Day of a calendar month.

“Person” means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

“Personalty” has the meaning set forth in the Security Instrument.

“Prepayment Lockout Period” has the meaning set forth in the Summary of Loan Terms.

“Prepayment Notice” means the written notice that Borrower is required to provide to Lender in accordance with Section 2.03 (Lockout/Prepayment) of the Loan Agreement in order to make a prepayment on the Mortgage Loan, which shall include, at a minimum, the Intended Prepayment Date.

“Prepayment Premium” means the amount payable by Borrower in connection with a prepayment of the Mortgage Loan, as provided in Section 2.03 (Lockout/Prepayment) of the Loan Agreement and calculated in accordance with the Prepayment Premium Schedule.

“Prepayment Premium Period End Date” or “Yield Maintenance Period End Date” has the meaning set forth in the Summary of Loan Terms.

“Prepayment Premium Period Term” or “Yield Maintenance Period Term” has the meaning set forth in the Summary of Loan Terms.

“Prepayment Premium Schedule” means that certain Schedule 4 (Prepayment Premium) to the Loan Agreement.

“Principal” means any Person owning at least a twenty-five percent (25%) interest (direct or indirect) in Borrower, Guarantor or Key Principal.

“Privacy Laws” mean any federal, state and local laws and regulations applicable to resident and tenant privacy, including but not limited to HIPAA.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 13
Fannie Mae	07-11	© 2011 Fannie Mae

“Prohibited Person” means:

(a) any Person with whom Lender or Fannie Mae is prohibited from doing business pursuant to any law, rule, regulation, judicial proceeding or administrative directive; or

(b) any Person identified on the United States Department of Housing and Urban Development’s “Limited Denial of Participation, HUD Funding Disqualifications and Voluntary Abstentions List,” or on the General Services Administration’s “Excluded Parties List System,” each of which may be amended from time to time, and any successor or replacement thereof; or

(c) any Person that is determined by Fannie Mae to pose an unacceptable credit risk due to the aggregate amount of debt of such Person owned or held by Fannie Mae; or

(d) any Person that has caused any unsatisfactory experience of a material nature with Fannie Mae or Lender, such as a default, fraud, intentional misrepresentation, litigation, arbitration or other similar act.

“Property Jurisdiction” has the meaning set forth in the Security Instrument.

“Property Operator” means individually and collectively, (a) any Operator (b) any Sublessee, and (c) any Manager.

“Property Operator Bankruptcy Event” means any one or more of the following:

(a) the commencement, filing or continuation of a voluntary case or proceeding under one or more of the Insolvency Laws by any Property Operator;

(b) the acknowledgment in writing by any Property Operator that it is unable to pay its debts generally as they mature;

(c) the making of a general assignment for the benefit of creditors by any Property Operator;

(d) the commencement, filing or continuation of an involuntary case or proceeding under one or more Insolvency Laws against any Property Operator; or

(e) the appointment of a receiver, liquidator, custodian, sequestrator, trustee or other similar officer who exercises control over any Property Operator or any substantial part of the assets of any Property Operator;

provided, however, that any proceeding or case under (d) or (e) above shall not be a Property Operator Bankruptcy Event until the ninetieth (90th) day after filing (if not earlier dismissed) so long as such proceeding or case occurred without the consent, encouragement or active participation of any Property Operator (in which event such case or proceeding shall be a Property Operator Bankruptcy Event immediately).

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 14
Fannie Mae	07-11	© 2011 Fannie Mae

“Property Square Footage” has the meaning set forth in the Summary of Loan Terms.

“Publicly-Held Corporation” means a corporation, the outstanding voting stock of which is registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

“Publicly-Held Trust” means a real estate investment trust the outstanding voting shares or beneficial interests of which are registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

“Remedial Work” means, in connection with the Mortgaged Property, any investigation, site monitoring, containment, clean-up, restoration or other remedial work necessary to comply with any Environmental Law or order of any Governmental Authority.

“Rents” has the meaning set forth in the Security Instrument.

“Repair Threshold” has the meaning set forth in the Summary of Loan Terms.

“Repairs” means, individually and collectively, the Required Repairs, Borrower Requested Repairs, and Additional Lender Repairs.

“Repairs Escrow Account” means the account established by Lender into which the Repairs Escrow Deposit is deposited to fund the Repairs.

“Repairs Escrow Account Administrative Fee” has the meaning set forth in the Summary of Loan Terms.

“Repairs Escrow Deposit” has the meaning set forth in the Summary of Loan Terms.

“Replacement Reserve Account” means the account established by Lender into which the Replacement Reserve Deposits are deposited to fund the Replacements.

“Replacement Reserve Account Administration Fee” has the meaning set forth in the Summary of Loan Terms.

“Replacement Reserve Account Interest Disbursement Frequency” has the meaning set forth in the Summary of Loan Terms.

“Replacement Reserve Deposits” means the Initial Replacement Reserve Deposit, Monthly Replacement Reserve Deposits and any other deposits to the Replacement Reserve Account required by the Loan Agreement.

“Replacement Threshold” has the meaning set forth in the Summary of Loan Terms.

“Replacements” means, individually and collectively, the Required Replacements, Borrower Requested Replacements and Additional Lender Replacements.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 15
Fannie Mae	07-11	© 2011 Fannie Mae

“Required Repair Schedule” means that certain Schedule 6 (Required Repairs) to the Loan Agreement.

“Required Repairs” means those items listed on the Required Repair Schedule.

“Required Replacement Schedule” means that certain Schedule 5 (Required Replacements) to the Loan Agreement.

“Required Replacements” means those items listed on the Required Replacement Schedule.

“Reserve/Escrow Account Funds” means, collectively, the funds on deposit in the Reserve/Escrow Accounts.

“Reserve/Escrow Accounts” means, together, the Replacement Reserve Account and the Repairs Escrow Account.

“Residential Lease” means a leasehold interest in an individual dwelling unit and shall not include any master lease.

“Restoration” means restoring and repairing the Mortgaged Property to the equivalent of its original economic and physical condition or to a condition approved by Lender following a casualty.

“Review Fee” means the non-refundable fee of Three Thousand Dollars ($3,000) payable to Lender in connection with a Transfer for which Lender’s consent is required (including any assumption of the Mortgage Loan).

“SASA” means a Subordination, Assignment and Security Agreement in a form approved by Lender affecting the Mortgaged Property executed and delivered by Borrower and any Property Operator as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Schedule of Interest Rate Type Provisions” means that certain Schedule 3 (Schedule of Interest Rate Type Provisions) to the Loan Agreement.

“Security Instrument” means that certain multifamily mortgage, deed to secure debt or deed of trust executed and delivered by Borrower as security for the Mortgage Loan and encumbering the Mortgaged Property, including all riders or schedules attached thereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Seniors Housing Facility” means a residential housing facility which qualifies as “housing for older persons” under the Fair Housing Amendments Act of 1988 and the Housing for Older Persons Act of 1995, and as the date of this Loan Agreement, is comprised of and licensed for use as identified on the Summary of Loan Terms.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 16
Fannie Mae	07-11	© 2011 Fannie Mae

“Seniors Housing Facility Lease” means, individually and together, any Operating Lease or Sublease.

“Seniors Housing Facility Licensing Designation” means the licensing designation, if applicable, for the Seniors Housing Facility as set forth on the Summary of Loan Terms.

“Servicing Arrangement” means any arrangement between Lender and the Loan Servicer for loss sharing or interim advancement of funds.

“Sublease” means, if applicable, any sublease or similar document as amended, restated, replaced, supplemented or otherwise modified from time to time, preapproved in writing by Lender, pursuant to which control of the occupancy, use, operation, maintenance and administration of the Mortgaged Property as a Seniors Housing Facility has been granted by an Operator as sub-lessor to any Person (other than Borrower or Operator) as Sublessee.

“Sublessee” means the Person responsible for the operation and management of the Mortgaged Property pursuant to any Sublease.

“Summary of Loan Terms” means that certain Schedule 2 (Summary of Loan Terms) to the Loan Agreement.

“Taxes” has the meaning set forth in the Security Instrument.

“Third Party Payments” means all payments and the rights to receive such payments from Medicaid or other federal, state or local programs, boards, bureaus or agencies, and from residents, private insurers or others.

“Title Policy” means the mortgagee’s loan policy of title insurance issued in connection with the Mortgage Loan and insuring the lien of the Security Instrument as set forth therein, as approved by Lender.

“Total Parking Spaces” has the meaning set forth in the Summary of Loan Terms.

“Total Residential Units” has the meaning set forth in the Summary of Loan Terms.

“Transfer” means:

(a) a sale, assignment, transfer or other disposition (whether voluntary, involuntary, or by operation of law);

(b) a granting, pledging, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary, or by operation of law);

(c) an issuance or other creation of a direct or indirect ownership interest;

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 17
Fannie Mae	07-11	© 2011 Fannie Mae

(d) a withdrawal, retirement, removal or involuntary resignation of any owner or manager of a legal entity; or

(e) a merger, consolidation, dissolution or liquidation of a legal entity.

“Transfer Fee” means a fee equal to one percent (1%) of the unpaid principal balance of the Mortgage Loan payable to Lender in connection with a Transfer of the Mortgaged Property or of an ownership interest in Borrower, Guarantor or Key Principal for which Lender’s consent is required (including in connection with an assumption of the Mortgage Loan).

“UCC” has the meaning set forth in the Security Instrument.

“UCC Collateral” has the meaning set forth in the Security Instrument.

“Voidable Transfer” means any fraudulent conveyance, preference or other voidable or recoverable payment of money or transfer of property.

“Yield Maintenance Period End Date” or “Prepayment Premium Period End Date” has the meaning set forth in the Summary of Loan Terms.

“Yield Maintenance Period Term” or “Prepayment Premium Period Term” has the meaning set forth in the Summary of Loan Terms.

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 18
Fannie Mae	07-11	© 2011 Fannie Mae

INITIAL PAGE TO SCHEDULE 1 TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

/s/ JJT
Borrower Initials

Schedule 1 to Multifamily Loan and Security Agreement - Definitions Schedule (Interest Rate - Fixed Rate) (Seniors Housing)	Form 6101.FR.SRS	Page 19
Fannie Mae	07-11	© 2011 Fannie Mae

SCHEDULE 2

TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

(Seniors Housing)

Summary of Loan Terms

(Interest Rate Type - Fixed Rate)

I. GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION

Borrower	CHT GRAND ISLAND NE SENIOR LIVING, LLC, a Delaware limited liability company

Lender	KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation

Key Principal	CNL HEALTHCARE TRUST, INC., a Maryland corporation

Guarantor	CNL HEALTHCARE TRUST, INC., a Maryland corporation

Multifamily Project	PRIMROSE RETIREMENT COMMUNITY OF GRAND ISLAND

Type of Property	INDEPENDENT LIVING, ASSISTED LIVING

Seniors Housing Facility Licensing Designation	ASSISTED LIVING FACILITY

HIPAA Covered Entity	Borrower Operator Manager	☐ Yes ☒ Yes ☒ Yes	☒ No ☐ No ☐ No

Medicaid Participant	Borrower Operator Manager	☐ Yes ☐ Yes ☐ Yes	☒ No ☒ No ☒ No

Schedule 2 to Multifamily Loan and Security Agreement - Summary of Loan Terms (Interest Rate Type - Fixed Rate) (Seniors Housing)	Form 6102.FR.SRS	Page 1
Fannie Mae	07-11	© 2011 Fannie Mae

ADDRESSES

Borrower’s General Business Address	C/O CNL HEALTHCARE TRUST, INC. CNL CENTER AT CITY COMMONS 450 SOUTH ORANGE AVENUE, SUITE 1200 ORLANDO, FLORIDA 32801 ATTN: HOLLY J. GREER, SENIOR VICE PRESIDENT AND GENERAL COUNSEL

Borrower’s Notice Address	C/O CNL HEALTHCARE TRUST, INC. CNL CENTER AT CITY COMMONS 450 SOUTH ORANGE AVENUE, SUITE 1200 ORLANDO, FLORIDA 32801 ATTN: HOLLY J. GREER, SENIOR VICE PRESIDENT AND GENERAL COUNSEL HOLLY.GREER@CNL.COM

Multifamily Project Address	3990 WEST CAPITAL AVENUE GRAND ISLAND, NEBRASKA 68803

Multifamily Project County	HALL

Key Principal’s General Business Address	CNL CENTER AT CITY COMMONS 450 SOUTH ORANGE AVENUE, SUITE 1200 ORLANDO, FLORIDA 32801 ATTN: HOLLY J. GREER, SENIOR VICE PRESIDENT AND GENERAL COUNSEL

Key Principal’s Notice Address	CNL CENTER AT CITY COMMONS 450 SOUTH ORANGE AVENUE, SUITE 1200 ORLANDO, FLORIDA 32801 ATTN: HOLLY J. GREER, SENIOR VICE PRESIDENT AND GENERAL COUNSEL HOLLY.GREER@CNL.COM

Schedule 2 to Multifamily Loan and Security Agreement - Summary of Loan Terms (Interest Rate Type - Fixed Rate) (Seniors Housing)	Form 6102.FR.SRS	Page 2
Fannie Mae	07-11	© 2011 Fannie Mae

Guarantor’s General Business Address	CNL CENTER AT CITY COMMONS 450 SOUTH ORANGE AVENUE, SUITE 1200 ORLANDO, FLORIDA 32801 ATTN: HOLLY J. GREER, SENIOR VICE PRESIDENT AND GENERAL COUNSEL

Guarantor’s Notice Address	CNL CENTER AT CITY COMMONS 450 SOUTH ORANGE AVENUE, SUITE 1200 ORLANDO, FLORIDA 32801 ATTN: HOLLY J. GREER, SENIOR VICE PRESIDENT AND CORPORATE COUNSEL HOLLY.GREER@CNL.COM

Lender’s General Business Address	11501 OUTLOOK STREET, SUITE #300 OVERLAND PARK, KANSAS 66211 MAILCODE: KS-01-11-0501

Lender’s Notice Address	11501 OUTLOOK STREET, SUITE #300 OVERLAND PARK, KANSAS 66211 MAILCODE: KS-01-11-0501 ATTN: SERVICING MANAGER GINA_SULLIVAN@KEYBANK.COM

Lender’s Payment Address	P.O. BOX 145404 CINCINNATI, OHIO 45240

Manager’s General Business Address	815 NORTH 2ND STREET ABERDEEN, SOUTH DAKOTA 57402-1359 ATTN: MARK MCNEARY

Manager’s Notice Address	815 NORTH 2ND STREET ABERDEEN, SOUTH DAKOTA 57402-1359 ATTN: MARK MCNEARY MMCNEARY@PRIMROSERETIREMENT.COM

Schedule 2 to Multifamily Loan and Security Agreement - Summary of Loan Terms (Interest Rate Type - Fixed Rate) (Seniors Housing)	Form 6102.FR.SRS	Page 3
Fannie Mae	07-11	© 2011 Fannie Mae

Operator’s General Business Address	C/O PRIMROSE RETIREMENT COMMUNITIES, L.L.C. 815 NORTH 2ND STREET ABERDEEN, SOUTH DAKOTA 57402-1359 ATTN: MARK MCNEARY

Operator’s Notice Address	C/O PRIMROSE RETIREMENT COMMUNITIES, L.L.C. 815 NORTH 2ND STREET ABERDEEN, SOUTH DAKOTA 57402-1359 ATTN: MARK MCNEARY MMCNEARY@PRIMROSERETIREMENT.COM

Sublessee’s General Business Address	N/A

Sublessee’s Notice Address	N/A
II. MULTIFAMILY PROJECT INFORMATION

Property Square Footage	222,209

Total Parking Spaces	59

Total Residential Units	Independent Living Assisted Living Alzheimer’s Dementia Care	36 units 32 units 0 units 0 units
III. MORTGAGE LOAN INFORMATION

Amortization Period	360 months

Schedule 2 to Multifamily Loan and Security Agreement - Summary of Loan Terms (Interest Rate Type - Fixed Rate) (Seniors Housing)	Form 6102.FR.SRS	Page 4
Fannie Mae	07-11	© 2011 Fannie Mae

Amortization Type	☒ Amortizing ☐ Full Term Interest Only ☐ Partial Interest Only

Effective Date	August 31, 2012.

First Payment Date	The first day of October, 2012.

Fixed Rate	4.11%

Interest Accrual Method

☐ 30/360 (computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months).

or

☒ Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Mortgage Loan by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month).

Interest Only Term	0 months

Interest Rate	The Fixed Rate

Interest Rate Type	Fixed Rate

Loan Amount	$9,000,000.00

Loan Term	120 months

Loan Year	The period beginning on the Effective Date and ending on the last day of August, 2013, and each successive twelve (12) month period thereafter.

Schedule 2 to Multifamily Loan and Security Agreement - Summary of Loan Terms (Interest Rate Type - Fixed Rate) (Seniors Housing)	Form 6102.FR.SRS	Page 5
Fannie Mae	07-11	© 2011 Fannie Mae

Maturity Date	The first day of September, 2022, or any earlier date on which the unpaid principal balance of the Mortgage Loan becomes due and payable by acceleration or otherwise.

Monthly Debt Service Payment	For Amortizing (30/360 or Actual/360), and for Full Term Interest Only (30/360): $43,540.08

Prepayment Lockout Period	0 year(s) from the Effective Date

IV. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION

Yield Maintenance Period End Date or Prepayment Premium Period End Date	The last day of February, 2022.

Yield Maintenance Period Term or Prepayment Premium Period Term	114 months

V. RESERVE INFORMATION

Completion Period	Within N/A months after the Effective Date or as otherwise shown on the Required Repair Schedule.

Initial Replacement Reserve Deposit	$0

Maximum Inspection Fee	$750.00

Schedule 2 to Multifamily Loan and Security Agreement - Summary of Loan Terms (Interest Rate Type - Fixed Rate) (Seniors Housing)	Form 6102.FR.SRS	Page 6
Fannie Mae	07-11	© 2011 Fannie Mae

Maximum Repair Disbursement Interval	One time per calendar month

Maximum Replacement Reserve Disbursement Interval	One time per calendar month

Minimum Repairs Disbursement Amount	$5,000.00

Minimum Replacement Reserve Disbursement Amount	$7,500.00

Monthly Replacement Reserve Deposit	$1,700.00

Repair Threshold	$10,000.00

Repairs Escrow Account Administrative Fee	$1,000.00 payable one time

Repairs Escrow Deposit	$0

Replacement Reserve Account Administration Fee	$500.00 payable annually

Replacement Reserve Account Interest Disbursement Frequency	annually

Replacement Threshold	$10,000.00

Schedule 2 to Multifamily Loan and Security Agreement - Summary of Loan Terms (Interest Rate Type - Fixed Rate) (Seniors Housing)	Form 6102.FR.SRS	Page 7
Fannie Mae	07-11	© 2011 Fannie Mae

INITIAL PAGE TO SCHEDULE 2 TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

/s/ JJT
Borrower Initial

Schedule 2 to Multifamily Loan and Security Agreement - Summary of Loan Terms (Interest Rate Type - Fixed Rate) (Seniors Housing)	Form 6102.FR.SRS	Page 8
Fannie Mae	07-11	© 2011 Fannie Mae

SCHEDULE 3

TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

Schedule of Interest Rate Type Provisions

(Fixed Rate)

1.	Defined Terms.

Capitalized terms not otherwise defined in this Schedule have the meanings given to such terms in the Definitions Schedule to the Loan Agreement.

2.	Interest Accrual.

Except as otherwise provided in the Loan Agreement, interest shall accrue at the Interest Rate until fully paid.

Schedule 3 to Multifamily Loan and Security Agreement - Interest Rate Type Provisions (Fixed Rate)	Form 6103.FR	Page 1
Fannie Mae	01-11	© 2011 Fannie Mae

INITIAL PAGE TO SCHEDULE 3 TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

/s/ JJT
Borrower Initials

Schedule 3 to Multifamily Loan and Security Agreement - Interest Rate Type Provisions (Fixed Rate)	Form 6103.FR	Page 2
Fannie Mae	01-11	© 2011 Fannie Mae

SCHEDULE 4

TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

Prepayment Premium Schedule

(Standard Yield Maintenance – Fixed Rate)

1.	Defined Terms.

All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in the Loan Agreement.

2.	Prepayment Premium.

Any Prepayment Premium payable under Section 2.03 (Lockout/Prepayment) of the Loan Agreement shall be computed as follows:

(a) If the prepayment is made at any time after the Effective Date and before the Yield Maintenance Period End Date, the Prepayment Premium shall be the greater of:

(1) one percent (1%) of the amount of principal being prepaid; or

(2) the product obtained by multiplying:

(A) the amount of principal being prepaid,

by

(B) the difference obtained by subtracting from the Fixed Rate on the Mortgage Loan, the Yield Rate (as defined below) on the twenty-fifth (25th) Business Day preceding (i) the Intended Prepayment Date, or (ii) the date Lender accelerates the Mortgage Loan or otherwise accepts a prepayment pursuant to Section 2.03(d) (Application of Collateral) of the Loan Agreement,

by

(C) the present value factor calculated using the following formula:

1 - (1 + r)-n/12
r

[r =	Yield Rate

Schedule 4 to Multifamily Loan and Security Agreement (Prepayment Premium Schedule – Standard Yield Maintenance – Fixed Rate)	Form 6104.01	Page 1
Fannie Mae	01-11	© 2011 Fannie Mae

n =	the number of months remaining between (i) either of the following: (x) in the case of a voluntary prepayment, the last day of the month in which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of the Mortgage Loan and (ii) the Yield Maintenance Period End Date.

For purposes of this clause (ii), the “Yield Rate” means the yield calculated by interpolating the yields for the immediately shorter and longer term U.S. “Treasury constant maturities” (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the “Fed Release”) under the heading “U.S. government securities”) closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three (3) decimal places):

a =	the yield for the longer U.S. Treasury constant maturity

b =	the yield for the shorter U.S. Treasury constant maturity

x =	the term of the longer U.S. Treasury constant maturity

y =	the term of the shorter U.S. Treasury constant maturity

z =	“n” (as defined in the present value factor calculation above) divided by twelve (12).

Notwithstanding any provision to the contrary, if “z” equals a term reported under the U.S. “Treasury constant maturities” subheading in the Fed Release, the yield for such term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.]

Schedule 4 to Multifamily Loan and Security Agreement (Prepayment Premium Schedule – Standard Yield Maintenance – Fixed Rate)	Form 6104.01	Page 2
Fannie Mae	01-11	© 2011 Fannie Mae

(b) If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs, the Prepayment Premium shall be one percent (1%) of the amount of principal being prepaid.

(c) Notwithstanding the provisions of Section 2.03 (Lockout/Prepayment) of the Loan Agreement, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.

Schedule 4 to Multifamily Loan and Security Agreement (Prepayment Premium Schedule – Standard Yield Maintenance – Fixed Rate)	Form 6104.01	Page 3
Fannie Mae	01-11	© 2011 Fannie Mae

INITIAL PAGE TO SCHEDULE 4 TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

/s/ JJT
Borrower Initials

Schedule 4 to Multifamily Loan and Security Agreement (Prepayment Premium Schedule – Standard Yield Maintenance – Fixed Rate)	Form 6104.01	Page 4
Fannie Mae	01-11	© 2011 Fannie Mae

SCHEDULE 5 TO

MULTIFAMILY LOAN AND SECURITY AGREEMENT

Required Replacement Schedule

Item
Reseal and restripe asphalt parking areas
Exterior painting
Unit HVAC (condenser)
Unit Hot Water Heaters
Unit carpeting
Unit vinyl flooring
Refrigerators
Dishwashers
Common area floors (sf)
Community washing machines
Community clothes dryers
Common area FF&E Ranges

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 1
Schedule 5	04-11	© 2011 Fannie Mae

INITIAL PAGE TO SCHEDULE 5 TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

/s/ JJT
Borrower Initials

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 2
Schedule 5	04-11	© 2011 Fannie Mae

SCHEDULE 6 TO

MULTIFAMILY LOAN AND SECURITY AGREEMENT

Required Repair Schedule

NONE

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 1
Schedule 6	04-11	© 2011 Fannie Mae

INITIAL PAGE TO SCHEDULE 6 TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

/s/ JJT
Borrower Initials

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 2
Schedule 6	04-11	© 2011 Fannie Mae

SCHEDULE 7 TO

MULTIFAMILY LOAN AND SECURITY AGREEMENT

Exceptions to Representations and Warranties Schedule

NONE

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 1
Schedule 7	04-11	© 2011 Fannie Mae

INITIAL PAGE TO SCHEDULE 7 TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

/s/ JJT
Borrower Initials

Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing)	Form 6001.NR.SRS	Page 2
Schedule 7	04-11	© 2011 Fannie Mae

EXHIBIT A

MODIFICATIONS TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

(Cross-Default and Cross-Collateralization: Multi-Note)

The foregoing Loan Agreement is hereby modified as follows:

1. Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement.

2. The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Borrower Projects” has the meaning set forth in the Security Instrument.

“Other Loan” has the meaning set forth in the Security Instrument.

“Other Loan Documents” has the meaning set forth in the Security Instrument.

“Other Security Instrument” has the meaning set forth in the Security Instrument.

3. Section 4.01(h) (Borrower Status – Representations and Warranties – Borrower Single Asset Status) of the Loan Agreement is hereby deleted and restated in its entirety to read as follows:

(h)	Borrower Single Asset Status

Borrower:

(1) does not own any real property, personal property, or assets other than the Borrower Projects and assets (such as accounts) related to the operation and maintenance of the Borrower Projects;

(2) does not own, operate or participate in any business other than the management and operation of the Borrower Projects;

(3) has no material financial obligation under any indenture, mortgage, deed of trust, deed to secure debt, loan agreement or other agreement or instrument to which Borrower is a party or by which Borrower or the Borrower Projects are otherwise bound, other than unsecured obligations incurred in the ordinary course of the operation of the Borrower Projects and obligations under the Loan Documents and obligations secured by the Borrower Projects to the extent permitted by the Loan Documents;

Modifications to Multifamily Loan and Security Agreement (Cross-Default and Cross-Collateralization: Multi Note)	Form 6203	Page 1
Fannie Mae	01-11	© 2011 Fannie Mae

(4) has accurately maintained its financial statements, accounting records and other partnership, real estate investment trust, limited liability company or corporate documents, as the case may be, separate from those of any other Person, except that Borrower’s financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of an Affiliate, provided that Borrower is properly reflected and treated as a separate legal entity in such consolidated financial statements;

(5) has not commingled its assets or funds with those of any other Person;

(6) has been adequately capitalized in light of its contemplated business operations;

(7) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the Mortgage Loan, the Other Loan, or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person; and

(8) has not entered into, and was not a party to, any transaction with any affiliate of any Person, except in the ordinary course of business and on terms which are no less favorable to any such Person than would be obtained in a comparable arm’s length transaction with an unrelated third party.

4. Section 4.02(d) (Borrower Status – Covenants– Borrower Single Asset Borrower) of the Loan Agreement is hereby deleted and restated in its entirety to read as follows:

(d)	Single Asset Borrower.

Until the Indebtedness is fully paid, Borrower:

(1) shall not acquire any real property, personal property, or assets other than the Borrower Projects and assets (such as accounts) related to the operation and maintenance of the Borrower Projects;

(2) shall not own, operate or participate in any business other than the management and operation of the Borrower Projects;

(3) shall not commingle its assets or funds with those of any other Person unless such assets or funds can be segregated and identified;

(4) shall accurately maintain its financial statements, accounting records and other partnership, real estate investment trust, limited liability company or corporate documents, as the case may be, separate from those of any other Person, except that Borrower’s financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of an Affiliate, provided that Borrower is properly reflected and treated as a separate legal entity in such consolidated financial statements;

Modifications to Multifamily Loan and Security Agreement (Cross-Default and Cross-Collateralization: Multi Note)	Form 6203	Page 2
Fannie Mae	01-11	© 2011 Fannie Mae

(5) shall be adequately capitalized in light of its contemplated business operations;

(6) shall not assume, guaranty or become obligated for, the liabilities of any other Person (except in connection with the Mortgage Loan, the Other Loan or the endorsement of negotiable instruments in the ordinary course of business) or hold out its credit as being available to satisfy the obligations of any other Person; or

(7) shall not enter into, or become a party to, any transaction with any affiliate of any Person, except in the ordinary course of business and on terms which are no less favorable to any such Person than would be obtained in a comparable arm’s length transaction with an unrelated third party.

5. The following article is hereby added to the Loan Agreement as Article 16 (Cross-Default and Cross-Collateralization):

ARTICLE 16 - CROSS-DEFAULT AND CROSS-COLLATERALIZATION

Section 16.01 Cross-Default and Cross-Collateralization.

Borrower acknowledges that Lender’s agreement to amend the single asset borrower provisions of this Loan Agreement, to permit Borrower’s ownership of all of the Borrower Projects, is in partial consideration for the cross-collateralization, cross-default and release provisions set forth in the Security Instrument and this Loan Agreement. The Mortgage Loan is cross-collateralized and cross-defaulted with the Other Security Instrument and the Other Loan Documents.

Modifications to Multifamily Loan and Security Agreement (Cross-Default and Cross-Collateralization: Multi Note)	Form 6203	Page 3
Fannie Mae	01-11	© 2011 Fannie Mae

INITIAL PAGE TO EXHIBIT A MODIFICATIONS TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

/s/ JJT
Borrower Initials

Modifications to Multifamily Loan and Security Agreement (Cross-Default and Cross-Collateralization: Multi Note)	Form 6203	Page 4
Fannie Mae	01-11	© 2011 Fannie Mae

EXHIBIT B

MODIFICATIONS TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

(Waiver of Imposition Deposits)

The foregoing Loan Agreement is hereby modified as follows:

1. Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement.

2. The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Insurance Impositions” means the premiums for maintaining all Required Insurance Coverage.

“Required Insurance Coverage” means the insurance coverage required pursuant to Article 9 (Insurance) of the Loan Agreement and under any other Loan Document.

3. Section 12.02 (Imposition Deposits, Taxes, and Other Charges – Covenants) of the Loan Agreement is hereby amended by adding the following provisions to the end thereof:

(b)	Conditional Waiver of Collection of Imposition Deposits.

(1) Notwithstanding anything contained in this Section 12.02 (Imposition Deposits, Taxes, and Other Charges – Covenants) to the contrary, Lender hereby agrees to waive the collection of Imposition Deposits for Insurance Impositions, provided, that:

(A) Borrower shall pay such Insurance Impositions directly to the carrier or agent ten (10) days prior to expiration or as necessary to prevent the Required Insurance Coverage from lapsing due to non-payment of premiums;

(B) Borrower shall provide Lender with proof of payment acceptable to Lender of all Insurance Impositions within five (5) days after the date such Insurance Impositions are paid; and

(C) Borrower shall cause its insurance agent to provide Lender with such certifications regarding the Required Insurance Coverage as Lender may request from time to time evidencing that the Insurance Impositions have been paid in a timely manner and that all of the Required Insurance Coverage is in full force and effect.

Modifications to Multifamily Loan and Security Agreement (Waiver of Imposition Deposits)	Form 6228	Page 1
Fannie Mae	04-12	© 2011 Fannie Mae

(2) Lender reserves the right to require Borrower to deposit the Imposition Deposits with Lender on each Payment Date for Insurance Impositions in accordance with this Section 12.02 (Imposition Deposits, Taxes, and Other Charges – Covenants) upon:

(A) Borrower’s failure to pay Insurance Impositions or to provide Lender with proof of payment of Insurance Impositions as required in this Section 12.02(b) (Conditional Waiver of Collection of Imposition Deposits);

(B) Borrower’s failure to maintain insurance coverage in accordance with the requirements of Article 9 (Insurance);

(C) the occurrence of any Transfer which is not permitted by the Loan Documents, or any Transfer which requires Lender’s consent; or

(D) the occurrence of a default under any of the other terms, conditions and covenants set forth in this Loan Agreement or any of the other Loan Documents.

(3) Except as specifically provided in this Section 12.02(b) (Conditional Waiver of Collection of Imposition Deposits), the provisions of Article 9 (Insurance) shall remain in full force and effect.

Modifications to Multifamily Loan and Security Agreement (Waiver of Imposition Deposits)	Form 6228	Page 2
Fannie Mae	04-12	© 2011 Fannie Mae

INITIAL PAGE TO EXHIBIT B MODIFICATIONS TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

/s/ JJT
Borrower Initials

Modifications to Multifamily Loan and Security Agreement (Waiver of Imposition Deposits)	Form 6228	Page 3
Fannie Mae	04-12	© 2011 Fannie Mae